Securities and Exchange Commission
450 5 Street, N.W.
Washington, DC  20549



RE:  Midland National Life Separate Account A
     File Number 333-14081

Commissioners:

Enclosed for filing is a complete copy, including exhibits, of Post-Effective Amendment Number 2 to the above referenced Form
S-6 Registration Statement.

This amendment is being filed pursuant to paragraph (b) of Rule 485, and pursuant to subparagraph (b)(4) of that Rule, we certify the amendment does not contain disclosure which would render it ineligible to become effective pursuant to said paragraph (b).

If you have any comments or questions about this filing, please contact Fred Bellamy of Sutherland, Asbill and Brennan at 202-383-0126.

Sincerely,



Paul M. Phalen, CLU, FLMI
Assistant Vice-President
Product Implementation

VEULCVR.TXT

Registration No. 333-14081
                                             POST-EFFECTIVE AMENDMENT NO. 2

                  SECURITIES AND EXCHANGE COMMISSION
                        Washington, D.C. 20549

                              FORM S-6
                              --------

              FOR REGISTRATION UNDER THE SECURITIES ACT
              OF 1933 OF SECURITIES OF UNIT INVESTMENT
                  TRUSTS REGISTERED ON FORM N-8B-2

              MIDLAND NATIONAL LIFE SEPARATE ACCOUNT A
              ________________________________________
                         (Exact Name of Trust)

               MIDLAND NATIONAL LIFE INSURANCE COMPANY
                          (Name of Depositor)
                           One Midland Plaza
                         Sioux Falls, SD 57193
               (Address of Principal Executive Office)
                       _________________________
    Jack L. Briggs, Vice President, Secretary and General Counsel
               Midland National Life Insurance Company
                          One Midland Plaza
                        Sioux Falls, SD 57193

          (Name and Address of Agent for Service of Process)

                               Copy to:

                         Frederick R. Bellamy
                     Sutherland Asbill & Brennan L L P
                    1275 Pennsylvania Avenue, N.W.
                     Washington, D.C. 20004-2404


It is proposed that this filing will become effective (check appropriate line):
        ___  immediately upon filing pursuant to paragraph (b)
        _X_  on May 01, 1999 pursuant to paragraph (b)
        ___  60 days after filing pursuant to paragraph (a) (i)
        ___  on _________________ pursuant to paragraph (a) (i) of Rule 485

    If appropriate, check the following line:
        ___ the Post-Effective Amendment designates a new effective date for a previously filed Post-Effective Amendment.

    ----------------------------------------------------------------------


S6CVRVEL.TXT

VARIABLE EXECUTIVE UNIVERSAL LIFE
   (Variable Executive Universal Life)

Issued By:
Midland National Life Insurance Company

One Midland Plaza  Sioux Falls, SD 57193  (605) 335-5700

Variable Executive Universal Life is an individual variable life insurance policy issued by Midland National Life Insurance Company. Variable Executive Universal Life:
provides insurance coverage with flexibility in death benefits and premiums;
 pays a death benefit if the insured person dies while the contract is still in force;
 can provide substantial cash value build-up on a tax-deferred basis. However, there is no guaranteed cash value for amounts you allocate to the Investment Divisions. You bear the risk of poor investment performance for those amounts.
 lets you borrow against your contract, withdraw part of the net cash surrender value, or completely surrender your contract. Loans and withdrawals affect the cash value, and may affect the death benefit.

After the first premium, you may decide how much your premiums will be and how often you wish to pay them, within limits. You may also increase or decrease the amount of insurance protection, within limits.

Depending on the amount of premiums paid, this may or may not be a Modified Endowment contract. If it is a Modified Endowment contract, then loans and withdrawals may have negative tax consequences.

You have a limited right to examine your contract and return it to us for a refund.

You may allocate your cash value to our General Account or up to ten investment divisions.  Each division invests in a
specified mutual fund portfolio.  You can choose among the
following twenty-three investment divisions:
1. VIP Money Market Portfolio
2. VIP High Income Portfolio
3. VIP Equity-Income Portfolio
4. VIP Growth Portfolio
5. VIP Overseas Portfolio
6. VIP II Asset Manager Portfolio
7. VIP II Investment Grade Bond Portfolio
8. VIP II Contrafund Portfolio
9. VIP II Asset Manager: Growth Portfolio
10. VIP II Index 500 Portfolio
11. VIP III Growth & Income Portfolio
12. VIP III Balanced Portfolio
13. VIP III Growth Opportunities Portfolio
14. American Century VP Capital Appreciation Portfolio
15. American Century VP Value Portfolio
16. American Century VP Balanced Portfolio
17. American Century VP International Portfolio
18. American Century VP Income & Growth
19. MFS VIT Emerging Growth
20. MFS VIT Research
21. MFS VIT Growth with Income
22. MFS VIT New Discovery
23. Lord, Abbett VC   C     Growth and Income

Your cash value in the investment divisions will increase or decrease based on investment performance. You bear this risk. The U.S. Government does not insure or guarantee any of these investments. Separate prospectuses describe the investment objectives, policies and risks of the portfolios.


The Securities and Exchange Commission has not approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

Prospectus: May 1, 1999.


Table of Contents


PART 1: SUMMARY                                            3
FEATURES OF VARIABLE EXECUTIVE UNIVERSAL LIFE              3
Death Benefit Options                                      3
Contract Changes                                           3
Flexible Premium Payments                                  3
Additional Benefits                                        3
INVESTMENT CHOICES                                         4
YOUR CASH VALUE                                            4
Transfers                                                  4
Policy Loans                                               5
Withdrawing Money                                          5
Surrendering Your Contract                                 5
DEDUCTIONS AND CHARGES                                     5
Deductions From Your Premiums                              5
Deductions From Your Cash Value                            5
Surrender Charges                                          5
Portfolio Expenses                                         6
ADDITIONAL INFORMATION ABOUT THE CONTRACTS                 7
Your Right To Examine This Contract                        7
Your Contract Can Lapse                                    7
Tax Effects of Variable Executive Universal Life           7
Illustrations                                              7
PART 2: DETAILED INFORMATION ABOUT VARIABLE EXECUTIVE UNIVERSAL
LIFE                                                       8
INSURANCE FEATURES                                         8
How the Contracts Differ From Whole Life Insurance         8
Application for Insurance                                  8
Death Benefit                                              8
Maturity Benefit                                           9
Changes In Variable Executive Universal Life               9
Changing The Face Amount of Insurance                      10
Changing Your Death Benefit Option                         10
When Contract Changes Go Into Effect                       10
Flexible Premium Payments                                  11
Allocation of Premiums                                     12
Additional Benefits                                        12
Automatic Benefit Increase Provision                       13
SEPARATE ACCOUNT INVESTMENT CHOICES                        14
Our Separate Account And Its Investment Divisions          14
The Funds                                                  14
Investment Policies Of The Portfolios                      14
USING YOUR CASH VALUE                                      18
The Cash Value                                             18
Amounts In Our Separate Account                            18
How We Determine The Accumulation Unit Value               18
Cash Value Transactions                                    19
Transfers Of Cash Value                                    19
Dollar Cost Averaging                                      19
Contract Loans                                             20
Withdrawing Money From Your  Cash Value                    21
Surrendering Your Contract                                 21
THE GENERAL ACCOUNT                                        22
DEDUCTIONS AND CHARGES                                     22
Deductions From Your Premiums                              22
Charges Against The Separate Account                       23
Deductions From Your Cash Value                            23
Transaction Charges                                        24
How Cash Value Charges Are Allocated                       24
Surrender Charges                                          25
Charges In The Funds                                       26
ADDITIONAL INFORMATION ABOUT THE CONTRACTS                 27
Your Right To Examine The Contract                         27
Your Contract Can Lapse                                    27
You May Reinstate Your Contract                            28
Contract Periods And Anniversaries                         28
Maturity Date                                              28
We Own The Assets Of Our Separate Account                  28
Changing the Separate Account                              28
Limits On Our Right To Challenge The Contract              29
Your Payment Options                                       29
Your Beneficiary                                           30
Assigning Your Contract                                    31
When We Pay Proceeds From This Contract                    31
TAX EFFECTS                                                31
Contract Proceeds                                          31
Possible Charge for Midland's Taxes                        33
Other Tax Considerations                                   34
PART 3: ADDITIONAL INFORMATION                             34
MIDLAND NATIONAL LIFE INSURANCE COMPANY                    34
YOUR VOTING RIGHTS AS AN OWNER                             34
OUR REPORTS TO CONTRACT OWNERS                             35
DIVIDENDS                                                  35
MIDLAND'S SALES AND OTHER AGREEMENTS                       35
REGULATION                                                 35
YEAR 2000                                                  36
DISCOUNT FOR MIDLAND EMPLOYEES                             36
LEGAL MATTERS                                              36
FINANCIAL AND ACTUARIAL                                    36
ADDITIONAL INFORMATION                                     37
MANAGEMENT OF MIDLAND                                      38
ILLUSTRATIONS                                              41
DEFINITIONS                                                49
PERFORMANCE                                                51
FINANCIAL STATEMENTS                                       52




This prospectus generally describes only the variable portion of the Contract, except where the General Account is specifically mentioned.

Buying this contract might not be a good way of replacing your existing insurance or adding more insurance if you already own a flexible premium variable life insurance contract.

You should read this prospectus carefully and keep it for future reference. You should also have and read the current prospectuses for the funds.

PART 1: SUMMARY

In this prospectus "We", "Our", and "Us" mean Midland National
Life Insurance Company.

"You" and "Your" mean the owner of the contract. We refer to the person who is covered by the contract as the "Insured" or "Insured Person", because the insured person and the owner may not be the same.

There is a list of definitions at the end of this prospectus, explaining many words and phrases used here and in the actual insurance policy.

The detailed information appearing later in this prospectus further explains the following summary. This summary must be read along with that detailed information. Unless otherwise indicated, the description of the contract in this prospectus assumes that the contract is in force and that there is no outstanding contract loan.

FEATURES OF VARIABLE EXECUTIVE UNIVERSAL LIFE

Death Benefit Options

Variable Executive Universal Life is life insurance on the insured person. If the contract is in force we will pay a death benefit when the insured person dies. You can choose between two death benefit options:
 Option 1: death benefit equals the face amount ("Specified Amount") of the insurance contract. This is sometimes called a "level" death benefit.
Option 2: death benefit equals the face amount plus the cash value. This is sometimes called a "variable" death benefit. The death benefit may be even greater in some circumstances. See "Death Benefit" on page 8.

We deduct any outstanding loans and unpaid charges before paying any benefits. The beneficiary can take the death benefit in a lump sum or under a variety of payment plans. Whether your contract lapses or remains in force can depend on the amount of your cash value (less any outstanding loans and surrender charges). The cash value, in turn, depends on the investment performance of the investment divisions you select. (The cash value also depends on the premiums you pay and the charges we deduct.) However, during the Minimum Premium Period, you can keep your policy in force by paying a certain level of premiums.

The minimum face amount is $150,000

Contract Changes

You may change the death benefit option you have chosen. You may also increase or decrease the face amount of your contract, within limits.

Flexible Premium Payments

You may pay premiums whenever and in whatever amount you want, within certain limits. We require an initial minimum premium based on the contract's face amount and the insured person's age and sex.

You choose a planned periodic premium. But payment of the planned premiums does not ensure that your contract will remain in force. Additional premiums may be required to keep your policy from lapsing. You need not pay premiums according to the planned schedule. However, you can ensure that your contract stays in force during the Minimum Premium Period by paying premiums equal to the accumulated minimum premium amounts. See "Flexible Premium Payments" on page 11.

Additional Benefits

You may choose to include additional benefits in the contract by rider. These benefits may include:
 a disability waiver benefit (to waive the cost of monthly deductions)
 a monthly disability benefit
 an accidental death benefit
 life insurance for children
 family life insurance coverage
 life insurance for additional insured persons an accelerated death benefit in the event of a terminal illness.

We deduct any costs of additional benefits from your cash value monthly. See "Additional Benefits" on page 12.

INVESTMENT CHOICES

You may allocate your cash value to up to ten of the following investment divisions:
1.    Fidelity's Variable Insurance Products Fund (VIP)VIP Money
Market Portfolio
2. Fidelity's Variable Insurance Products Fund (VIP)VIP High
Income Portfolio
3. Fidelity's Variable Insurance Products Fund (VIP)VIP Equity-
Income Portfolio
4. Fidelity's Variable Insurance Products Fund (VIP)VIP Growth
Portfolio
5. Fidelity's Variable Insurance Products Fund (VIP)VIP
Overseas Portfolio
6. Fidelity's Variable Insurance Products Fund II (VIP II) VIP II Asset Manager Portfolio
7. Fidelity's Variable Insurance Products Fund II (VIP II) VIP II Investment Grade Bond Portfolio
8. Fidelity's Variable Insurance Products Fund II (VIP II) VIP II Contrafund Portfolio
9. Fidelity's Variable Insurance Products Fund II (VIP II) VIP II Asset Manager: Growth Portfolio
10. Fidelity's Variable Insurance Products Fund II (VIP II) VIP II Index 500 Portfolio
11. Fidelity's Variable Insurance Products Fund III (VIP III) VIP III Growth & Income Portfolio
12. Fidelity's Variable Insurance Products Fund III (VIP III) VIP III Balanced Portfolio
13. Fidelity's Variable Insurance Products Fund III (VIP III) VIP III Growth Opportunities Portfolio
14. American Century VP Capital Appreciation Portfolio
15. American Century VP Value Portfolio
16. American Century VP Balanced Portfolio
17. American Century VP International Portfolio
18. American Century VP Income & Growth
19. MFS VIT Emerging Growth
20. MFS VIT Research
21. MFS VIT Growth with Income
22. MFS VIT New Discovery
23. Lord, Abbett VC   C     Growth and Income

You bear the complete investment risk for all amounts allocated to any of these investment divisions. You may also allocate your cash value to our General Account, where we guarantee the safety of principal and a minimum interest rate.

For more information, see "The Funds" on page 14.

YOUR CASH VALUE

Your cash value begins with your first premium payment. From your premium we deduct a sales charge, a premium tax and any per premium expenses. The balance of the premium is your beginning cash value.

Your cash value reflects:
 the amount and frequency of premium payments, deductions for the cost of insurance and expenses, the investment performance of your chosen investment divisions,
 interest earned on amounts allocated to the General Account, loans, and partial withdrawals.

There is no guaranteed cash value for amounts allocated to the investment divisions.

See "The Cash Value" on page 18.

Transfers

You may transfer your cash value between the General Account and the various investment divisions. Transfers take effect when we receive your request. We require a minimum amount for each transfer, usually $200. Currently, we allow an unlimited number of transfers. We reserve the right to charge a $25 fee after the 12th transfer in a contract year. There are other limitations on transfers to and from the General Account. See "Transfers Of Cash Value" on page 19.

Policy Loans

You may borrow up to 92% of your cash surrender value (the cash value less the surrender charge). Your contract will be the sole security for the loan. Your contract states a minimum loan amount, usually $200. Contract loan interest accrues daily at an annually adjusted rate. See "Contract Loans" on page 20. Contract loan interest is not tax deductible on contracts owned by an individual. There may be federal tax consequences for taking a policy loan. See "TAX EFFECTS" on page 31.

Withdrawing Money

You may make a partial withdrawal from your cash value. The
current minimum withdrawal amount is $200. The maximum partial withdrawal you can make is 50% of the net cash surrender value.
   The Net Cash Surrender ValueThat      is the cash surrender value
(your cash value minus any surrender charge) minus any outstanding loan and loan interest due. Withdrawals are subject to other requirements. If you make more than one withdrawal in a contract year, then we deduct a service charge
(no more than $25). See "Withdrawing Money From Your  Cash
Value" on page 21. Withdrawals and surrenders may have negative tax effects. See "TAX EFFECTS" on page 31.

Surrendering Your Contract

You can surrender your contract for cash and then we will pay you the net cash surrender value. A surrender charge may be deducted, and taxes and a tax penalty may apply. See
"Surrendering Your Contract" on page 21.

DEDUCTIONS AND CHARGES

Deductions From Your Premiums

We deduct a 2.50% sales charge from each premium payment. This charge partially reimburses us for the selling and distributing costs of this contract. We also charge a 2.5% premium tax on each premium payment. We may decrease or increase this charge depending on our expenses, and we may vary this charge by state. If you elect to pay premiums by Civil Service Allotment, we also deduct a $.46 charge from each premium payment. See "Deductions From Your Premiums" on page 22.

Deductions From Your Cash Value

Certain amounts are deducted from your cash value each month.
These are:
 an expense charge of $6.00 (currently, we plan to make this deduction for only the first 15 contract years), a cost of insurance charge. The amount of this charge is based on the insured person's attained age, sex, risk class, and the amount of insurance under your contract; and
 charges for additional benefits.

In addition, we deduct fees when you make:
 a partial withdrawal of net cash surrender value more than once in a contract year or more than twelve transfers a year between investment divisions. (We currently waive this charge).

See "Deductions From Your Cash Value" on page 23.

We also deduct a daily charge at an annual rate of 0.90% of the
assets in every investment division.     We currently intend to
reduce this charge to 0.50% after the 10th contract year. (This
is not guaranteed.)      This charge is for certain mortality and
expense risks.

Surrender Charges

We deduct a surrender charge only if you surrender your contract for its net cash surrender value or let your contract lapse during the first 12 contract years. If you keep this contract in force for 12 years, then you will not incur a surrender charge.

The surrender charge has two parts: a deferred sales charge and a deferred issue charge. The deferred sales charge partially reimburses us for our costs in selling and distributing this contract. The deferred issue charge reimburses us for underwriting and our other costs in issuing the contract.
The maximum deferred sales charge is:
 27.5% of any premium payment in the first 2 contract years up to one guideline annual premium (this varies for each contract); and
 6.5% of all other premium payments.

After seven years, this charge begins to decline. There is no surrender charge after 12 years. The amount of the deferred sales charge depends on:
1) the amount of your premium payments,
2) when you pay your premiums and
3) when you surrender your contract or allow it to lapse.

The deferred issue charge is on a fixed schedule per thousand dollars of face amount. It starts at $3.00 per $1,000 of face amount for the first 7 contract years and decreases to $0.00 after the 12th contract year. This summary of the deferred sales charge and the deferred issue charge assumes no changes in face amount. See "Surrender Charges" on page 25.

Portfolio Expenses

Each investment division invests exclusively in a corresponding mutual fund portfolio. Each portfolio pays an investment advisory fee, and may also incur other operating expenses. The total expenses for each portfolio (as a percentage of assets)
for the year ending December 31,    19981997     are shown in the
table below (except as otherwise noted).
                                                           Total
Portfolio                                                  Expenses
VIP Money Market                                           .30%.31%
VIP High Income                                            .70%.71%
VIP Equity-Income(1)                                       .58%
VIP Growth(1)                                              .68%.69%
VIP Overseas(1)                                            .91%.92%

VIP II Asset Manager(1)                                    .64%.65%
VIP II Investment Grade Bond                               .57%.58%
VIP II Contrafund(1)                                       .70%.71%
VIP II Asset Manager: Growth(1)                            .73%.77%
VIP II Index 500(1)(2)                                     .35%.28%

VIP III Growth & Income(1)                                 .61%.70%
VIP III Balanced(1)                                        .59%.61%
VIP III Growth Opportunities(1)                            .71%.74%

American Century VP Capital Appreciation                   1.00%
American Century VP Value                                  1.00%
American Century VP Balanced                               1.00%
American Century VP International                          1.47%1.50%
American Century VP Income & Growth(4)                     .70%

MFS VIT Emerging Growth(3)                                 .85%.87%
MFS VIT Research(3)                                        .86%.88%
MFS VIT Growth with Income(3)                              .88%1.00%
MFS VIT New Discovery(2) (3) (4)                          1.17%1.15%

Lord, Abbett VC   C     Growth and Income                   .51%.52%
(1) This portfolio used a portion of its paid brokerage
commissions to reduce its expenses.  Certain portfolios used credits gained as a result of uninvested cash balances to
reduce custodian and transfer agent expenses. Including these reductions, total operating expenses would have been as follows:
VIP Equity-Income                                          0.57%
VIP Growth                                                 0.66%0.67%
VIP Overseas                                               0.89%0.90%
VIP II Asset Manager                                       0.63%0.64%
VIP II Index 500                                           0.28%
VIP II Contrafund                                          0.66%0.78%
VIP II Asset Manager: Growth                               0.72%0.76%
VIP III Balanced                                           0.58%0.60%
VIP III Growth Opportunities                               0.70%0.73%
   VIP III Growth & Income                                 0.60%

    (2) The Fund's investment advisor voluntarily reduced the portfolio's expenses. Absent reimbursement, the total expenses for the VIP II Index 500 would have been 0.40%.
   (2)(3) MFS has agreed to bear expenses for thisthese portfolios,
such that theeach such     portfolio's other expenses shall not
exceed 0.25%. Without this limitation, the other expenses and total expenses would be
   0.35% and 1.10% for the MFS VIT Growth with Income, and
 4.32%0.47% and 5.22%1.37%     for the MFS VIT New Discovery.
   (4) The annual expenses shown for these portfolios are based on estimated expenses for 1998.
(3) Each of the MFS Series has an expense offset arrangement, which reduces the series' custodian fee based upon the amount of cash maintained by the series with its custodian and dividend disbursing agent. Each series may enter into other such arrangements and directed brokerage arrangements, which would also havae the effect of reducing the series' expenses.
The expenses shown above do not take into account these expense reductions, and are therefore higher than the actual expenses of the series.

See "Charges In The Funds" on page 26.

ADDITIONAL INFORMATION ABOUT THE CONTRACTS

Your Right To Examine This Contract

You have a right to examine and cancel the contract. Your cancellation request must be postmarked by the latest of the following 3 dates:
 10 days after you receive your contract, 10 days after we mail you a notice of this right, or 45 days after you sign the contract application.

If you cancel your contract during this period, then we will return your cash value plus all of the charges we have deducted from premiums or from the investment divisions or the cash value. Expenses of the portfolios are not returned.
See "Your Right To Examine The Contract" on page 27.

Your Contract Can Lapse

Your contract remains in force if the net cash surrender value can pay the monthly charges. In addition, during the Minimum Premium Period, your contract will remain in force as long as you meet the applicable minimum premium requirements. However, the contract can lapse after the Minimum Premium Period no matter how much you pay in premiums, if the net cash surrender value is insufficient to pay the monthly charges (subject to the grace period). See "Your Contract Can Lapse" on page 27.

Tax Effects of Variable Executive Universal Life

We believe that a contract issued on the basis of a standard rate class should quality as a life insurance contract for federal income tax purposes. It is unclear whether a contract issued on a substandard basis would qualify as a life insurance contract, particularly if you pay the full amount of premiums permitted under the contract. If a contract does not satisfy
Section 7702 of the Internal Revenue code (defining life insurance for tax purposes), we will take appropriate and reasonable steps to try to get the contract to comply with
Section 7702.

If a contract qualifies as a life insurance contract for federal income tax purposes, then the death benefit payment is not subject to federal income tax. In addition, under current federal tax law, you do not have to pay income tax on any increases in your cash value as long as they remain in your contract.

A contract may be treated as a "Modified Endowment contract" depending upon the amount of premiums paid in relation to the death benefit. If the contract is a Modified Endowment contract, then all pre-death distributions, including contract loans, will be treated first as distributions of taxable income and then as a return of your investment in the contract. In addition, prior to age 59 1/2, such distributions generally will be subject to a 10% penalty tax.

If the contract is not a Modified Endowment contract, distributions generally will be treated first as a return of your investment in the contract and then as a distribution of taxable income. Moreover, loans will not be treated as distributions. Finally, distributions and loans from a contract that is not a Modified Endowment contract are not subject to the 10% penalty tax. See "TAX EFFECTS" on page 31.

Illustrations

This prospectus includes sample projections of hypothetical
death benefits and cash surrender values,    beginning on page
42.in Appendix B.      These are only hypothetical figures and are
not indications of either past or anticipated future investment performance. These hypothetical value projections may be helpful in understanding the long-term effects of different levels of investment performance, charges and deductions. They may help in comparing this contract to other life insurance contracts. They indicate that if the contract is surrendered in the early contract years, the net cash surrender value may be low compared to never purchasing the policy and investing the money used as premiums at 5% per year. This demonstrates that this contract should not be purchased as a short-term investment.

PART 2: DETAILED INFORMATION

ABOUT VARIABLE

EXECUTIVE UNIVERSAL LIFE

INSURANCE FEATURES

This prospectus describes our Variable Executive Universal Life contract. There may be contractual variances because of requirements of the state where your contract is issued.

How the Contracts Differ From Whole Life Insurance

Variable Executive Universal Life (VEUL) provides insurance coverage with flexibility in death benefits and premium payments. It enables you to respond to changes in your life and to take advantage of favorable financial conditions. VEUL differs from traditional whole life insurance because you may choose the amount and frequency of premium payments, within limits.

In addition, VEUL has two types death benefit options. You may switch back and forth between these options. Variable
Executive Universal Life also allows you to change the face amount without purchasing a new insurance policy. However, evidence of insurability may be required.

Application for Insurance

To apply for a contract you must submit a completed application. We decide whether to issue a contract based on the information in the application and our standards for issuing insurance and classifying risks. If we decide not to issue a contract, then we will return the sum of premiums paid plus interest credited. The maximum issue age is 80.

Death Benefit

We pay the death benefit to the beneficiary when the insured person dies (outstanding indebtedness will be deducted from the proceeds). As the owner, you may choose between two death benefit options:
 Option 1 provides a benefit that equals the face amount of
the contract.  This "level" death benefit is for owners who
prefer insurance coverage that does not vary in amount and
has lower insurance charges.  Except as described below, the option 1 death benefit is level or fixed at the face amount.
 Option 2 provides a benefit that equals the face amount of
the contract plus the cash value on the day the insured
person dies. This "variable" death benefit is for owners who prefer to have investment performance reflected in the amount of their insurance coverage.  Under Option 2, the value of
the death benefit fluctuates with your cash value.
Under both options, Federal tax law may require a greater
benefit.  This benefit is a percentage multiple of your cash value.  The percentage declines as the insured person gets
older (this is referred to as the "corridor" percentage).
   ThisThe     death benefit will be your cash value on the day the
insured person dies multiplied by the percentage for his or her age. For this purpose, age is the attained age (last birthday) at the beginning of the contract year of the insured person's death.

The percentages are shown below:

Table of Death Benefits
Based on Cash Value
                        The Death                     The Death
                        Benefit Will                  Benefit Will
                        Be At Least                   Be At Least
         If The         Equal To       If The         Equal To
         Insured        This Percent   Insured        This Percent
         Person's       of The         Person's       of The
         Age Is         Cash Value     Age Is         Cash Value
         0-40           250%           60             130%
         41             243%           61             128%
         42             236%           62             126%
         43             229%           63             124%
         44             222%           64             122%

         45             215%           65             120%
         46             209%           66             119%
         47             203%           67             118%
         48             197%           68             117%
         49             191%           69             116%

         50             185%           70             115%
         51             178%           71             113%
         52             171%           72             111%
         53             164%           73             109%
         54             157%           74             107%

         55             150%           75-90          105%
         56             146%           91             104%
         57             142%           92             103%
         58             138%           93             102%
         59             134%           94             101%
                                       95-99 100%


These percentages are based on federal income tax law which require a minimum death benefit, in relation to cash value, for your contract to qualify as life insurance.

For example, assume the insured person is 55 years old and the face amount is $100,000. The "corridor percentage" at that age is 150%. Under Option 1, the death benefit will generally be $100,000. However, when the cash value is greater than $66,666.67, the corridor percentage applies and the death benefit will be greater than $100,000 (since 150% of $66,666.67 equals $100,000). In this case, at age 55, we multiply the cash value by a factor of 150%. So if the cash value were $70,000, then the death benefit would be $105,000.

Under Option 2, the death benefit is the face amount plus the cash value. In this example, if a 55 year-old had a face amount of $100,000 and a cash value of $200,000, then the death benefit would be $300,000. This figure results from either:
(a) adding the face amount to the cash value or (b) multiplying the cash value by the corridor percentage. For all cash values higher than this level, the corridor percentage would apply. Therefore, for every $1.00 added to the cash value above $200,000, the death benefit would increase by $1.50 (at that age).

Under either option, the length of time your contract remains in force depends on the net cash surrender value of your contract and whether you meet the Minimum Premium Period requirements. Your coverage lasts as long as your net cash surrender value can cover the monthly deductions from your cash value. In addition, during the Minimum Premium Period, your contract remains in force if the sum of your premium payments (minus any loans or withdrawals) is greater than the sum of the monthly minimum premiums for all of the contract months since the contract was issued.

The investment performances of the investment divisions and the interest earned in the General Account affect your cash value.
Therefore, the returns from these investment options can affect the length of time your contract remains in force.

The minimum initial face amount is $150,000.

Maturity Benefit

If the insured person is still living on the maturity date, we will pay the beneficiary the cash value minus any outstanding loans. The contract will then end. The maturity date is the contract anniversary after the insured person's 100th birthday. In certain circumstances, you may extend the maturity date. See "Maturity Date" on page 28.

Changes In Variable Executive Universal Life

Variable Executive Universal Life gives you the flexibility to choose from a variety of strategies that enable you to increase or decrease your insurance protection. A reduction in face amount lessens the emphasis on a contract's insurance coverage by reducing both the death benefit and the amount of pure insurance provided.
The amount of pure insurance is the difference between the cash value and the death benefit. This is the amount of risk we take. A reduced amount at risk results in lower cost of insurance deductions from your cash value.

A partial withdrawal reduces the cash value and may reduce the death benefit, while providing you with a cash payment, but generally does not reduce the amount at risk. Choosing not to make premium payments may have the effect of reducing the cash value. Under death benefit option 1, reducing the cash value increases the amount at risk (thereby increasing the cost of insurance deductions) while leaving the death benefit unchanged; under death benefit option 2, it decreases the death benefit while leaving the amount at risk unchanged.
Increases in the face amount have the exact opposite effect of decreases.

Changing The Face Amount of Insurance

You may change the face amount of your contract by sending a written request to our home office. You can only change the face amount twice each contract year. All changes are subject to our approval and to the following conditions.

For increases:
 Increases in the face amount must be at least $25,000.
 To increase the face amount, you must provide satisfactory evidence of insurability. If the insured person has become a more expensive risk, then we charge higher cost of insurance fees for the additional amounts of insurance (we may change this procedure in the future).
 Monthly cost of insurance deductions from your cash value will increase. There will also be a surrender charge increase. These begin on the date the face amount increase takes effect.
 The right to examine this contract does not apply to face amount increases. (It only applies when you first buy the contract.)

For decreases:
 You cannot reduce the face amount below the minimum we require to issue this contract at the time of the reduction. Monthly cost of insurance deductions from your cash value will decrease.
 The federal tax law may limit a decrease in the face amount.

If that limit applies, then your new death benefit will be your cash value multiplied by the corridor percentage the federal tax law specifies for the insured's age at the time of the change.

 If you request a face amount decrease after you have already increased the face amount at substandard (i.e., higher) risk charges, and the original face amount was at standard risk charges, then we will first decrease the face amount that is at substandard higher risk charges. We may change this procedure.

Changing Your Death Benefit Option

You may change your death benefit option by sending a written request to our home office. We require satisfactory evidence of insurability to make this change.

If you change from option 1 to option 2, the face amount decreases by your cash value on the date of the change. This keeps the death benefit and amount at risk the same as before the change. We may not allow a change in death benefit option if it would reduce the face amount below the minimum we require to issue this contract at the time of the reduction.

If you change from option 2 to option 1, then the face amount increases by the amount of your cash value on the date of the change. These increases and decreases in face amount are made so that the amount of the death benefit remains the same on the date of the change. When the death benefit remains the same, there is no change in the net amount at risk. This is the amount on which the cost of insurance charges are based.

When Contract Changes Go Into Effect

Any changes in the face amount or the death benefit option will go into effect on the monthly anniversary of the date we approved your request. After your request is approved, you will receive a written notice showing each change. You should attach this notice to your contract. We may also ask you to return your contract to us at our home office so that we can make a change. We will notify you if we do not approve a change you request. For example, we might not approve a change that would disqualify your contract as life insurance for income tax purposes.

Contract changes may have negative tax consequences. See "TAX
EFFECTS" on page 31.

Flexible Premium Payments

You may choose the amount and frequency of premium payments, within the limits described below.

Even though your premiums are flexible, your contract
information page will show a "planned" periodic premium. You determine the planned premium when you apply and can change them at any time.  You will specify the frequency to be on a
quarterly, semi-annual or annual basis.     The planned premiums
may not be enough to keep your contract in force.      Planned
periodic premiums may be monthly if paid by pre-authorized
check.  Premiums may be bi-weekly if paid by Civil Service
Allotment.    The planned premiums may not be enough to keep your
contract in force.

The insurance goes into effect when we receive your initial minimum premium payment (and approve your application). We determine the initial minimum premium based on:
1) the age, sex, and premium class of the insured person,
2) the initial face amount of the contract, and
3) any additional benefits selected.

All premium payments should be payable to "Midland". After your first premium payment, all additional premiums should be sent directly to our home office.

We will send you premium reminders based on your planned premium schedule. You may make the planned payment, skip the planned payment, or change the frequency or the amount of the payment. Generally, you may pay premiums at any time. Amounts must be at least $50, unless made through a $30 monthly automatic payment plan.

Payment of the planned premiums does not guarantee that your contract will stay in force. Additional premium payments may be necessary. The planned premiums increase when the face amount of insurance increases. This includes increases resulting from the Automatic Benefit Increase provision. (See "Automatic Benefit Increase Provision" on page 13 for details on how and when the increases are applied.)

If you send us a premium payment that would cause your contract to cease to qualify as life insurance under Federal tax law, we will notify you and return that portion of the premium that would cause the disqualification.

Premium Provisions During The Minimum Premium Period. During
the Minimum Premium Period, you can keep your contract in force by meeting a minimum premium requirement. The Minimum Premium Period lasts until the 5th contract anniversary. A monthly minimum premium is shown on your contract information page.
(This is not the same as the planned premiums.) The minimum premium requirement will be satisfied if the sum of premiums you have paid, less your loans or withdrawals, is more than the sum of the monthly minimum premiums required to that date. The minimum premium increases when the face amount increases.
During the Minimum Premium Period, your contract will lapse if:
 the net cash surrender value cannot cover the monthly
deductions from your cash value; and
 the    total     premiums you have paid,    less your loans or
withdrawals,     are less than the total monthly minimum premiums
required to that date.

This contract lapse can occur even if you pay all of the planned premiums.

Premium Provisions After The Minimum Premium Period. After the Minimum Premium Period, your contract will lapse if the net cash surrender value cannot cover the monthly deductions from your cash value. Paying your planned premiums may not be sufficient to maintain your contract because of investment performance, charges and deductions, contract changes or other factors. Therefore, additional premiums may be necessary to keep your contract in force.

Allocation of Premiums

Each net premium will be allocated to the investment divisions or to our General Account on the day we receive it (except that any premium received before we issue the contract will not be allocated or invested until we issue the contract). The net premium is the premium minus a sales charge, a premium tax and any expense charges. Each premium is put into your cash value according to your instructions. Your contract application may provide directions to allocate net premiums to our General
Account or the investment divisions.  You may not allocate your cash value to more than 10 investment divisions at any one
point in time.  Your allocation instructions will apply to all of your premiums unless you write to our home office with new instructions. Allocation percentages may be any whole number
from    010      to 100.  The sum of the allocation percentages must
equal 100. Of course, you may choose not to allocate a premium to any particular investment division. See "THE GENERAL
ACCOUNT" on page 22. Any premium received before the record date will be held and earn interest in the General Account until the day after the record date. When this period ends your instructions will dictate how we allocate it.

Additional Benefits

You may include additional benefits in your contract. Certain benefits result in an additional monthly deduction from your cash value. You may cancel these benefits at any time. The following briefly summarizes the additional benefits that are currently available:

(1) Disability Waiver Benefit: With this benefit, we waive monthly charges from the cash value if the insured person becomes totally disabled on or after his/her 15th birthday and the disability continues for at least 6 months. If a disability starts before the contract anniversary following the insured person's 60th birthday, then we will waive monthly deductions for as long as the disability continues.
(2) Monthly Disability Benefit: With this benefit, we pay a set amount into your cash value each month (the amount is on your contract information page). The benefit is payable when the insured person becomes totally disabled on or after their 15th birthday and the disability continues for at least 6 months. The disability must start before the contract anniversary following the insured person's 60th birthday. The benefit will continue until the insured person reaches age 65. If the amount of benefit paid into the cash value is more than the amount allowed under the income tax code, the monthly benefit will be paid to the insured person.
(3) Accidental Death Benefit: We will pay an additional benefit if the insured person dies from a physical injury that results from an accident, provided the insured person dies before the contract anniversary that is within a half year of his or her 70th birthday.
(4) Children's Insurance Rider: This benefit provides term life insurance on the lives of the insured person's children. This includes natural children, stepchildren and legally adopted children, between the ages of 15 days and 21 years. They are covered until the insured person reaches age 65 or the child reaches age 25.
(5) Family Insurance Rider: This benefit provides term life insurance on the insured person's children as does the Children's Insurance. It also provides decreasing term life insurance on the insured's spouse.
(6) Additional Insured Rider: You may provide term insurance for another person, such as the insured person's spouse, under your contract. A separate charge will be deducted for each additional insured.
(7) Guaranteed Insurability Rider: This benefit provides for additional amounts of insurance without further evidence of insurability.
(8) Living Needs Rider: This benefit provides an accelerated death benefit as payment of an "Advanced Sum," in the event the insured person is expected to die within 12 months.
You can choose the death benefit amount to accelerate at the time of the claim. The maximum advanced sum is 50% of the eligible death benefit (which is the death benefit of the contract plus the sum of any additional death benefits on the life of the insured person provided by any eligible riders). Currently, there is a maximum of $250,000 and a minimum of $5,000.

There is no charge for this benefit prior to the time of a payment. The amount of the advanced sum is reduced by expected future interest and may be reduced by a charge for administrative expenses.
On the day we pay the accelerated benefit, we will reduce the following in proportion to the reduction in the eligible death benefit:
a. the death benefit of the contract and of each eligible rider
b. the face amount
c. any cash values
d. any outstanding loan

When we reduce the cash value, we allocate the reduction based on the proportion that your unloaned amounts in the General
Account and your amounts in the investment divisions bear to the total unloaned portion of your cash value.

Pursuant to the Health Insurance Portability and Accountability Act of 1996, we believe that for federal income tax purposes an advanced sum payment made under the living needs rider should be fully excludable from the gross income of the beneficiary, as long as the beneficiary is the insured person under the contract. However, you should consult a qualified tax advisor about the consequences of adding this rider to a contract or requesting an advanced sum payment under this rider.

Automatic Benefit Increase Provision

The Automatic Benefit Increase (ABI) provision is a contract rider that allows for face amount increases to keep pace with inflation.  All standard issues of regularly underwritten
policies    issued after May 1, 1998,     include the ABI provision,
except where the issue age of the primary insured is older than
55. In addition, the ABI provision is not included where the billing mode is military government allotment, civil service allotment or list bill.

The ABI can automatically increase your face amount every two years, based on increases in the Consumer Price Index. The increases will occur on the 2nd contract anniversary and every two years thereafter, unless you reject an increase. The increases continue until the rider terminates. We send you a notice about the increase amounts at least 30 days before the increase date. You have the right to reject any increase in face amount by sending us a notice before it takes effect. If you reject an increase, then the ABI provision terminates. (See your ABI rider for exact details.)

We calculate each face amount increase under the ABI provision as follows:
(a) The eligible face amount, multiplied by
(b) The Consumer Price Index 5 months before the increase date, divided by
(c) The Consumer Price Index 29 months before the increase date, minus the eligible face amount from part (a). The eligible face amount is the sum of the portions of the face amount of insurance that are in the non-smoker, ordinary or preferred premium class.

The maximum increase is the lesser of $50,000 or 20% of the eligible face amount. The ABI provision automatically terminates once the total of the increases is more than twice the initial face amount. The Consumer Price Index is the U.S. Consumer Price Index for all urban consumers as published by the U.S. Department of Labor. (See your policy form for more details on this index.)

The ABI provision does not require separate monthly charges, but it does affect the amount of your monthly cost of insurance charge by increasing your face amount. (See "Deductions From
Your Cash Value" on page 23.)

ABI increases also increase the planned and minimum premiums.
(See Your ABI Rider and Your Base Contract Policy Form for exact details.)

SEPARATE ACCOUNT INVESTMENT CHOICES

Our Separate Account And Its Investment Divisions

The "Separate Account" is our Separate Account A, established under the insurance laws of the State of South Dakota. It is a unit investment trust registered with the Securities and Exchange Commission (SEC) under the Investment Company Act of 1940 but this registration does not involve any SEC supervision of its management or investment policies. The Separate Account meets the definition of a "Separate Account" under the federal securities laws. The Separate Account has a number of investment divisions, each of which invests in the shares of a corresponding portfolio of the Funds. You may allocate part or all of your net premiums to ten of the twenty-three investment divisions of our Separate Account.

The Funds

Each of the 23 portfolios available under the contract is a
"series" of one of the following investment companies:
1. Fidelity's Variable Insurance Products Fund,
2. Fidelity's Variable Insurance Products Fund II,
3. Fidelity's Variable Insurance Products Fund III,
4. American Century Variable Portfolios, Inc.,
5.     MFS(r)Massachusetts Financial's     Variable Insurance Trusts, and
6. Lord, Abbett's Series Fund, Inc.

The Funds' shares are bought and sold by our Separate Account at net asset value. More detailed information about the Funds and their investment objectives, policies, risks, expenses and other aspects of their operations, appear in their prospectuses, which accompany this prospectus.

Midland may from time to time receive revenue from the Funds and/or from their managers. The amounts of the revenue, if any, may be based on the amount of Midland's investments in the Funds.

Investment Policies Of The Portfolios

Each portfolio tries to achieve a specified investment objective by following certain investment policies. A portfolio's objectives and policies affect its returns and risks. Each investment division's performance depends on the experience of the corresponding portfolio. The objectives of the portfolios are as follows:

Portfolio
Objective

VIP Money Market
   Seeks as
high a level
of current
income as is
consistent
with
preservation
of capital
and
liquidity by
investing in
U.S. dollar-
denominated
money market
securities. Seeks to earn
a high level
of current
income as is
consistent
with
preserving
capital and
providing
liquidity by
investing in
high quality
money market
instruments.
(An
investment
in the Money
Market or
any other
Portfolio is
neither
insured nor
guaranteed
by the U.S.
Government,
and there is
no assurance
that the
Money Market
Portfolio
will be able
to maintain
a constant
net asset
value.)

VIP High Income
   Seeks a high
level of
current
income by
investing
primarily in
income-
producing
debt
securities
while also
considering
growth of
capital.
Policy
owners
should
understand
that the
fund's unit
price may be
volatile due
to the
nature of
the high
yield bond
marketplace.
Seeks high
current
income by
investing
primarily in
high-
yielding,
lower-rated,
fixed-income
securities,
while also
considering
growth of
capital. For
a description
of the
special
risks
involved in
investing in
these securities,
see the
prospectus
for the
Funds.

VIP Equity-Income
   Seeks
reasonable
income by
investing
primarily in
income-
producing
equity
securities.
In choosing
these
securities,
the Manager
will
consider the
potential
for capital
appreciation. The
Portfolio's
goal is to
achieve a
yield which
exceeds the
composite
yield on the
securities
comprising
the Standard
& Poor's
Composite
Index of 500
Stocks. Seeks
reasonable
income by
investing
primarily in
income-
producing
equity
securities.
In choosing
these
securities,
the Manager
will
consider the
potential
for capital
appreciation. The
Portfolio's
goal is to
achieve a
yield which
exceeds the
composite
yield on the
securities
comprising
the Standard
& Poor's
Composite
Index of 500
Stocks.

VIP Growth
   Seeks
capital
appreciation
by investing
in common
stocks. The
adviser
invests the
fund's
assets in
companies
the adviser
believes
have above-
average
growth
potential. Seeks capital
appreciation
by investing
in common
stocks,
although the
Portfolio's
investments
are not
restricted
to any one
type of
security.
Capital
appreciation
also may be
found in
other types
of
securities,
including
bonds and
preferred
stocks.

VIP Overseas
   Seeks long-
term growth
of capital,
primarily
through
investments
in foreign
securities. Seeks
long-term growth
of capital,
primarily
through
investments
in foreign
securities.

VIP II Asset Manager
   Seeks high
total return
with reduced
risk over
the long
term by
allocating
its assets
among
domestic and
foreign
stocks,
bonds and
short-term
instruments.
Seeks high
total return
with reduced
risk over
the long-
term by
allocating
its assets
among
domestic and
foreign
stocks,
bonds and
short-term
money market
instruments.

VIP II Investment Grade Bond
   Seeks a high
a level of
current
income as is
consistent
with the
preservation
of capital
by investing
in U.S.
dollar-
denominated
investment-
grade
bonds. Seeks
as high a
level of
current
income as is
consistent
with the
preservation
of capital
by investing
in a broad
range of
investment
grade fixed
income
securities.

VIP II Contrafund
   Seeks to
achieve
capital
appreciation
over the
long term by
investing in
common
stocks and
securities
of companies
whose value
the manager
believes is
not fully
recognized
by the
public. Seeks
to achieve
capital
appreciation
over the
long term by
investing in
securities
of companies
whose value
the manager
believes is
not
recognized
fully by the
public.

VIP II Asset Manager: Growth
   Seeks to
maximize
total return
by allocating
its assets
among stocks,
bonds, short-term
instruments,
and other
investments.
Seeks to
maximize
total return
over the
long term
through
investments
in stocks,
bonds, and
short-term
instruments.
This portfolio
has a
heavier
emphasis on
stocks than
the Asset
Manager
Portfolio.

VIP II Index 500
   Seeks to
provide
investment
results that
correspond
to the total
return of
common stocks
publicly
traded in
the United
States by
duplicating
the composition
and total
return of
the Standard
& Poor's
Composite
Index of 500
Stocks. Seeks
to provide
investment
results that
correspond
to the total
return of
common
stocks
publicly
traded in
the United
States by
duplicating
the composition
and total
return of
the Standard
& Poor's
Composite
Index of 500
Stocks. This
is designed
as a long- term
investment
option.

 VIP III Growth & Income
   Seeks high
total
return,
combining
current
income and
capital
appreciation. Invests
mainly in
stocks that
pay current
dividends
and show
potential
for capital
appreciation
earnings
potential.

VIP III Balanced
   Seeks both
income and
growth of
capital.
When FMR's
outlook is
neutral, it
will invest
approximately
60% of the
fund's
assets in
equity
securities
and will
always
invest at
least 25% of
the fund's
assets in
fixed-income
senior
securities. Seeks to
balance the
growth
potential of
stocks with
the possible
income
cushion of
bonds.
Invests in
broad
selection of
stocks,
bonds and
convertible
securities.

VIP III Growth Opportunities
   Seeks
capital
growth by
investing
primarily in
common
stocks.
Although the
fund invests
primarily in
common
stocks, it
has the
ability to
purchase
other
securities,
including
bonds, which
may be
lower-
quality debt
securities. Seeks long-
term growth
of capital.
Invests
primarily in
common
stocks and
securities
convertible
into common
stocks, but
it has the
ability to
purchase
other
securities
such as
preferred
stocks and
bonds that
may produce
capital
growth.

American Century VP Capital Appreciation
Seeks
capital
growth by
investing
primarily in
common
stocks that
management
considers to
have better-
than-average
prospects
for
appreciation.

American Century VP Value
Seeks long-
term capital
growth with
income as a
secondary
objective.
Invests
primarily in
equity
securities
of well-
established
companies
that
management
believes to
be under-
valued.

American Century VP Balanced
Seeks
capital
growth and
current
income.
Invests
approximately 60 percent
of its
assets in
common
stocks that
management
considers to
have better
than average
potential
for
appreciation
and the rest
in fixed
income
securities.

American Century VP International
Seeks
capital
growth by
investing
primarily in
securities
of foreign
companies
that
management
believes to
have
potential
for
appreciation.

American Century VP Income & Growth
Seeks
dividend
growth,
current
income and
capital
appreciation.  The
Portfolio
will seek to
achieve its
investment
objective by
investing in
common
stocks.

MFS VIT Emerging Growth
Seeks to
provide
long-term
growth of
capital.
Dividend and
interest
income from
portfolio
securities,
if any, is
incidental
to the
Series'
investment
objective of
long-term
growth
capital.

MFS VIT Research
Seeks to
provide
long-term
growth of
capital and
future
income.

MFS VIT Growth with Income
Seeks to
provide
reasonable
current
income and
long-term
growth of
capital and
income.

MFS VIT New Discovery
Seeks
capital
appreciation.

Lord, Abbett VC   C     Growth and Income
Seeks long-
term growth
of capital
and income
without
excessive
fluctuation
in market
value.

Fidelity Management & Research Company manages the VIP, VIP II and VIP III portfolios.  American Century Investment
Management, Inc. manages the American Century VP Portfolios.
   MFS(r) Massachusetts Financial Services Company manages the MFS
Variable Insurance Trusts.  Lord, Abbett & Co.Company     manages
the Lord, Abbett Series Fund, Inc.

The Fund portfolios available under these contracts are not available for purchase directly by the general public, and are not the same as the mutual funds with very similar or nearly identical names that are sold directly to the public. However, the investment objectives and policies of the portfolios are very similar to the investment objectives and policies of other (publicly available) mutual fund portfolios that have very similar or nearly identical names and that are or may be managed by the same investment advisor or manager. Nevertheless, the investment performance and results of any of the Funds' portfolios that are available under the contracts may be lower, or higher, than the investment results of such other (publicly available) portfolios. There can be no assurance, and no representation is made, that the investment results of any of the available portfolios will be comparable to the investment results of any other portfolio or mutual fund, even if the other portfolio or mutual fund has the same investment advisor or manager and the same investment objectives and policies and a very similar or nearly identical name.

USING YOUR CASH VALUE

The Cash Value

Your cash value is the sum of your amounts in the various investment divisions and in the General Account (including any amount in our General Account securing a contract loan). Your cash value reflects various charges. See "DEDUCTIONS AND CHARGES" on page 22. Monthly deductions are made on the first day of each contract month. Transaction and surrender charges are made on the effective date of the transaction. Charges against our Separate Account are reflected daily.

We gaurantee amounts allocated to the General Account. There is no guaranteed minimum cash value for amounts allocated to the investment divisions of our Separate Account. You bear that investment risk. An investment division's performance will cause your cash value to go up or down.

Amounts In Our Separate Account

Amounts allocated or transferred to the investment divisions are used to purchase accumulation units. Accumulation units of an investment division are purchased when you allocate premiums, repay loans or transfer amounts to that division. Accumulation units are redeemed when you make withdrawals or transfer amounts from an investment division (including transfers for loans), we make monthly deductions and charges, and to pay the death benefit. The number of accumulation units purchased or redeemed in an investment division is calculated by dividing the dollar amount of the transaction by the division's accumulation unit value at the end of that day. The value you have in an investment division is the accumulation unit value times the number of accumulation units credited to you. The number of accumulation units credited to you will not vary because of changes in accumulation unit values.

How We Determine The Accumulation Unit Value

We determine accumulation unit values for the investment divisions at the end of each business day. Accumulation unit values fluctuate with the investment performance of the corresponding portfolios of the Funds. They reflect investment income, the portfolio's realized and unrealized capital gains and losses, the Funds' expenses, and our deductions and charges. The accumulation unit value for each investment division is set at $10.00 on the first day there are contract transactions in our Separate Account associated with these contracts. After that, the accumulation unit value for any business day is equal to the accumulation unit value for the previous business day multiplied by the net investment factor for that division on that business day.

We determine the net investment factor for each investment division every business day as follows:
 We take the value of the shares belonging to the division in the corresponding Fund portfolio at the close of business that day (before giving effect to any contract transactions for that day, such as premium payments or surrenders). We use the share value reported to us by the Fund.
 We add any dividends or capital gains distributions paid by the portfolio on that day.
 We divide this amount by the value of the amounts in the investment division at the close of business on the preceding business day (after giving effect to any contract transactions on that day).
 We subtract a daily asset charge for each calendar day between business days (for example, a Monday calculation may include charges for Saturday and Sunday). The daily charge is
 .0024547%, which is an effective annual rate of 0.90%.     We
currently intend to reduce this charge to 0.50% after the
10th contract year.  (This is not guaranteed.)      (See
"Mortality and Expense Risks" on page 21.)
 We may subtract any daily charge for taxes or amounts set aside as tax reserves.

Cash Value Transactions

The transactions described below may have different effects on your cash value, death benefit, face amount or cost of insurance changes. You should consider the net effects before making any cash value transactions. Certain transactions have fees. Remember that upon completion of these transactions, you may not have your cash value allocated to more than 10 investment divisions.

Transfers Of Cash Value

You may transfer amounts among the investment divisions and between the General Account and any investment divisions. To make a transfer of cash value, write to our home office. Currently, you may make an unlimited number of transfers of cash value in each contract year. But we reserve the right to assess a $25 charge after the 12th transfer in a contract year. If we charge you for making a transfer, then we will allocate the charge as described under "Deductions and Charges - How Cash Value Charges Are Allocated" on page 24. Although a single transfer request may include multiple transfers, it will be considered a single transfer for fee purposes.

Transfer requests received before 3:00 p.m. (Central Standard
Time) will take affect on the same day if that day is a business day. Otherwise, the transfer request will take affect on the business day following the day we receive your request. The unit values are determined on the day the transfer takes affect. The minimum transfer amount is $200. The minimum amount does not have to come from or be transferred to just one investment division. The only requirement is that the total amount transferred that day equals the transfer minimum.
The total amount that can be transferred from the General Account to the Separate Account, in any contract year, cannot exceed the larger of:
1. 25% of the unloaned amount in the General Account at the beginning of the contract year, or
2.    $25,000$1,000.

   These limits do not apply to transfers made in a Dollar Cost
Averaging program that occurs over a time period of 12 or more months.

Dollar Cost Averaging

The Dollar Cost Averaging (DCA) program enables you to make monthly transfers of a predetermined dollar amount from the DCA source account (any investment division or the General Account) into one or more of the investment divisions. By allocating monthly, as opposed to allocating the total amount at one time, you may reduce the impact of market fluctuations. This plan of investing does not insure a profit or protect against a loss in declining markets. The minimum monthly amount to be transferred using DCA is $200.

You can elect the DCA program at any time. You must complete the proper request form, and there must be a sufficient amount in the DCA source account. The minimum amount required in the DCA source account for DCA to begin is the sum of $2,400 and the minimum premium. You can get a sufficient amount by paying a premium with the DCA request form, allocating premiums, or transferring amounts to the DCA source account. The DCA election will specify:
a. The DCA source account from which DCA transfers will be made,
b. That any money received with the form is to be placed into the DCA source account,
c. The total monthly amount to be transferred to the other investment divisions, and
d. How that monthly amount is to be allocated among the investment divisions.

The DCA request form must be received with any premium payments you intend to apply to DCA.

Once DCA is elected, additional premiums can be deposited into the DCA source account by sending them in with a DCA request form. All amounts in the DCA source account will be available for transfer under the DCA program.

Any premium payments received while the DCA program is in effect will be allocated using the allocation percentages from the DCA request form, unless you specify otherwise. You may change the DCA allocation percentages or DCA transfer amounts twice during a contract year.

If it is requested when the contract is issued, then DCA will start at the beginning of the 2nd contract month. If it is requested after issue, then DCA will start at the beginning of the 1st contract month which occurs at least 30 days after the request is received.

DCA will last until the value in the DCA source account falls below the allowable limit or until we receive your written termination request. DCA automatically terminates on the maturity date.

We reserve the right to end the DCA program by sending you one month's notice.

Contract Loans

   If your contract has a TSA Life 403(b) Endorsement, contract loans are not available and this section is not applicable to your contract.

Whenever your contract has a net cash surrender value, you may borrow up to 92% of the cash surrender value using only your contract as security for the loan. If you request an additional loan, then the outstanding loan and loan interest will be added to the additional loan amount and the original loan will be canceled. Thus, you will only have one outstanding loan.

We pay you interest on this loaned amount, currently at an annual rate of 6%. After the 10th contract year, we guarantee that the annual rate of interest paid on the loaned portion of the cash value will equal 8% (which is equal to the interest rate charged on the contract loan) for the portion of the loan that is from earnings (that is, the portion that does not exceed the cash value minus total premiums paid).

A loan taken from, or secured by, a contract may have federal income tax consequences. See "TAX EFFECTS" on page 31.
You may request a loan by contacting our home office. You should tell us how much of the loan you want taken from your unloaned amount in the General Account or from the Separate Account investment divisions. If you do not tell us how to allocate your loan, the loan will be allocated according to your deduction allocation percentages as described under "How Cash Value Charges Are Allocated" on page 24. If the loan cannot be allocated this way, then we will allocate it in proportion to the unloaned amounts of your cash value in the General Account and each investment division. We will redeem units from each investment division equal in value to the amount of the loan allocated to that investment division (and transfer these amounts to the General Account).
Contract Loan Interest. Interest on a contract loan accrues daily at an annual interest rate of 8%.

Interest is due on each contract anniversary. If you do not pay the interest when it is due, then it will be added to your outstanding loan and allocated based on the deduction allocation percentages for your cash value. This means we make an additional loan to pay the interest and will transfer amounts from the General Account or the investment divisions to make the loan. If we cannot allocate the interest based on these percentages, then we will allocate it as described above for allocating your loan.

Repaying The Loan. You may repay all or part of a contract loan while your contract is in force. While you have a contract loan, we assume that any money you send us is meant to repay the loan. If you wish to have any of these payments serve as premium payments, then you must tell us in writing. You may choose how you want us to allocate your repayments. If you do not give us instructions, we will allocate your repayments based on your premium allocation percentages.
The Effects Of A Contract Loan On Your Cash Value. A loan against your contract will have a permanent effect on your cash value and benefits, even if the loan is repaid. When you borrow on your contract, we transfer your loan amount into our General Account where it earns a declared rate of interest.
You cannot invest that loan amount in any Separate Account investment divisions. You may earn more or less on the loan amount, depending on the performance of the investment divisions and whether they are better or worse than the rates declared for the unloaned portion of the General Account.
Your Contract May Lapse. Your loan may affect the amount of time that your contract remains in force. For example, your contract may lapse because the loaned amount cannot be used to cover the monthly deductions that are taken from your cash value. If these deductions are more than the net cash surrender value of your contract, then the contract's lapse provisions may apply. Since the contract permits loans up to 92% of the cash surrender value, loan repayments or additional premium payments may be required to keep the contract in force, especially if you borrow the maximum.

Withdrawing Money From Your  Cash Value

You may request a partial withdrawal of your net cash surrender value by writing to our home office. You will not incur a deferred sales charge or deferred issue charge. Partial withdrawals are subject to certain conditions. They must:
 be at least $200,
 total no more than 50% of the net cash surrender value in any contract year, allow the death benefit to remain above the minimum for which we would issue the contract at that time, allow the contract to still qualify as life insurance under applicable tax law.

You may specify how much of the withdrawal you want taken from each investment division. If you do not tell us, then we will make the withdrawal as described in "Deductions and Charges -
How Cash Value Charges Are Allocated" on page 24.

Withdrawal Charges. When you make a partial withdrawal more than once in a contract year, a charge of $25 (or 2% of the amount withdrawn, whichever is less), will be deducted from your cash value. If you do not give us instructions for deducting the charge, then it will be deducted as described under "Deductions and Charges - How Cash Value Charges Are Allocated" on page 24.

In general, we do not permit you to make a withdrawal on monies for which your premium check has not cleared your bank.
The Effects Of A Partial Withdrawal.  A partial withdrawal
reduces the amount in your cash value, the cash surrender value
and    generally     the death benefit on a dollar-for-dollar basis.
If the death benefit is based on the corridor percentage multiple, then the death benefit reduction could be greater.
If you have death benefit option 1, then we will also reduce the face amount of your contract so that there will be no change in the net amount at risk. We will send you a new contract information page to reflect this change. Both the withdrawal and any reductions will be effective as of the date we receive your request at our home office.

A contract loan might be better than a partial withdrawal if you need temporary cash.

Surrendering Your Contract

You may surrender your contract for its net cash surrender value while the insured person is living. You do this by sending both a written request and the contract to our home office. The net cash surrender value equals the cash surrender value minus any loan outstanding (including loan interest). During the first 12 contract years, the cash surrender value is the cash value minus the surrender charge. After 12 years, the cash surrender value equals the cash value. We will compute the net cash surrender value as of the date we receive your request and contract at our home office. All of your insurance coverage will end on that date.

THE GENERAL ACCOUNT

You may allocate all or some of your cash value to the General Account. The General Account pays interest at a declared rate. We guarantee the principal after deductions. The General Account supports our insurance and annuity obligations.
Because of applicable exemptive and exclusionary provisions, interests in the General Account have not been registered under the Securities Act of 1933, and the General Account has not been registered as an investment company under the Investment Company Act of 1940. Accordingly, neither the General Account nor any interests therein are generally subject to regulation under the 1933 Act or the 1940 Act. We have been advised that the staff of the SEC has not made a review of the disclosures which are included in this prospectus for your information and which relate to the General Account.

You may accumulate amounts in the General Account by:
 allocating net premium and loan payments,
 transferring amounts from the investment divisions,
 securing any contract loans, or
 earning interest on amounts you already have in the General
Account.

This amount is reduced by transfers, withdrawals and allocated deductions.

We pay interest on all your amounts in the General Account. The annual interest rates will never be less than 3.5%. We may, at our sole discretion, credit interest in excess of 3.5%. You assume the risk that interest credited may not exceed 3.5%. We may pay different rates on unloaned and loaned amounts in the General Account. Interest compounds daily at an effective annual rate that equals the annual rate we declared.

You may request a transfer between the General Account and one or more of the investment divisions, within limits. See
"Transfers of Cash Value".

DEDUCTIONS AND CHARGES

Deductions From Your Premiums

We deduct a sales charge, a premium tax charge, and in some cases a service charge from each premium. The rest of each premium (called the net premium) is placed in your cash value. Sales Charge. We deduct a 2.5% sales charge from each premium payment. This charge partially reimburses us for the selling and distributing costs of this contract. These include commissions and the costs of preparing sales literature and printing prospectuses. (We also deduct a deferred sales charge if you surrender your contract for its net cash surrender value or let your contract lapse in the first 12 years. See "Surrender Charges" on page 25.)

Premium Tax Charge. Some states and other jurisdictions (cities, counties, municipalities) tax premium payments and some levy other charges. We deduct 2.5% of each premium for those tax charges. These tax rates currently range from 0.75% to 4%. We expect to pay at least 2.5% of most premiums in premium tax because of certain retaliatory provisions in the premium tax regulations. If we pay less, then we may reduce the charge for that premium.

This is a tax to Midland so you cannot deduct it on your income tax return. Since the charge is a percentage of your premium, the amount of the charge will vary with the amount of the premium.

We may increase this charge if our premium tax expenses increase. We reserve the right to vary this charge by state.
If we make such a change, then we will notify you.

Service Charge.  If you have chosen the Civil Service Allotment
Mode, then we deduct $.46 from each premium payment. The $.46 covers the extra expenses we incur in processing bi-weekly premium payments.

Charges Against The Separate Account

Fees and charges allocated to the investment divisions reduce the amount in your cash value.

Mortality and Expense Risks. We charge for assuming mortality and expense risks. We guarantee that monthly administrative and insurance deductions from your cash value will never be greater than the maximum amounts shown in your contract. The mortality risk we assume is that insured people will live for shorter periods than we estimated. When this happens, we have to pay a greater amount of death benefits than we expected.
The expense risk we assume is that the cost of issuing and administering contracts will be greater than we expected. We charge for mortality and expense risks at an effective annual rate of 0.90% of the value of the assets in the Separate Account attributable to Variable Executive Universal Life. We currently intend to reduce this charge to 0.50% after the 10th contract year (this is not guaranteed). The investment divisions' accumulation unit values reflect this charge. See "Using Your Cash Value - How We Determine The Accumulation Unit Value" on page 18. If the money we collect from this charge is not needed, then we profit. We expect to make money from this charge. To the extent sales expenses are not covered by the sales charge and the deferred sales charge, our General Account funds, which may include amounts derived from this mortality and expense risk charge, will be used to cover sales expenses. Tax Reserve. We reserve the right to charge for taxes or tax reserves, which may reduce the investment performance of the investment divisions. Currently, no such charge is made.

Deductions From Your Cash Value

At the beginning of each contract month (including the contract date), the following three deductions are taken from your cash value:
1. Expense Charge: This charge is $6.00 per month (currently we plan to make this deduction for the first 15 years only, but we reserve the right to deduct it throughout the life of the contract). This charge covers the continuing costs of maintaining your contract, such as premium billing and collections, claim processing, contract transactions, record keeping, communications with owners and other expense and overhead items.
2. Charges for Additional Benefits: Monthly deductions are made for the cost of any additional benefits. We may change these charges, but your contract contains tables showing the guaranteed maximum rates for all of these insurance costs.
3. Cost of Insurance Charge: The cost of insurance is our current monthly cost of insurance rate times the amount at risk at the beginning of the contract month. If the current death benefit for the month is increased due to the requirements of Federal tax law, then your amount at risk for the month will also increase. For this purpose, your cash value amount is determined before deduction of the cost of insurance charge, but after all of the other deductions due on that date. The amount of the cost of insurance charge will vary from month to month with changes in the amount at risk.

The cost of insurance rate is based on the sex, attained age, and rating class of the insured person at the time of the charge. We place the insured person that is a standard risk in the following rate classes: preferred non-smoker, non-smoker, and smoker. The insured person may also be placed in a rate class involving a higher mortality risk, known as a substandard class. We may change the cost of insurance rates, but they will never be more than the guaranteed maximum rates set forth in your contract. The maximum charges are based on the charges specified in the Commissioner's 1980 Standard Ordinary Mortality Table. The table below shows the current and guaranteed maximum monthly cost of insurance rates per $1,000 of amount at risk for a male, preferred, nonsmoker, standard risk at various ages. (In Montana, there are no distinctions based on sex.)

If Variable Executive Universal Life is purchased in connection with an employment-related insurance or benefit plan, employers and employee organizations should consider, in consultation with counsel, the impact of Title VII of the Civil Rights Act of 1964. In 1983, the United States Supreme Court held that under Title VII, optional annuity benefits under a deferred compensation plan could not vary on the basis of sex.

Illustrative Table of Monthly Cost of Insurance Rates
(Rounded) per $1,000 of Amount at Risk
         Male           Guaranteed     Current
         Attained       Maximum        (Preferred Non-Smoker)
         Age            Rate           Rate
         5              $.07           $.05
         15             .11            .10
         25             .13            .07
         35             .14            .08
         45             .29            .17
         55             .69            .36
         65             1.87           .74

For a male preferred non-smoker, age 35, with a $100,000 face amount option 1 contract and an initial premium of $1,000, the cost of insurance for the first month will be $7.92. This example assumes the expense charge ($6.00 per month) and current cost of insurance rate ($.08 per $1,000).

   The non-smoker cost of insurance rates are lower than the smoker cost of insurance rates.We offer lower cost of insurance rates at most ages for insured people who qualify as non-
smokers.      To qualify, an insured must be a standard risk and
must meet additional requirements that relate to smoking habits. The reduced cost of insurance rates depends on such variables as the attained age and sex of the insured.
The preferred non-smoker cost of insurance rates are lower than the non-smoker cost of insurance rates. To qualify for the preferred non-smoker class, the insured person must be age 20 or over and meet certain underwriting requirements.

Changes in Monthly Charges. Any changes in the cost of insurance, charges for additional benefits or expense charges will be by class of insured and will be based on changes in future expectations of investment earnings, mortality, the length of time contracts will remain in effect, expenses and taxes.

Automatic Benefit Increase Charges. There is no separate charge for the Automatic Benefit Increase (ABI) provision. However, as the automatic increases are applied (see page 13 for exact details) the face amount of insurance will increase. The face amount increase will cause an increase in the amount at risk and the monthly cost of insurance charge.

Transaction Charges

In addition to the deductions described above, we charge fees for certain contract transactions:
 Partial Withdrawal of Net Cash Surrender Value. You may make one partial withdrawal during each Contract Year without a charge. There is an administrative charge of $25 or 2 percent of the amount withdrawn, whichever is less, each time You make a partial withdrawal if more than one withdrawal is
made during a    contract      year.

 Transfers.     Currently, we do not charge when You make
transfers of CashContract Fund Vvalue among investment divisions. We reserve the right to assess a $25 charge after the twelfth transfer in a Contract Year.

How Cash Value Charges Are Allocated

Generally, deductions from your cash value for monthly or partial withdrawal charges are made from the investment divisions and the unloaned portion of the General Account.
They are made in accordance with your specified deduction allocation percentages unless you instruct us otherwise. Your deduction allocation percentages may be any whole numbers (from 10 to 100) which add up to 100. You may change your deduction allocation percentages by writing to our home office. Changes will be effective as of the date we receive them.

If we cannot make a deduction in accordance with these
percentages, we will make it based on the proportion of    (a) to
(b) where (a) is     your unloaned amounts in the General Account
and your amounts in the investment divisions    and (b)isto      the
total unloaned amount of your cash value.

Deductions for transfer charges are made equally between the investment divisions from which the transfer was made. For example, if the transfer is made from two investment divisions, then the transfer charge assessed to each of the investment divisions will be $12.50.

Surrender Charges

We incur various sales and promotional expenses in selling Variable Executive Universal Life. These include commissions, the cost of preparing sales literature, promotional activities and other distribution expenses. We also incur expenses for underwriting, printing contract forms and prospectuses, and entering information in our records.

The surrender charge is the difference between the amount in your cash value and your contract's cash surrender value for the first 12 contract years. It is a contingent, deferred issue charge and sales load designed to partially recover our expenses in distributing and issuing contracts which are terminated by surrender in their early years (the sales charge is also designed to partially reimburse us for these expenses). It is a contingent load because you pay it only if you surrender your contract (or let it lapse) during the first 12 contract years. It is a deferred load because we do not deduct it from your premiums. The amount of the load in a contract year is not necessarily related to our actual sales expenses in that year. We anticipate that the sales charge and surrender charge will not fully cover our sales expenses. If sales expenses are not covered by the sales and surrender charges, we will cover them with other funds. The net cash surrender value, the amount we pay you if you surrender your contract for cash, equals the cash surrender value minus any outstanding loan and loan interest.

The surrender charge includes deferred sales charges and deferred issue charges. The deferred sales charge is the sum of two pieces:

(1) 27.5% of any premium payment in the first 2 contract years up to one guideline annual premium.
(2) 6.5% of all other premium payments.

The sum of the above pieces is also limited by the Guideline Annual Premium, times 6.5%, times the lesser of 20 years or the expected future lifetime at issue as determined by the 1980 CSO Mortality Table. Your contract information page specifies the guideline annual premium. It varies for each contract.
During the first 7 contract years, the maximum deferred sales charge may be imposed. Beginning in the 8th year the maximum deferred sales charge will be multiplied by a percentage:
         Contract Year  Percentage Multiple
         8              83.33%
         9              66.67%
         10             50.00%
         11             33.33%
         12             16.67%
         13 and up      0.00%

If there is an increase in face amount, there will also be an increase in the Guideline Annual Premium. All additions to the occurred sales charge, due to this increase, will be 6.5% of premiums. The maximum limit will also increase by the additional Guideline Annual Premium, times 6.5%, times the lesser of 20 years or the expected future lifetime (determined at the time of the increase using the 1980 CSO Mortality Table). The total in the deferred sales charge prior to the increase in face amount will not be affected.

If there is a decrease in the face amount, there will also be a decrease in Guideline Annual Premium. Future additions to the Deferred Sales Charge will follow the same rules as at issue with the new Guideline Annual Premium. Prior totals in the Deferred Sales Charge will not be affected.

You will not incur any Deferred Sales Charge, regardless of the amount and timing of premiums, if You keep this contract in force for thirteen years.

The following table shows the deferred issue charge per $1,000 of the face amount. After the 12th contract year, there is no deferred issue charge.

Table of Deferred Issue Charges

Per Thousand of Face Amount
         Contract
         Year           Charge
         1-7            $3.00
         8              $2.50
         9              $2.00
         10             $1.50
         11             $1.00
         12             $0.50
         13+            $0.00

If there has been a change in face amount during the life of the contract, then the deferred issue charge is applied against the highest face amount in force during the life of the contract.

Accordingly, the maximum surrender charge is 27.50% of premium paid, plus $3.00 per thousand of Face Amount. However, as explained above, in most cases, the surrender charge will be less than the maximum.

Charges In The Funds

The Funds charge for managing investments and providing services. Each portfolio's charges vary.

The VIP, the VIP II, and the VIP III Portfolios have an annual management fee. That fee is the sum of an individual fund fee rate and a group fee rate based on the monthly average net assets of Fidelity Management & Research Company's mutual
funds. In addition, each of these portfolios' total operating expenses includes fees for management and shareholder services and other expenses (custodial, legal, accounting, and other miscellaneous fees). See the VIP, VIP II and VIP III prospectuses for additional information on how these charges are determined and on the minimum and maximum charges allowed.
All expenses for the year ending December 31,    19981997    , are
shown in the table below.

The American Century Variable Portfolios have annual management fees that are based on the monthly average of the net assets in each of the portfolios.  See the American Century Variable
Portfolios prospectus for details.  The expenses for the year
ending December 31,    19981997    , (except as otherwise noted) are
shown in the table below.

The MFS Portfolios have annual management fees that are based on the monthly average of the net assets in each of the
portfolios. See the MFS Portfolios prospectus for details. The
expenses for the year ending December 31,    19981997    , (except as
otherwise noted) are shown in the table below.

The Lord, Abbett Portfolio   s has anhave annual management fees
that isare     based on the monthly average of the net assets in
   each of      the portfolios. See the Lord, Abbett Portfolios
prospectus for details. The expenses for the year ending
December 31,    19981997    , (except as otherwise noted) are shown in
the table below.
                                  Management     Other          Total
Portfolio                         Fee            Expenses
                                  Expenses
VIP Money Market                  .20.21%        .10%           .30.31%
VIP High Income                   .58.59%        .12%           .70.71%
VIP Equity-Income(1)              .49.50%        .09.08%        .58%
VIP Growth(1)                     .59.60%        .09%           .68.69%
VIP Overseas(1)                   .74.75%        .17%           .91.92%
VIP II Asset Manager(1)           .54.55%        .10%           .64.65%
VIP II Investment
    Grade Bond                    .43.44%        .14%           .57.58%
VIP II Contrafund(1)              .59.60%        .11%           .70.71%
VIP II Asset
   Manager: Growth(1)             .59.60%        .14.17%        .73.77%
VIP II Index 500(1)(2)            .24%           .11.04%        .35.28%
VIP III Growth &
   Income(1)                      .49%           .12.21%        .61.70%
VIP III Balanced(1)               .44.45%        .15.16%        .59.61%
VIP III Growth
   Opportunities(1)               .59.60%        .12.14%        .71.74%
American Century VP
   Capital Appreciation           1.00%          .00%           1.00%
American Century VP
   Value                          1.00%          .00%           1.00%
American Century VP
   Balanced                       1.00%          .00%           1.00%
American Century VP
   International                  1.471.50%      .00%           1.471.50%
American Century VP
   Income & Growth(4)             .70%           .00%           .70
MFS VIT Emerging
   Growth(3)                      .75%           .10.12%        .85.87%
MFS VIT Research(3)               .75%           .11.13%        .86.88%
MFS VIT Growth
   With Income(3)                 .75%           .13.25%        .881.00%
MFS VIT New
   Discovery(2) (3) (4)           .90%           .27.25%        1.171.15%
Lord, Abbett VC   C
   Growth and Income              .50%           .01.02%        .51.52%

(1)  The portfolio used a portion of its paid brokerage
commissions to reduce its expenses.  Certain portfolios used credits gained as a result of uninvested cash balances to
reduce custodian and transfer agent expenses.  Including these reductions, total operating expenses would have been as
follows:
VIP Equity-Income                    0.57%
VIP Growth                           0.66%0.67%
VIP Overseas                         0.89%0.90%
VIP II Asset Manager                 0.63%0.64%
   VIP II Index 500                     0.28%
VIP II Contrafund                    0.66%0.78%
VIP II Asset Manager: Growth         0.72%0.76%
VIP III Balanced                     0.58%0.60%
VIP III Growth Opportunities         0.70%0.73%
   VIP III Growth & Income              0.60%

    (2) The Fund's investment advisor voluntarily reduced the portfolio's expenses. Absent such reimbursement, the management fee, other expenses, and total expenses for the VIP
II Index 500 would have been 0.27%, 0.13% and 0.40% respectively.

   (2)(3) MFS has agreed to bear expenses for thisthese portfolios (subject to reimbursement by these portfolios) such that
theeach such     portfolio's other expenses shall not exceed 0.25%.
Without this limitation, the other expenses and total expenses would be:
                                  Other          Total
                                  Expenses       Expenses
         MFS VIT Growth with Income  0.35%          1.10%
      MFS VIT New Discovery       4.320.47%      5.221.37%

   (4)  The expenses are based on estimated expenses for 1998.
(3) Each of the MFS Series has an expense offset arrangement, which reduces the series' custodian fee based upon the amount of cash maintained by the series with its custodian and dividend disbursing agent. Each series may enter into other such arrangements and directed brokerage arrangements, which would also have the effect of reducing the series' expenses. The expenses shown above do not take into account these expense reductions, and are therefore higher than the actual expenses of the series.

ADDITIONAL INFORMATION ABOUT THE CONTRACTS

Your Right To Examine The Contract

You have a right to examine the contract. If for any reason you are not satisfied with it, then you may cancel the contract. You cancel the contract by sending it to our home office along with a written cancellation request. Your cancellation request must be postmarked by the latest of the following three dates:
10 days after you receive your contract, 10 days after we mail you a written notice telling you about your rights to cancel (Notice of Withdrawal Right), or
 45 days after you sign Part 1 of the contract application. If you cancel your contract, then we will return all of the charges deducted from your paid premiums and cash value, plus the cash value.

Insurance coverage ends when you send your request.

Your Contract Can Lapse

Your Variable Executive Universal Life insurance coverage continues as long as the net cash surrender value of your contract is enough to pay the monthly deductions that are taken out of your cash value. During the Minimum Premium Period, coverage continues if your paid premiums exceed the schedule of required minimum premiums. If neither of these conditions is true at the beginning of any contract month, we will send written notification to you and any assignees on our records that a 61-day grace period has begun. This will tell you the amount of premium payment that is needed to satisfy the minimum requirement for two months.

If we receive payment of this amount before the end of the grace period, then we will use that amount to pay the overdue deductions. We will put any remaining balance in your cash value and allocate it in the same manner as your previous premium payments.

If we do not receive payment within 61 days, then your contract will lapse without value. We will withdraw any amount left in your cash value. We will apply this amount to the deductions owed to us, including any applicable surrender charge. We will inform you and any assignee that your contract has ended without value.

If the insured person dies during the grace period, we will pay the insurance benefits to the beneficiary, minus any loan, loan interest, and overdue deductions.

You May Reinstate Your Contract

You may reinstate the contract within five years after it lapses if you did not surrender the contract for its net cash surrender value. To reinstate the contract, you must:
 complete an application for reinstatement, provide evidence that the insured person is still insurable, pay enough premium to cover all overdue monthly deductions, including the premium tax on those deductions,
 increase the cash value so that the cash value minus any contract debt equals the surrender charges, cover the next two months' deductions, and pay or restore any contract debt.

The contract date of the reinstated contract will be the
beginning of the contract month that coincides with or follows
the date that we approve your reinstatement application.     Upon
reinstatement, there will be no further surrender charges
applied against the contract.      Previous loans will not be
reinstated.

Contract Periods And Anniversaries

We measure contract years, contract months, and contract anniversaries from the contract date shown on your contract information page. Each contract month begins on the same day
in each calendar month.   The calendar days of 29, 30, and 31
are not used. Our right to challenge a contract and the suicide exclusion are measured from the contract date. See "Limits On Our Right To Challenge The Contract" on page 29.

Maturity Date

The maturity date is the first contract anniversary after the insured person's 100th birthday. The contract ends on that date if the insured person is still alive and the maturity benefit is paid.

If the insured person survives to the maturity date and you would like to continue the contract, we will extend the maturity date as long as this contract still qualifies as life insurance according to the Internal Revenue Service and your state. If the maturity date is extended, the contract may not qualify as life insurance and there may be tax consequences. A tax advisor should be consulted before you elect to extend the maturity date. In order to continue the contract beyond the original maturity date, we require that the death benefit not exceed the cash value on the original maturity date.

We Own The Assets Of Our Separate Account

We own the assets of our Separate Account and use them to support your contract and other variable life contracts. We may permit charges owed to us to stay in the Separate Account. Thus, we may also participate proportionately in the Separate Account. These accumulated amounts belong to us and we may transfer them from the Separate Account to our General Account. The assets in the Separate Account generally are not changeable with liabilities arising out of any other business we conduct. Under certain unlikely circumstances, one investment division of the Separate Account may be liable for claims relating to the operations of another division.

Changing the Separate Account

We have the right to modify how we operate our Separate Account. We have the right to:
 add investment divisions to, or remove investment divisions from, our Separate Account;
 combine two or more divisions within our Separate Account; withdraw assets relating to Variable Executive Universal Life from one investment division and put them into another;
 eliminate the shares of a portfolio and substitute shares of another portfolio of the Funds or another open-end investment company. This may happen if the shares of the portfolio are no longer available for investment or, if in our judgment, further investment in the portfolio is inappropriate in view of the purposes of Separate Account A;
 register or end the registration of our Separate Account under the Investment Company Act of 1940;
 operate our Separate Account under the direction of a committee or discharge such a committee at any time (the
committee may be composed entirely of    interested
parties employees     of Midland);
 disregard instructions from contract owners regarding a change in the investment objectives of the portfolio or the approval or disapproval of an investment advisory contract. (We would do so only if required by state insurance regulatory authorities or otherwise pursuant to insurance law or regulation); and
 operate our Separate Account or one or more of the investment divisions in any other form the law allows, including a form that allows us to make direct investments. In choosing these investments, we will rely on our own or outside counsel for advice. In addition, we may disapprove of any change in investment advisors or in investment policies unless a law or regulation provides differently.

Limits On Our Right To Challenge The Contract

We can challenge the validity of your insurance contract (based on material misstatements in the application) if it appears that the insured person is not actually covered by the contract under our rules. There are limits on how and when we can challenge the contract:
 We cannot challenge the contract after it has been in effect, during the insured person's lifetime, for two years from the date the contract was issued or reinstated. (Some states may require us to measure this in some other way.)
 We cannot challenge any contract change that requires evidence of insurability (such as an increase in face amount) after the change has been in effect for two years during the insured person's lifetime.
 We can challenge at any time (and require proof of continuing disability) an additional benefit that provides benefits to the insured person in the event that the insured person becomes totally disabled.

If the insured person dies during the time that we may challenge the validity of the contract, then we may delay payment until we decide whether to challenge the contract.
If the insured person's age or sex is misstated on any application, then the death benefit and any additional benefits will be changed. They will be those which would be purchased by the most recent deduction for the cost of insurance and the cost of any additional benefits at the insured person's correct age and sex.

If the insured person commits suicide within two years after the date on which the contract was issued or reinstated, then the death benefit will be limited to the total of all paid premiums minus the amount of any outstanding contract loan and loan interest minus any partial withdrawals of net cash surrender value. If the insured person commits suicide within two years after the effective date of your requested face amount increase, then we will pay the face amount which was in effect before the increase, plus the monthly cost of insurance deductions for the increase (Some states require us to measure this time by some other date).

Your Payment Options

You may choose for contract benefits and other payments (such as the net cash surrender value or death benefit) to be paid immediately in one lump sum or in another form of payment. Payments under these options are not affected by the investment performance of any investment division. Instead, interest accrues pursuant to the option chosen. If you do not arrange for a specific form of payment before the insured person dies, then the beneficiary will have this choice. However, if you do make an arrangement with us for how the money will be paid, then the beneficiary cannot change your choice. Payment options will also be subject to our rules at the time of selection. Our consent is required when an optional payment is selected and the payee is either an assignee or not a natural person (i.e., a corporation). Currently, these alternate payment options are only available if the proceeds applied are more than $1,000 and periodic payments are at least $20.
You have the following payment options:
1. Deposit Option: The money will stay on deposit with us for a period that we agree upon. You will receive interest on the money at a declared interest rate.
2. Installment Options: There are two ways that we pay installments:
a. Fixed Period: We will pay the amount applied in equal installments plus applicable interest, for a specified time, up to 30 years.
b. Fixed Amount: We will pay the sum in installments in an amount that we agree upon. We will continue to pay the installments until we pay the original amount, together with any interest you have earned.
3. Monthly Life Income Option: We will pay the money as monthly income for life. You may choose from 1 of 4 ways to receive the income. We will guarantee payments for:
(1) at least 5 years (called "5 Years Certain");
(2) at least 10 years (called "10 Years Certain");
(3) at least 20 years (called "20 Years Certain"); or
(4) payment for life. With a life only payment option, payments will only be made as long as the payee is alive. Therefore, if the payee dies after the first payment, only one payment will be made.
4. Other: You may ask us to apply the money under any option that we make available at the time the benefit is paid.

We guarantee interest under the deposit and installation options at 2.75% a year, but we may allow a higher rate of interest.

The beneficiary, or any other person who is entitled to receive payment, may name a successor to receive any amount that we would otherwise pay to that person's estate if that person died. The person who is entitled to receive payment may change the successor at any time.

We must approve any arrangements that involve more than one of the payment options, or a payee who is a fiduciary or not a natural person. Also, the details of all arrangements will be subject to our rules at the time the arrangements take effect. These include:
 rules on the minimum amount we will pay under an option, minimum amounts for installment payments, withdrawal or commutation rights (your rights to receive payments over time, for which we may offer you a lump sum payment), the naming of people who are entitled to receive payment and their successors, and the ways of proving age and survival.

You will choose a payment option (or any later changes) and your choice will take effect in the same way as it would if you were changing a beneficiary. (See "Your Beneficiary" below). Any amounts that we pay under the payment options will not be subject to the claims of creditors or to legal process, to the extent that the law provides.

Your Beneficiary

You name your beneficiary in your contract application. The beneficiary is entitled to the insurance benefits of the contract. You may change the beneficiary during the insured person's lifetime by writing to our home office. If no beneficiary is living when the insured person dies, then we will pay the death benefit, in equal shares, to the insured person's surviving children. If there are no surviving children, then we will pay the death benefit to the insured person's estate.

Assigning Your Contract

You may assign your rights in this contract. You must send a copy of the assignment to our home office. We are not responsible for the validity of the assignment or for any payment we make or any action we take before we receive notice of the assignment. An absolute assignment is a change of ownership. There may be tax consequences.

When We Pay Proceeds From This Contract

We will generally pay any death benefits, net cash surrender value, or loan proceeds within seven days after receiving the required form(s) at our home office. Death benefits are determined as of the date of the insured person's death and will not be affected by subsequent changes in the accumulation unit values of the investment divisions. We pay interest from the date of death to the date of payment.

We may delay payment for one or more of the following reasons:
(1) We contest the contract.
(2) We cannot determine the amount of the payment because the New York Stock Exchange is closed, the SEC has restricted trading in securities, or the SEC has declared that an emergency exists.
(3) The SEC, by order, permits us to delay payment to protect our contract owners.

We may also delay any payment until your premium checks have cleared your bank. We may defer payment of any loan amount, withdrawal, or surrender from the General Account for up to six months after we receive your request.

TAX EFFECTS

Contract Proceeds

The Internal Revenue Code of 1986 ("Code"), Section 7702, defines life insurance for tax purposes. The Code places limits on certain contract charges used in determining the maximum amount of premiums that may be paid under Section 7702. There is limited guidance as to how to apply Section 7702.
Midland believes that a standard rate class contract should meet the Section 7702 definition of a life insurance contract (although there is some uncertainty). For a contract issued on a substandard basis (i.e., a rate class involving higher than standard mortality risk), there may be more uncertainty whether it meets the Section 7702 definition of a life insurance contract. It is not clear whether such a contract would satisfy Section 7702, particularly if the contract owner pays the full amount of premiums permitted under the contract.
If it is subsequently determined that only a lower amount of premiums may be paid for a contract to satisfy Section 7702, then Midland may take appropriate and reasonable steps to cause the contract to comply with Section 7702. These may include refunding any premiums paid which exceed that lower amount (together with interest or such other earnings on any such premiums as is required by law).

If a contract's face amount changes, then the applicable premium limitation may also change. During the first 15 contract years, there are certain events that may create taxable ordinary income for you if at the time of the event there has been a gain in the contract. These events include:
 A decrease in the face amount;
 A partial withdrawal;
 A change from death benefit option 2 to option 1; or, Any change that otherwise reduces benefits under the contract and that results in a cash distribution in order for the contract to continue to comply with Section 7702 relating to premium and cash value limitations.

Such income inclusion may result with respect to cash distributions made in anticipation of reductions in benefits under the contract.

Code Section 7702A affects the taxation of distributions (other than death benefits) from certain Variable Life insurance
contracts as follows:
1. If premiums are paid more rapidly than the rate defined
by a 7-Pay Test, then the contract will be treated as a
"Modified Endowment contract."
2. Any contract received in exchange for a contract
classified as a Modified Endowment contract will be treated
as a Modified Endowment contract regardless of whether the
contract received in the exchange meets the 7-Pay Test.
3. Loans (including unpaid loan interest), surrenders and
withdrawals from a Modified Endowment contract will be
considered distributions.
4. Distributions (including loans) from a Modified
Endowment contract will be taxed first as a taxable
distribution of gain from the contract (to the extent that
gain exists), and then as non-taxable recovery of basis.
5. The Code imposes an extra "penalty" tax of 10% on any
distribution    from a Modified Endowment Contract     includable in
income, unless such distributions are made (a) after you attain age 59 1/2, (b) on account of you becoming disabled, or (c) as substantially equal annuity payments over your life or life expectancy.

A contract that is not a Modified Endowment contract may be classified as a Modified Endowment contract if it is "materially changed" and fails to meet the 7-Pay Test. Any distributions from such a contract will be taxed as explained above.

Material changes include a requested increase in death benefit or a change from option 1 to option 2. Before making any contractual changes, a competent tax advisor should be consulted.

Any life insurance contracts which are treated as Modified
Endowment contracts and are issued by Midland or any of its affiliates:
 with the same person designated as the owner;
 on or after June 21, 1988; and
 within any single calendar year

will be aggregated and treated as one contract for purposes of determining any tax on distributions.

Even if a contract is not a Modified Endowment contract, loans at very low or no net cost may be treated as distributions for federal income tax purposes.

For contracts not classified as Modified Endowment contracts, distributions generally will be treated first as a return of your investment in the contract, and then taxed as ordinary income to the extent that they exceed your investment in the contract (which generally is the total premiums paid plus any contract debt).

The Code (Section 817(h)) also authorizes the Secretary of the Treasury to set standards, by regulation or otherwise, for the investments of Variable Life insurance Separate Accounts to be "adequately diversified" in order for the contracts to be treated as life insurance contracts for federal tax purposes. We believe Separate Account A, through its investments in the Funds, will be adequately diversified, although we do not control the Funds.

Owners of Variable Life insurance contracts may be considered, for Federal income tax purposes, the owners of the assets of the Separate Account used to support their contracts. In those circumstances, income and gains from the Separate Account assets are included in the Variable contract owner's gross income. The IRS has stated in published rulings that a Variable contract owner will be considered the owner of Separate Account assets if the contract owner possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets. The Treasury Department also announced, in connection with the issuance of regulations concerning diversification, that those regulations "do not provide guidance concerning the circumstances in which investor control of the investments of a segregated asset account may cause the investor (i.e., the policy owner), rather than the insurance company, to be treated as the owner of the assets in the account." This announcement also stated that regulations or rulings would issue guidance on the "extent to which policyholders may direct their investments to particular sub-accounts without being treated as owners of the underlying assets." As of the date of this prospectus, no such guidance has been issued.

The ownership rights under Variable Executive Universal Life are similar to, but different from those described by the IRS in rulings in which it was determined that contract owners were not owners of Separate Account assets. For example, the owner has additional flexibility in allocating premium payments and contract values. These differences could result in an owner being treated as the owner of a pro rata portion of the assets of Separate Account A. Midland does not know what standards will be set forth in the regulations or rulings which the Treasury Department has stated it expects to issue. Midland therefore reserves the right to modify the contract as necessary to attempt to prevent an owner from being considered the owner of a pro rata share of the assets of Separate Account A or to otherwise qualify Variable Executive Universal Life for favorable tax treatment.

Assuming a contract is a life insurance contract for federal income tax purposes, the contract should receive the same federal income tax treatment as fixed benefit life insurance. As a result, the life insurance proceeds payable under either benefit option should be excludable from the gross income of the beneficiary under Section 101 of the Code, and you should not be deemed to be in constructive receipt of the cash values under a contract until actual distribution.

Surrenders, withdrawals, and contract changes may have tax consequences. These include a change of owners, an assignment of the contract, a change from one death benefit option to another, and other changes reducing future death benefits. Upon complete surrender or when maturity benefits are paid, if the amount received plus the contract debt is more than the total premiums paid that are not treated as previously withdrawn by you, then the excess generally will be treated as ordinary income.

Federal, state and local estate, inheritance and other tax consequences of ownership or receipt of contract proceeds depend on the circumstances of each contract owner or beneficiary.

A contract may be used in various arrangements, including:
 nonqualified deferred compensation or salary continuance plans, split dollar insurance plans,
 executive bonus plans, or
 retiree medical benefit plans,
 and others.

The tax consequences of such plans may vary depending on the particular facts and circumstances of each individual arrangement. Therefore, if you are contemplating the use of a contract in which the value depends in part on its tax consequences, then you should be sure to consult a qualified tax advisor regarding the tax attributes of the particular arrangement.

In recent years, Congress has adopted new rules relating to corporate owned life insurance. Any business contemplating the purchase of a new life insurance contract or a change in an existing contract should consult a tax advisor.

Although the likelihood of legislative changes is uncertain, there is always the possibility that the tax treatment of the policy could change by legislation or other means. For instance, the President's 1999 Budget Proposal has recommended legislation that would negatively modify the federal taxation of the contracts described in this prospectus. It is possible that any change could be retroactive (that is, effective prior to the date of the change). A tax advisor could be consulted with respect to actual and prospective changes in taxation.

Possible Charge for Midland's Taxes

At the present time, Midland makes no charge to the Separate Account for any federal, state, or local taxes (other than premium taxes) that it incurs which may be attributable to such account or to the contracts. Midland reserves the right to make a charge for any such tax or other economic burden resulting from the application of the tax laws.

If such a charge is made, it would be set aside as a provision for taxes which we would keep in the effected division rather than in our General Account.

Other Tax Considerations

The foregoing discussion is general and is not intended as tax advice. If you are concerned about these tax implications, you should consult a competent tax advisor. This discussion is based on our understanding of the Internal Revenue Service's current interpretation of the present federal income tax laws. No representation is made as to the likelihood of continuation of these current laws and interpretations, and we do not make any guarantee as to the tax status of the contract. It should be further understood that the foregoing discussion is not complete and that special rules not described in this prospectus may be applicable in certain situations. Moreover, no attempt has been made to consider any applicable state or other tax laws.

PART 3: ADDITIONAL INFORMATION

MIDLAND NATIONAL LIFE INSURANCE COMPANY

We are Midland National Life Insurance Company, a stock life insurance company. Midland was organized, in 1906, in South Dakota, as a mutual life insurance company at that time named "The Dakota Mutual Life Insurance Company". We were reincorporated as a stock life insurance company in 1909. Our name "Midland" was adopted in 1925. We are licensed to do business in 49 states, the District of Columbia, and Puerto
Rico.  Our officers and directors are listed    beginning on page
37.in Appendix A.

Midland is a subsidiary of Sammons Enterprises, Inc., Dallas, Texas. Sammons has controlling or substantial stock interests in a large number of other companies engaged in the areas of insurance, corporate services, and industrial distribution.

YOUR VOTING RIGHTS AS AN OWNER

We invest the assets of our Separate Account divisions in shares of the Funds' portfolios. Midland is the legal owner of the shares and has the right to vote on certain matters. Among other things, we may vote:
to elect the Funds' Board of Directors,
 to ratify the selection of independent auditors for the Funds, and on any other matters described in the Funds' current prospectuses or requiring a vote by shareholders under the Investment Company Act of 1940.

Even though we own the shares, we give you the opportunity to tell us how to vote the number of shares that are allocated to your contract. We will vote at shareholder meetings according to your instructions.

The Funds will determine how often shareholder meetings are held. As we receive notice of these meetings, we will ask for your voting instructions. The Funds are not required to hold a meeting in any given year.

If we do not receive instructions in time from all contract owners, then we will vote those shares in the same proportion as we vote shares for which we have received instructions in that portfolio. We will also vote any Fund shares that we alone are entitled to vote in the same proportions that contract owners vote. If the federal securities laws or regulations or interpretations of them change so that we are permitted to vote shares of the Fund in our own right or to restrict contract owner voting, then we may do so.

You may participate in voting only on matters concerning the Fund portfolios in which your cash value has been invested. We determine your voting shares in each division by dividing the amount of your cash value allocated to that division by the net asset value of one share of the corresponding Fund portfolio. This is determined as of the record date set by the Funds' Board for the shareholders meeting. We count fractional shares.

If you have a voting interest, we will send you proxy material and a form for giving us voting instructions. In certain cases, we may disregard instructions relating to changes in the Funds' advisor or the investment policies of its portfolios.
We will advise you if we do.

Other insurance companies own shares in the Funds to support their Variable insurance products. We do not foresee any disadvantage to this. Nevertheless, the Funds' Board of Directors will monitor events to identify conflicts that may arise and determine appropriate action. If we disagree with any Fund action, then we will see that appropriate action is taken to protect our contract owners.

OUR REPORTS TO CONTRACT OWNERS

Shortly after the end of the third, sixth, ninth, and twelfth contract months, we will send you reports that show:
 the current death benefit for your contract, your cash value, information about investment divisions, the cash surrender value of your contract, the amount of your outstanding contract loans, the amount of any interest that you owe on the loan, and information about the current loan interest rate.

The annual report will show any transactions involving your cash value that occurred during the year. Transactions include your premium allocations, our deductions, and your transfers or withdrawals.

We will send you semi-annual reports with financial information on the Funds, including a list of the investments held by each portfolio.

Our report also contains information that is required by the insurance supervisory official in the jurisdiction in which this insurance contract is delivered.

Notices will be sent to you for transfers of amounts between investment divisions and certain other contract transactions.

DIVIDENDS

We do not pay any dividends on the contract described in this prospectus.


MIDLAND'S SALES AND OTHER AGREEMENTS

The contract will be sold by individuals who, in addition to being licensed as life insurance agents for Midland National Life, are registered representatives of Walnut Street Securities (WSS) or broker-dealers who have entered into written sales agreements with WSS. WSS, the principal underwriter of the contracts, is registered with the SEC as a broker-dealer under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc. The address for Walnut Street Securities is 670 Mason Ridge Center Drive, Suite 301, St. Louis, Missouri 63141. During the first contract year, we will pay agents a commission of up to 50% of premiums paid. For subsequent years, the commission allowance may equal an amount up to 2.5% of premiums paid. After the 15th contract year, we pay no commission. Certain persistency and production bonuses may be paid.
We may sell our contracts through broker-dealers registered with the Securities and Exchange Commission under the Securities Exchange Act of 1934 that enter into selling agreements with us. The commission for broker-dealers will be no more than that described above.

REGULATION

We are regulated and supervised by the South Dakota Insurance
Department. We are subject to the insurance laws and regulations in every jurisdiction where we sell contracts. This contract has been filed with and approved by insurance officials in those states. The provisions of this contract may vary somewhat from jurisdiction to jurisdiction.

We submit annual reports on our operations and finances to insurance officials in all the jurisdictions where we sell contracts. The officials are responsible for reviewing our reports to be sure that we are financially sound and are complying with the applicable laws and regulations.
We are also subject to various federal securities laws and regulations.

YEAR 2000

   The Year 2000 issue (Y2K) relates to the ability of computer systems to properly recognize a four-digit year code. Many computer systems only allowed for a two-digit year code and thus years such as 1998 were simply recognized as 98. Using a two-digit year code for the years 2000 and beyond could result in errors and miscalculations.

Midland National Life relies extensively on computer systems in its daily operations. Several years ago, we began implementing a Plan to modify all of our computer systems to properly recognize the year 2000. Our Y2K Plan focused on assuring compliance in the following areas: Information Technology ("IT") and non-information ("non-IT") hardware, operating systems, software applications and custom applications. We are in the process of the remediation and testing of other systems, including telephone, heating and cooling, mechanical and other equipment having embedded, date sensitive technology for Year 2000 compliance, In addition, we are reviewing the Year 2000 compliance status of our mission critical customers, vendors and service providers.

We have upgraded our mainframe computer hardware, systems software and applications software to address Y2K issues and we expect to complete compliance testing by June 30, 1999. Most of our systems run on the IBM mainframe computer platform, where future dated systems testing has been performed through December 31, 2000. We are in the process of updating and testing hardware and software running on personal computer (PC) platforms and expect to have any Y2K issues resolved by June 30, 1999.

Y2K issues have been handled primarily by our internal staff. We spent approximately $800,000 on the Year 2000 project through the end of 1998 and estimate additional expenditures of $250,000 for the balance of the project. Due to our early start in addressing Y2K issues, the number of other IT projects delayed due to Y2K has been very limited.

We are currently in the process of developing a Y2K Contingency Plan and will involve representatives from our IT and non-IT business units in the planning process. The Y2K Contingency Plan may include potential Y2K issues generated within our own Company and potential Y2K issues generated by third parties that have a mission critical business relationship with us. While we cannot guarantee that our computer systems nor those of the parties with which we conduct business will properly function once the year 2000 is reached, Midland National Life is committed to maintaining reliable computer systems which properly recognize the year 2000.

Midland National Life is in the process of updating administrative systems to accommodate all Year 2000 issues.
Midland does not anticipate any material financial impact in processing and completing the changes required to comply with Year 2000 issues.

DISCOUNT FOR MIDLAND EMPLOYEES

Midland employees may receive a discount of up to    25%45%     of
first year premiums. Midland will pay off the discount as the employee pays the qualifying premium. All other contract provisions will apply.

LEGAL MATTERS

The law firm of Sutherland Asbill & Brennan LLP, Washington,
DC, has provided advice regarding certain matters relating to federal securities laws.

We are not involved in any material legal proceedings.

FINANCIAL AND ACTUARIAL

The financial statements of Midland National Life Separate
Account A and Midland National Life Insurance Company, included in this prospectus and the registration statement, have been
audited by   PricewaterhouseCoopers LLPCoopers & Lybrand LLP,
independent auditors, for the periods indicated in their report which appears in this prospectus and in the registration
statement. The address for    PricewaterhouseCoopers LLPCoopers &
Lybrand LLP     is IBM Park Building, Suite 1300, 650 Third Avenue
South, Minneapolis, Minnesota 55402-4333. The financial statements have been included in reliance upon reports given upon the authority of the firm as experts in accounting and auditing.


Actuarial matters in this prospectus have been examined by Russell A. Evenson, F.S.A., M.A.A.A., who is Senior Vice President and Corporate Actuary of Midland. His opinion on actuarial matters is filed as an exhibit to the Registration Statement we filed with the Securities and Exchange Commission.

ADDITIONAL INFORMATION

We have filed a Registration Statement relating to the Separate Account and the Variable Life insurance contract described in this prospectus with the Securities and Exchange Commission. The Registration Statement, which is required by the Securities Act of 1933, includes additional information that is not required in this prospectus under the rules and regulations of the SEC. If you would like the additional information, then you may obtain it from the SEC's main office in Washington, DC. You will have to pay a fee for the material.

Management of Midland

Here is a list of our directors and officers.

Directors
Name and
Business
Address

Principal
Occupation

Principal Occupation During
Past Five Years

   John C. Watson
Midland National Life
One Midland Plaza
Sioux Falls, SD 57193

Chairman of the Board
Chairman of the Board
(October 1992 to present),
Chairman of the Board and
Chief Executive Officer
(October 1992 to March 1997),
Midland National Insurance
Company; President and
Director (1992 to present)
Consolidated Investment
Services, Inc.; Chairman of
the Board, President, and
Chief Executive Officer
(December 1996 to present),
Sammons Financial Holdings,
Inc.; Chairman of the Board
and Chief Executive Officer
(December 1996 to present),
North American Company for
Life and Health Insurance;
President and Director (1996
to present), Briggs ITD
Corporation; Director (1996
to present), NACOLAH Holding
Corporation; Director (1996
to present), North American
Company for Life and Health
of New York; Director (1996
to present), NACOLAH Life
Insurance Company; Director
(1996 to present),
Institutional Founders Life
Insurance Company; Chairman
of the Board (1995-present),
Midland Advisors Company;
President and Director (1992
to present), CH Holdings,
Inc.; Director, (1992 to
present), Sammons Enterprises
Inc.; Chairman of the Board
and Chief Executive Officer
(October 1992 to January
1997), Investors Life
Insurance Company of
Nebraska; President and Chief
Operating Officer (1990 to
October 1992), Franklin Life
Insurance Company

Michael M. Masterson
Midland National Life
One Midland Plaza
Sioux Falls, SD 57193-0001

   Chairman of the Board,
President
and Chief
Executive
OfficerChief
Executive
Officer and
President
Chairman of the Board (March
1999 to present), Chief
Executive Officer and
President (March 1997 to
present) President and Chief
Operating Officer (March 1996
to February 1997), Executive
Vice President-Marketing
(March 1995 to February
1996), Midland National Life
Insurance Company; President
and Chief Operating Officer
(March 1996 to December
1996), Executive Vice
President-Marketing (March
1995 to February 1996),
Investors Life Insurance
Company of Nebraska; Vice
President - Individual Sales
(prior thereto), Northwestern
National Life

   John J. Craig, II
Midland National Life
One Midland Plaza
Sioux Falls, SD 57193- 0001
Executive
Vice
President
Executive Vice President
(January 1998 to present),
Midland National Life
Insurance Company; Senior
Vice President and Chief
Financial Officer (October
1993 to 1998), Midland
National Life Insurance
Company; Treasurer (January
1996 to present), Briggs ITD
Corp.; Treasurer (March 1996
to present), Sammons
Financial Holdings, Inc.;
Treasurer (November 1993 to
present), CH Holdings;
Treasurer (November 1993 to
present), Consolidated
Investment Services, Inc.;
Treasurer (November 1993 to
present), Richmond Holding
Company, L.L.C.; Partner
(prior thereto), Ernst and
Young

Russell A. Evenson
Midland National Life
One Midland Plaza
Sioux Falls, SD 57193- 0001
Senior Vice
President
and
Corporate
Actuary
Senior Vice President and
Chief Actuary (March 1996 to
present), Senior Vice
President and Actuary  (prior
thereto), Midland National
Life Insurance Company;
Senior Vice President and
Chief Actuary (March 1996 to
December 1996), Senior Vice
President and Actuary (prior
thereto),    Investors Life
Insurance Company of
Nebraska;     Vice President and
Chief Actuary (1990 to 1993),
Professional Insurance
Corporation

    John J. Craig, II
Midland National Life
One Midland Plaza
Sioux Falls, SD 57193
Executive
Vice
President
Executive Vice President
(January 1998 to present),
Midland National Life
Insurance Company; Senior
Vice President and Chief
Financial Officer (October
1993 to 1998), Midland
National Life Insurance
Company; Treasurer (January
1996 to present), Briggs ITD
Corp.; Treasurer (March 1996
to present), Sammons
Financial Holdings, Inc.;
Treasurer (November 1993 to
present), CH Holdings;
Treasurer (November 1993 to
present), Consolidated
Investment Services, Inc.;
Treasurer (November 1993 to
present), Richmond Holding
Company, L.L.C.; Senior Vice
President and Chief Financial
Officer (October 1993 to
December 1996), Investors
Life Insurance Company of
Nebraska; Partner (prior
thereto), Ernst and Young

Steven C. Palmitier
Midland National Life
One Midland Plaza
Sioux Falls, SD 57193- 0001
Senior Vice
President
and Chief
Marketing
Officer
Senior Vice President and
Chief Marketing Officer
(March 1997 to present),
Senior Vice President-Sales
(August 1996 to February
1997), Midland National Life
Insurance Company; Senior
Vice President-Sales (prior
thereto), Penn Mutual Life
Insurance

Robert W. Korba
Sammons Enterprises, Inc.
300 Crescent CT
Dallas, TX 75201
Board of
Directors
Member, Vice
President
President and Director (since
1988), Sammons Enterprises,
Inc., Vice President (August
1998 to present), Midland
National Life Insurance
Company

   James N. Whitson
Sammons Enterprises , Inc.
300 Crescent CT
Dallas, TX 75201
Board of
Directors
Member
Executive Vice President
(since 1989), Sammons
Enterprises, Inc.

Executive Officers (other than Directors)
Unless otherwise indicated, the addresses for the following are One Midland Plaza, Sioux Falls, SD 57193-0001

Name and
Business
Address

Principal
Occupation

Principal Occupation During
Past Five Years

 E John Fromelt
Midland National Life
One Midland Plaza
Sioux Falls, SD 57193
Senior Vice
President,
Chief
Investment
Officer
Senior Vice President, Chief
Investment Officer (since
1990), Midland National Life
Insurance Company; President
(since August 1995), Midland
Advisors Company; Chief
Investment Officer (1996 to
present), North American
Company for Life and Health;
Chief Investment Officer
(1990-1996),    Investors Life
Insurance Company of Nebraska

    Stephen P. Horvat, Jr.
Midland National Life Insurance Company
Senior Vice
President
Senior Vice President
(January 1997 to present),
Midland National Life
Insurance Company;
Shareholder (June 1996 to
December 1997), Sorling Law
Firm; Senior Vice President,
General Counsel & Secretary
(prior thereto), Franklin
Life Insurance Company

   Gary J. Gaspar
North American Company for Life & Health Insurance
222 South Riverside Plaza
Chicago, IL 60606-5929
Senior Vice
President &
Chief
Information
Officer
Senior Vice President & Chief
Information Officer (August
1998 to present), Midland
National Life Insurance
Company; Senior Vice
President Information Systems
Officer (1985 to present);
North American Company for
Life & Health Insurance

Jack L. Briggs
Midland National Life
One Midland Plaza
Sioux Falls, SD 57193
Vice
President,
Secretary,
and General
Counsel
Vice President, Secretary and
General Counsel (since 1978),
Midland National Life
Insurance Company; Vice
President, Secretary, and
General Counsel (1978 to
1996),    Investors Life
Insurance Company of Nebrska

Gary W. Helder
Midland National Life
One Midland Plaza
Sioux Falls, SD 57193
Vice President-Policy
Administration
Vice President-Policy
Administration (since 1991),
Midland National Life
Insurance Company; Vice
President-Policy
Administration (1991-1996),
   Investors Life Insurance
Company of Nebraska

Robert W. Buchanan
Midland National Life
One Midland Plaza
Sioux Falls, SD 57193
Vice President-Marketing
Services
Vice President-Marketing
Services (March 1996 to
present), Second Vice
President-Sales Development
(prior thereto), Midland
National Life Insurance
Company; Second Vice
President-Sales Development
(1983 to 1996),    Investors
Life Insurance Company of
Nebraska

Thomas M. Meyer
Midland National Life
One Midland Plaza
Sioux Falls, SD 57193
Vice
President
and Chief
Financial
Officer
Vice President and Chief
Financial Officer (January
1998 to present), Second Vice
President and Controller
(1995 to 1998), Midland
National Life Insurance
Company

   Julia B. Roper
North American Company for Life & Health Insurance
222 South Riverside Plaza
Chicago, IL 60606-5929
Vice
President &
Chief
Compliance
Officer
Vice President & Chief
Compliance Officer (August
1998 to present), Midland
National Life Insurance; Vice
President & Chief Compliance
Officer (September 1997 to
present), North American
Company for Life & Health
Insurance; Assistant Vice
President (prior thereto),
CNA Insurance Companies

Joseph B. Moran
Parkway Mortgage
1700 Galloping Hill Road
Kenilworth, NJ 07033

Vice President -Parkway
Mortgage Division
Vice President - Parkway
Mortgage Division (January
1999 to present), Midland
National Life Insurance
Company; President (prior
thereto), Parkway Mortgage,
Inc.

James T. Fehon
Parkway Mortgage
1700 Galloping Hill Road
Kenilworth, NJ 07033
Vice President - Parkway Mortgage Division
Vice President - Parkway
Mortgage Division (January
1999 to present), Midland
National Life Insurance
Company; Executive Vice
President (prior thereto),
Parkway Mortgage, Inc.




Illustration

Following are a series of tables that illustrate how the cash values, cash surrender values, and death benefits of a contract change with the investment performance of the Funds. The tables show how the cash values, cash surrender values, and death benefits of a contract issued to an insured of a given age and given premium would vary over time if the return on the assets held in each Portfolio of the Funds were a constant gross, after tax annual rate of 0%, 6%, or 12%. The tables on pages 31 through 33 illustrate a contract issued to a male, age 25, under a standard rate preferred non-smoker underwriting risk classification. The tables on pages 34 through 36 illustrate a contract issued to a male, age 40, under a standard rate preferred non-smoker underwriting risk classification. The cash values, cash surrender values, and death benefits would be different from those shown if the returns averaged 0%, 6%, and 12% over a period of years, but fluctuated above and below those averages for individual contract years.

The amount of the cash value exceeds the cash surrender value during the first twelve contract years due to the surrender charge. For contract years thirteen and after, the cash value and cash surrender value are equal, since the surrender charge has reduced to zero.

The second column shows the accumulation value of the premiums paid at the stated interest rate. The third and sixth columns illustrate the cash values and the fourth and seventh columns illustrate the cash surrender values of the contract over the designated period. The cash values shown in the third column and the cash values shown in the fourth column assume the monthly charge for cost of insurance is based upon the current cost of insurance rates. The cash values shown in the sixth column and the cash surrender values shown in the seventh column assume the monthly charge for cost of insurance is based upon the cost of insurance rates that we guarantee. The maximum cost of insurance rates allowable under the contract are based on the Commissioner's 1980 Standard Ordinary Mortality Table. The fifth and eighth columns illustrate the death benefit of a contract over the designated period. The illustrations of death benefits reflect the same assumptions as the cash value and cash surrender values. The death benefit values also vary between tables, depending upon whether Option 1 or Option 2 death benefits are illustrated.

The amounts shown for the death benefit, cash values, and cash surrender values reflect the fact that the net investment return of the divisions of our Separate Account is lower than the gross, after-tax return on the assets in the Funds, as a result of expenses paid by the Funds and charges levied against the divisions of our Separate Account. The illustrations also reflect the 2.5% sales charge deduction from each premium, the 2.5% premium tax deduction from each premium and the $6.00 per month expense charge (for the first fifteen years on a current basis) as well as current and guaranteed cost of insurance charges.

The contract values shown assume daily investment advisory fees
and operating expenses equivalent to an annual rate of    .76%.75%
of the aggregate average daily net assets of the Portfolios of the Funds (the average rate of the Portfolios for the period
ending December 31,    19981997    ). The actual fees and expenses
associated with the contract may be more or less than    .76%.75%
and will depend on how allocations are made to each investment division. The contract values also take into account a daily charge to each division of Separate Account A for assuming mortality and expense risks and administrative charges which is equivalent to a charge at an annual rate of .90% (.50% after year 10 on a current basis) of the average net assets of the divisions of Separate Account A. After deductions of these amounts, the illustrated gross investment rates of 0%, 6%, and
12% correspond to approximate net annual rates of    -1.66%,
4.34%, and 10.34%,-1.65%, 4.35%, and 10.35%, respectively (-
1.26%, 4.74%, 10.74%-1.25%, 4.75%, 10.75%     after year 10 on a
current basis).

The hypothetical values shown in the tables do not reflect any charges for federal income taxes against Separate Account A since Midland is not currently making such charges. However, if, in the future, such charges are made, the gross annual investment rate of return would have to exceed the stated investment rates by a sufficient amount to cover the tax charges in order to produce the cash values, cash surrender values, and death benefits illustrated.

The tables illustrate the contract values that would result based on hypothetical investment rates of return if premiums are paid in full at the beginning of each year and if no contract loans have been made. The values would vary from those shown if the assumed annual premium payments were paid in installments during a year. The values would also vary if the contract owner varied the amount or frequency of premium payments. The tables also assume that the contract owner has not requested an increase or decrease in face amount, that no withdrawals have been made and no withdrawal charges imposed, that no contract loans have been taken, and that no transfers have been made and no transfer charges imposed.



MIDLAND NATIONAL LIFE INSURANCE COMPANY - VEUL

DEATH BENEFIT OPTION 1       ASSUMED HYPOTHETICAL GROSS
MALE PREFERRED NON-SMOKER ISSUE AGE 25 ANNUAL RATE OF RETURN: 0%
$200,000 INITIAL SPECIFIED AMOUNT      ASSUMED ANNUAL PREMIUM(1): $1,500

         PREMIUMS            ASSUMING CURRENT COSTS                   ASSUMING
GUARANTEED COSTS
 END     ACCUMULATED
 OF      AT 5% INTEREST      CONTRACT  SURRENDER DEATH     CONTRACT  SURRENDER
DEATH
 YEAR    PER YEAR  FUND(2)   VALUE(2)  BENEFIT(2)          FUND(2)   VALUE(2)
BENEFIT(2)
  1      1,575     1,165     191       200,000   1,023     49        200,000
  2      3,229     2,287     1,216     200,000   2,054     983       200,000
  3      4,965     3,392     2,224     200,000   3,069     1,900     200,000
  4      6,788     4,480     3,214     200,000   4,069     2,803     200,000
  5      8,703     5,551     4,188     200,000   5,053     3,690     200,000

  6      10,713    6,605     5,144     200,000   6,023     4,562     200,000
  7      12,824    7,643     6,084     200,000   6,978     5,419     200,000
  8      15,040    8,664     7,284     200,000   7,895     6,515     200,000
  9      17,367    9,669     8,500     200,000   8,799     7,630     200,000
 10      19,810    10,659    9,733     200,000   9,667     8,741     200,000

 11      22,376    11,681    11,031    200,000   10,521    9,872     200,000
 12      25,069    12,691    12,350    200,000   11,341    11,000    200,000
 13      27,898    13,667    13,667    200,000   12,125    12,125    200,000
 14      30,868    14,632    14,632    200,000   12,877    12,877    200,000
 15      33,986    15,563    15,563    200,000   13,595    13,595    200,000

 16      37,261    16,534    16,534    200,000   14,258    14,258    200,000
 17      40,699    17,472    17,472    200,000   14,890    14,890    200,000
 18      44,309    18,378    18,378    200,000   15,470    15,470    200,000
 19      48,099    19,252    19,252    200,000   15,997    15,997    200,000
 20      52,079    20,096    20,096    200,000   16,474    16,474    200,000

 21      56,258    20,887    20,887    200,000   16,901    16,901    200,000
 22      60,646    21,649    21,649    200,000   17,279    17,279    200,000
 23      65,253    22,382    22,382    200,000   17,587    17,587    200,000
 24      70,091    23,087    23,087    200,000   17,848    17,848    200,000
 25      75,170    23,742    23,742    200,000   18,041    18,041    200,000

 30      104,641   26,204    26,204    200,000   17,588    17,588    200,000

 35      142,254   27,383    27,383    200,000   13,698    13,698    200,000

 40      190,260   26,854    26,854    200,000   3,837     3,837     200,000

1. ASSUMES A $1,500 PREMIUM IS PAID AT THE BEGINNING OF EACH CONTRACT YEAR. VALUES WOULD BE DIFFERENT IF PREMIUMS ARE PAID WITH A DIFFERENT FREQUENCY OR IN DIFFERENT AMOUNTS.
2. ASSUMES THAT NO CONTRACT LOANS OR WITHDRAWALS HAVE BEEN MADE. ZERO VALUES INDICATE LAPSE IN THE ABSENCE OF AN ADDITIONAL PREMIUM PAYMENT.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS BY THE OWNER AND DIFFERENT INVESTMENT RATES OF RETURN FOR THE FUND SERIES. THE CONTRACT FUND, SURRENDER VALUE AND DEATH BENEFIT FOR A CONTRACT WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATES OF RETURN AVERAGED OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR THE INDIVIDUAL CONTRACT YEARS. NO REPRESENTATION CAN BE MADE BY MIDLAND, THE SEPARATE ACCOUNT, OR THE FUND THAT THIS ASSUMED INVESTMENT RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

MIDLAND NATIONAL LIFE INSURANCE COMPANY - VEUL

DEATH BENEFIT OPTION 1       ASSUMED HYPOTHETICAL GROSS
MALE PREFERRED NON-SMOKER ISSUE AGE 25 ANNUAL RATE OF RETURN: 6%
$200,000 INITIAL SPECIFIED AMOUNT      ASSUMED ANNUAL PREMIUM(1): $1,500

         PREMIUMS            ASSUMING CURRENT COSTS                   ASSUMING
GUARANTEED COSTS
 END     ACCUMULATED
 OF      AT 5% INTEREST      CONTRACT  SURRENDER DEATH     CONTRACT  SURRENDER
DEATH
 YEAR    PER YEAR  FUND(2)   VALUE(2)  BENEFIT(2)          FUND(2)   VALUE(2)
BENEFIT(2)
  1      1,575     1,242     269       200,000   1,096     122       200,000
  2      3,229     2,516     1,445     200,000   2,265     1,195     200,000
  3      4,965     3,845     2,677     200,000   3,488     2,319     200,000
  4      6,788     5,234     3,968     200,000   4,764     3,498     200,000
  5      8,703     6,684     5,321     200,000   6,099     4,735     200,000

  6      10,713    8,199     6,738     200,000   7,493     6,032     200,000
  7      12,824    9,781     8,223     200,000   8,950     7,391     200,000
  8      15,040    11,433    10,053    200,000   10,449    9,069     200,000
  9      17,367    13,159    11,990    200,000   12,015    10,846    200,000
 10      19,810    14,961    14,036    200,000   13,629    12,704    200,000

 11      22,376    16,909    16,259    200,000   15,316    14,666    200,000
 12      25,069    18,950    18,609    200,000   17,056    16,715    200,000
 13      27,898    21,069    21,069    200,000   18,854    18,854    200,000
 14      30,868    23,290    23,290    200,000   20,710    20,710    200,000
 15      33,986    25,597    25,597    200,000   22,629    22,629    200,000

 16      37,261    28,070    28,070    200,000   24,593    24,593    200,000
 17      40,699    30,642    30,642    200,000   26,626    26,626    200,000
 18      44,309    33,319    33,319    200,000   28,710    28,710    200,000
 19      48,099    36,107    36,107    200,000   30,848    30,848    200,000
 20      52,079    39,012    39,012    200,000   33,045    33,045    200,000

 21      56,258    42,022    42,022    200,000   35,305    35,305    200,000
 22      60,646    45,161    45,161    200,000   37,630    37,630    200,000
 23      65,253    48,437    48,437    200,000   40,006    40,006    200,000
 24      70,091    51,859    51,859    200,000   42,456    42,456    200,000
 25      75,170    55,415    55,415    200,000   44,967    44,967    200,000

 30      104,641   75,452    75,452    200,000   58,217    58,217    200,000

 35      142,254   100,260   100,260   200,000   72,213    72,213    200,000

 40      190,260   131,378   131,378   200,000   86,004    86,004    200,000

1. ASSUMES A $1,500 PREMIUM IS PAID AT THE BEGINNING OF EACH CONTRACT YEAR. VALUES WOULD BE DIFFERENT IF PREMIUMS ARE PAID WITH A DIFFERENT FREQUENCY OR IN DIFFERENT AMOUNTS.
2. ASSUMES THAT NO CONTRACT LOANS OR WITHDRAWALS HAVE BEEN MADE. ZERO VALUES INDICATE LAPSE IN THE ABSENCE OF AN ADDITIONAL PREMIUM PAYMENT.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS BY THE OWNER AND DIFFERENT INVESTMENT RATES OF RETURN FOR THE FUND SERIES. THE CONTRACT FUND, SURRENDER VALUE AND DEATH BENEFIT FOR A CONTRACT WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATES OF RETURN AVERAGED OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR THE INDIVIDUAL CONTRACT YEARS. NO REPRESENTATION CAN BE MADE BY MIDLAND, THE SEPARATE ACCOUNT, OR THE FUND THAT THIS ASSUMED INVESTMENT RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

MIDLAND NATIONAL LIFE INSURANCE COMPANY - VEUL

DEATH BENEFIT OPTION 1       ASSUMED HYPOTHETICAL GROSS
MALE PREFERRED NON-SMOKER ISSUE AGE 25 ANNUAL RATE OF RETURN: 12%
$200,000 INITIAL SPECIFIED AMOUNT      ASSUMED ANNUAL PREMIUM(1): $1,500

         PREMIUMS            ASSUMING CURRENT COSTS                   ASSUMING
GUARANTEED COSTS
 END     ACCUMULATED
 OF      AT 5% INTEREST      CONTRACT  SURRENDER DEATH     CONTRACT  SURRENDER
DEATH
 YEAR    PER YEAR  FUND(2)   VALUE(2)  BENEFIT(2)          FUND(2)   VALUE(2)
BENEFIT(2)
  1      1,575     1,320     347       200,000   1,169     196       200,000
  2      3,229     2,753     1,682     200,000   2,487     1,416     200,000
  3      4,965     4,336     3,168     200,000   3,942     2,774     200,000
  4      6,788     6,084     4,818     200,000   5,550     4,285     200,000
  5      8,703     8,015     6,652     200,000   7,328     5,964     200,000

  6      10,713    10,147    8,687     200,000   9,292     7,831     200,000
  7      12,824    12,503    10,944    200,000   11,462    9,903     200,000
  8      15,040    15,104    13,724    200,000   13,836    12,456    200,000
  9      17,367    17,977    16,808    200,000   16,460    15,291    200,000
 10      19,810    21,150    20,224    200,000   19,336    18,411    200,000

 11      22,376    24,744    24,095    200,000   22,515    21,866    200,000
 12      25,069    28,728    28,387    200,000   26,007    25,666    200,000
 13      27,898    33,123    33,123    200,000   29,845    29,845    200,000
 14      30,868    37,995    37,995    200,000   34,067    34,067    200,000
 15      33,986    43,376    43,376    200,000   38,714    38,714    200,000

 16      37,261    49,399    49,399    200,000   43,813    43,813    200,000
 17      40,699    56,059    56,059    200,000   49,433    49,433    200,000
 18      44,309    63,427    63,427    200,000   55,613    55,613    200,000
 19      48,099    71,583    71,583    200,000   62,414    62,414    200,000
 20      52,079    80,614    80,614    200,000   69,908    69,908    200,000

 21      56,258    90,603    90,603    200,000   78,172    78,172    200,000
 22      60,646    101,675   101,675   212,501   87,292    87,292    200,000
 23      65,253    113,951   113,951   231,321   97,351    97,351    200,000
 24      70,091    127,567   127,567   251,306   108,472   108,472   213,690
 25      75,170    142,664   142,664   272,488   120,763   120,763   230,658

 30      104,641   247,140   247,140   388,010   205,086   205,086   321,984

 35      142,254   425,290   425,290   569,888   349,107   349,107   467,803

 40      190,260   733,944   733,944   895,412   608,061   608,061   741,835

1. ASSUMES A $1,500 PREMIUM IS PAID AT THE BEGINNING OF EACH CONTRACT YEAR. VALUES WOULD BE DIFFERENT IF PREMIUMS ARE PAID WITH A DIFFERENT FREQUENCY OR IN DIFFERENT AMOUNTS.
2. ASSUMES THAT NO CONTRACT LOANS OR WITHDRAWALS HAVE BEEN MADE. ZERO VALUES INDICATE LAPSE IN THE ABSENCE OF AN ADDITIONAL PREMIUM PAYMENT.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS BY THE OWNER AND DIFFERENT INVESTMENT RATES OF RETURN FOR THE FUND SERIES. THE CONTRACT FUND, SURRENDER VALUE AND DEATH BENEFIT FOR A CONTRACT WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATES OF RETURN AVERAGED OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR THE INDIVIDUAL CONTRACT YEARS. NO REPRESENTATION CAN BE MADE BY MIDLAND, THE SEPARATE ACCOUNT, OR THE FUND THAT THIS ASSUMED INVESTMENT RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

MIDLAND NATIONAL LIFE INSURANCE COMPANY - VEUL

DEATH BENEFIT OPTION 1       ASSUMED HYPOTHETICAL GROSS
MALE PREFERRED NON-SMOKER ISSUE AGE 40 ANNUAL RATE OF RETURN: 0%
$200,000 INITIAL SPECIFIED AMOUNT      ASSUMED ANNUAL PREMIUM(1): $3,000

         PREMIUMS            ASSUMING CURRENT COSTS                   ASSUMING
GUARANTEED COSTS
 END     ACCUMULATED
 OF      AT 5% INTEREST      CONTRACT  SURRENDER DEATH     CONTRACT  SURRENDER
DEATH
 YEAR    PER YEAR  FUND(2)   VALUE(2)  BENEFIT(2)          FUND(2)   VALUE(2)
BENEFIT(2)
  1      3,150     2,473     1,116     200,000   2,262     904       200,000
  2      6,458     4,885     3,333     200,000   4,468     2,916     200,000
  3      9,930     7,238     5,491     200,000   6,597     4,850     200,000
  4      13,577    9,533     7,590     200,000   8,652     6,709     200,000
  5      17,406    11,771    9,633     200,000   10,633    8,495     200,000

  6      21,426    13,931    11,599    200,000   12,543    10,210    200,000
  7      25,647    16,038    13,511    200,000   14,384    11,856    200,000
  8      30,080    18,093    15,825    200,000   16,135    13,867    200,000
  9      34,734    20,097    18,153    200,000   17,821    15,877    200,000
 10      39,620    22,031    20,475    200,000   19,423    17,866    200,000

 11      44,751    23,994    22,891    200,000   20,919    19,817    200,000
 12      50,139    25,896    25,312    200,000   22,315    21,731    200,000
 13      55,796    27,719    27,719    200,000   23,611    23,611    200,000
 14      61,736    29,464    29,464    200,000   24,769    24,769    200,000
 15      67,972    31,154    31,154    200,000   25,812    25,812    200,000

 16      74,521    32,861    32,861    200,000   26,701    26,701    200,000
 17      81,397    34,514    34,514    200,000   27,440    27,440    200,000
 18      88,617    36,115    36,115    200,000   28,031    28,031    200,000
 19      96,198    37,646    37,646    200,000   28,434    28,434    200,000
 20      104,158   39,108    39,108    200,000   28,652    28,652    200,000

 21      112,516   40,502    40,502    200,000   28,667    28,667    200,000
 22      121,291   41,831    41,831    200,000   28,437    28,437    200,000
 23      130,506   43,076    43,076    200,000   27,922    27,922    200,000
 24      140,181   44,222    44,222    200,000   27,100    27,100    200,000
 25      150,340   45,251    45,251    200,000   25,927    25,927    200,000

 30      209,282   48,152    48,152    200,000   13,266    13,266    200,000

 35      284,509   45,659    45,659    200,000   0         0         0

 40      380,519   35,749    35,749    200,000   0         0         0

1. ASSUMES A $3,000 PREMIUM IS PAID AT THE BEGINNING OF EACH CONTRACT YEAR. VALUES WOULD BE DIFFERENT IF PREMIUMS ARE PAID WITH A DIFFERENT FREQUENCY OR IN DIFFERENT AMOUNTS.
2. ASSUMES THAT NO CONTRACT LOANS OR WITHDRAWALS HAVE BEEN MADE. ZERO VALUES INDICATE LAPSE IN THE ABSENCE OF AN ADDITIONAL PREMIUM PAYMENT.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS BY THE OWNER AND DIFFERENT INVESTMENT RATES OF RETURN FOR THE FUND SERIES. THE CONTRACT FUND, SURRENDER VALUE AND DEATH BENEFIT FOR A CONTRACT WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATES OF RETURN AVERAGED OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR THE INDIVIDUAL CONTRACT YEARS. NO REPRESENTATION CAN BE MADE BY MIDLAND, THE SEPARATE ACCOUNT, OR THE FUND THAT THIS ASSUMED INVESTMENT RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

MIDLAND NATIONAL LIFE INSURANCE COMPANY - VEUL

DEATH BENEFIT OPTION 1       ASSUMED HYPOTHETICAL GROSS
MALE PREFERRED NON-SMOKER ISSUE AGE 40 ANNUAL RATE OF RETURN: 6%
$200,000 INITIAL SPECIFIED AMOUNT      ASSUMED ANNUAL PREMIUM(1): $3,000

         PREMIUMS            ASSUMING CURRENT COSTS                   ASSUMING
GUARANTEED COSTS
 END     ACCUMULATED
 OF      AT 5% INTEREST      CONTRACT  SURRENDER DEATH     CONTRACT  SURRENDER
DEATH
 YEAR    PER YEAR  FUND(2)   VALUE(2)  BENEFIT(2)          FUND(2)   VALUE(2)
BENEFIT(2)
  1      3,150     2,634     1,276     200,000   2,415     1,058     200,000
  2      6,458     5,361     3,809     200,000   4,918     3,365     200,000
  3      9,930     8,188     6,440     200,000   7,488     5,740     200,000
  4      13,577    11,118    9,176     200,000   10,130    8,188     200,000
  5      17,406    14,158    12,021    200,000   12,849    10,712    200,000

  6      21,426    17,291    14,959    200,000   15,651    13,318    200,000
  7      25,647    20,544    18,017    200,000   18,539    16,012    200,000
  8      30,080    23,924    21,656    200,000   21,498    19,229    200,000
  9      34,734    27,438    25,493    200,000   24,555    22,610    200,000
 10      39,620    31,071    29,515    200,000   27,695    26,138    200,000

 11      44,751    34,966    33,864    200,000   30,903    29,800    200,000
 12      50,139    39,017    38,434    200,000   34,185    33,602    200,000
 13      55,796    43,216    43,216    200,000   37,550    37,550    200,000
 14      61,736    47,572    47,572    200,000   40,964    40,964    200,000
 15      67,972    52,116    52,116    200,000   44,455    44,455    200,000

 16      74,521    56,932    56,932    200,000   47,993    47,993    200,000
 17      81,397    61,965    61,965    200,000   51,587    51,587    200,000
 18      88,617    67,227    67,227    200,000   55,246    55,246    200,000
 19      96,198    72,717    72,717    200,000   58,945    58,945    200,000
 20      104,158   78,452    78,452    200,000   62,694    62,694    200,000

 21      112,516   84,449    84,449    200,000   66,488    66,488    200,000
 22      121,291   90,725    90,725    200,000   70,306    70,306    200,000
 23      130,506   97,289    97,289    200,000   74,131    74,131    200,000
 24      140,181   104,149   104,149   200,000   77,960    77,960    200,000
 25      150,340   111,320   111,320   200,000   81,779    81,779    200,000

 30      209,282   152,657   152,657   200,000   100,523   100,523   200,000

 35      284,509   206,871   206,871   221,352   117,232   117,232   200,000

 40      380,519   284,055   284,055   298,257   128,416   128,416   200,000

1. ASSUMES A $3,000 PREMIUM IS PAID AT THE BEGINNING OF EACH CONTRACT YEAR. VALUES WOULD BE DIFFERENT IF PREMIUMS ARE PAID WITH A DIFFERENT FREQUENCY OR IN DIFFERENT AMOUNTS.
2. ASSUMES THAT NO CONTRACT LOANS OR WITHDRAWALS HAVE BEEN MADE. ZERO VALUES INDICATE LAPSE IN THE ABSENCE OF AN ADDITIONAL PREMIUM PAYMENT.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS BY THE OWNER AND DIFFERENT INVESTMENT RATES OF RETURN FOR THE FUND SERIES. THE CONTRACT FUND, SURRENDER VALUE AND DEATH BENEFIT FOR A CONTRACT WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATES OF RETURN AVERAGED OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR THE INDIVIDUAL CONTRACT YEARS. NO REPRESENTATION CAN BE MADE BY MIDLAND, THE SEPARATE ACCOUNT, OR THE FUND THAT THIS ASSUMED INVESTMENT RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

MIDLAND NATIONAL LIFE INSURANCE COMPANY - VEUL

DEATH BENEFIT OPTION 1       ASSUMED HYPOTHETICAL GROSS
MALE PREFERRED NON-SMOKER ISSUE AGE 40 ANNUAL RATE OF RETURN: 12%
$200,000 INITIAL SPECIFIED AMOUNT      ASSUMED ANNUAL PREMIUM(1): $3,000

         PREMIUMS            ASSUMING CURRENT COSTS                   ASSUMING
GUARANTEED COSTS
 END     ACCUMULATED
 OF      AT 5% INTEREST      CONTRACT  SURRENDER DEATH     CONTRACT  SURRENDER
DEATH
 YEAR    PER YEAR  FUND(2)   VALUE(2)  BENEFIT(2)          FUND(2)   VALUE(2)
BENEFIT(2)
  1      3,150     2,794     1,437     200,000   2,569     1,212     200,000
  2      6,458     5,857     4,304     200,000   5,386     3,834     200,000
  3      9,930     9,216     7,469     200,000   8,453     6,706     200,000
  4      13,577    12,905    10,963    200,000   11,800    9,857     200,000
  5      17,406    16,960    14,822    200,000   15,456    13,319    200,000

  6      21,426    21,396    19,063    200,000   19,458    17,125    200,000
  7      25,647    26,278    23,751    200,000   23,843    21,316    200,000
  8      30,080    31,656    29,387    200,000   28,635    26,366    200,000
  9      34,734    37,582    35,637    200,000   33,901    31,956    200,000
 10      39,620    44,097    42,540    200,000   39,676    38,119    200,000

 11      44,751    51,453    50,350    200,000   45,998    44,895    200,000
 12      50,139    59,586    59,002    200,000   52,934    52,350    200,000
 13      55,796    68,569    68,569    200,000   60,558    60,558    200,000
 14      61,736    78,504    78,504    200,000   68,920    68,920    200,000
 15      67,972    89,519    89,519    200,000   78,131    78,131    200,000

 16      74,521    101,817   101,817   200,000   88,266    88,266    200,000
 17      81,397    115,472   115,472   200,000   99,449    99,449    200,000
 18      88,617    130,643   130,643   200,000   111,819   111,819   200,000
 19      96,198    147,501   147,501   203,551   125,511   125,511   200,000
 20      104,158   166,249   166,249   222,774   140,711   140,711   200,000

 21      112,516   187,118   187,118   243,254   157,623   157,623   204,910
 22      121,291   210,364   210,364   269,266   176,484   176,484   225,900
 23      130,506   236,280   236,280   297,712   197,583   197,583   248,954
 24      140,181   265,204   265,204   328,853   221,266   221,266   274,370
 25      150,340   297,532   297,532   362,989   247,955   247,955   302,505

 30      209,282   529,209   529,209   613,882   448,526   448,526   520,290

 35      284,509   961,045   961,045   1,028,318 880,475   880,475   942,108

 40      380,519   1,817,890 1,817,890 1,908,785 2,026,622 2,026,622 2,127,953

1. ASSUMES A $3,000 PREMIUM IS PAID AT THE BEGINNING OF EACH CONTRACT YEAR. VALUES WOULD BE DIFFERENT IF PREMIUMS ARE PAID WITH A DIFFERENT FREQUENCY OR IN DIFFERENT AMOUNTS.
2. ASSUMES THAT NO CONTRACT LOANS OR WITHDRAWALS HAVE BEEN MADE. ZERO VALUES INDICATE LAPSE IN THE ABSENCE OF AN ADDITIONAL PREMIUM PAYMENT.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS BY THE OWNER AND DIFFERENT INVESTMENT RATES OF RETURN FOR THE FUND SERIES. THE CONTRACT FUND, SURRENDER VALUE AND DEATH BENEFIT FOR A CONTRACT WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATES OF RETURN AVERAGED OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR THE INDIVIDUAL CONTRACT YEARS. NO REPRESENTATION CAN BE MADE BY MIDLAND, THE SEPARATE ACCOUNT, OR THE FUND THAT THIS ASSUMED INVESTMENT RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

Definitions

Accumulation Unit means the units credited to each investment division in the Separate Account.

Age means the age of the Insured Person on his/her birthday which immediately precedes the Contract Date.

Attained Age means the age of the Insured Person on his/her birthday preceding a Contract Anniversary date.

Beneficiary means the person or persons to whom the contract's death benefit is paid when the Insured Person dies.

Business Day means any day we are open and the New York Stock Exchange is open for trading. The holidays which we are closed but the New York Stock Exchange is open are the day after
Thanksgiving,    and the day before Christmas Eve Day, and New
Year's Eve Day.     These days along with the days the New York
Stock Exchange is not open for trading will not be counted as Business Days.

Contract Fund means the total amount of monies in our Separate Account A attributable to your in force contract. It also includes monies in our General Account for your contract.
Cash Surrender Value means the Contract Fund on the date of surrender, less any Surrender Charges.

Cash Value is the value of your contract fund.

Contract Anniversary: The same month and day of the Contract
Date in each year following the Contract Date.

Contract Date means the date from which Contract Anniversaries and Contract Years are determined.

Contract Month means a month that starts on a Monthly
Anniversary and ends on the following Monthly Anniversary.
Contract Year means a year that starts on the Contract Date or on each anniversary thereafter.

Death Benefit means the amount payable under your contract when the Insured Person dies.

Evidence of Insurability means evidence, satisfactory to us, that the insured person is insurable and meets our underwriting standards.

Funds mean the investment companies, more commonly called mutual funds, available for investment by Separate Account A on the Contract Date or as later changed by us.

Home Office means where you write to us to pay premiums or take other action, such as transfers between investment divisions, changes in Specified Amount, or other such action regarding your contract. The address is:
Midland National Life Insurance Company
One Midland Plaza
Sioux Falls, SD 57193

In Force means the Insured Person's life remains insured under the terms of the contract.

Investment Division means a division of Separate Account A which invests exclusively in the shares of a specified
Portfolio of the Fund.

Minimum Premium Period: This is the period of time beginning on the Contract Date and ending five years from the Contract Date.
Modified Endowment Contract is a contract where premiums are paid more rapidly than the rate defined by a 7-Pay Test.

Monthly Anniversary means the day of each month that has the same numerical date as the Contract Date.

Net Cash Surrender Value means the Cash Surrender Value less any outstanding contract loan.

Net Premium means the premium paid less any deduction for premium taxes, less any deduction for the sales charge and less any per premium expenses.

Record Date means the date the contract is recorded on Our books as an In Force contract.

Separate Account means Our Separate Account A which receives and invests your net premiums under the contract.

Surrender Charges means a charge made only upon surrender of the contract. It includes a charge for sales related expenses and issue related expenses.


Performance

Performance information for the investment divisions may appear in reports and advertising to current and prospective owners. We base the performance information on the investment experience of the investment division and the Funds. The information does not indicate or represent future performance. Total return quotations reflect changes in Funds' share prices, the automatic reinvestment by the Separate Account of all distributions and the deduction of the mortality and expense risk charge. The quotations will not reflect deductions from premiums (the sales charge, premium tax charge, and any per premium expense charge), the monthly deduction from the cash value (the expense charge, the cost of insurance charge, and any charges for additional benefits), the surrender charge, or other transaction charges. Therefore, these returns do not show how actual investment performance will affect contract benefits.

A cumulative total return reflects performance over a stated period of time. An average annual total return reflects the hypothetical annually compounded return that would have produced the same cumulative total return if the performance had been constant over the entire period. Average annual total returns tend to smooth out variations in an investment division's returns and are not the same as actual year-by-year results.

Midland may advertise performance figures for the investment divisions based on the performance of a portfolio before the Separate Account commenced operations.

Midland may provide individual hypothetical illustrations of cash value, cash surrender value, and death benefits based on the Funds' historical investment returns. These illustrations will reflect the deduction of expenses in the Funds and the deduction of contract charges, including the mortality and expense risk charge, the deductions from premiums, the monthly deduction from the cash value and the surrender charge. The illustrations do not indicate what contract benefits will be in the future.


Financial Statements

The financial statements of Midland National Life Insurance Company included in this prospectus should be distinguished from the financial statements of the Midland National Life Separate Account A and should be considered only as bearing upon the ability of Midland to meet its obligations under the Contracts. They should not be considered as bearing upon the investment performance of the assets held in the Separate Account.

6244ED.txt

C O N T E N T S

                                          Page(s)
Report of Independent Accountants           1
Statement of Assets                        2-3
Statements of Operations and
Changes in Net Assets                      4-9
Notes to Financial Statements             10-15





Report of Independent Accountants

The Board of Directors and Stockholder
Midland National Life Insurance Company:
In our opinion, the accompanying statement of assets and the related statements of operations and changes in net assets present fairly, in all material respects, the financial position of Midland National Life Separate Account A (comprising, respectively, the portfolios of the Variable Insurance Products Fund, the Variable Insurance Products Fund II, the Variable Insurance Products Fund III, the American Century Variable Portfolios, Inc., the Massachusetts Financial Services, and the Lord, Abbett & Company) as of December 31, 1998, and the related statements of operations and changes in net assets for each of the three years in the period ended December 31, 1998, in conformity with generally accepted accounting principles. These financial statements are the responsibility of Midland National Life Insurance Company's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for the opinion expressed above.





March 26, 1999

Midland National Life Insurance Company
Separate Account A
Statement of Assets
as of December 31, 1998

                                                                     Value
                                                                     Per
                  ASSETS                              Shares        Share
Investments at net asset value:
 Variable Insurance Products Fund:
  Money Market Portfolio (cost $2,731,098)          2,731,098      $  1.00      $2,731,098
  High Income Portfolio (cost $3,396,027)             274,412        11.53       3,163,974
  Equity-Income Portfolio (cost $13,877,294)          618,850        25.42      15,731,177
  Growth Portfolio (cost $21,656,697)                 635,255        44.87      28,503,893
  Overseas Portfolio (cost $4,629,466)                244,142        20.05       4,895,040
 Variable Insurance Products Fund II:
  Asset Manager Portfolio (cost $6,523,158)           401,292        18.16       7,287,457
  Investment Grade Bond Portfolio (cost $1,078,462)    88,153        12.96       1,142,457
  Index 500 Portfolio (cost $10,269,373)               86,530       141.25      12,222,424
  Contrafund Portfolio (cost $9,020,995)              451,333        24.44      11,030,567
  Asset Manager Growth Portfolio (cost $2,475,691)    161,856        17.03       2,756,403
 Variable Insurance Products Fund III:
  Balanced Portfolio (cost $618,952)                   41,559        16.11         669,509
  Growth & Income Portfolio (cost $1,612,836)         112,272        16.15       1,813,193
  Growth Opportunities Portfolio (cost $3,135,150)    155,276        22.88       3,552,709
 American Century Variable Portfolios, Inc.:
  Balanced Portfolio (cost $310,679)                   39,542         8.34         329,779
  Capital Appreciation Portfolio (cost $208,500)       24,118         9.02         217,542
  International Portfolio (cost $1,121,676)           154,502         7.62       1,177,307
  Value Portfolio (cost $757,203)                     115,688         6.73         778,580
  Income & Growth Portfolio (cost $31,396)              4,797         6.78          32,520
 Massachusetts Financial Services:
  Emerging Growth Portfolio (cost $49,389)              2,632        21.47          56,516
  Growth & Income Portfolio (cost $10,771)                565        20.11          11,356
  New Discovery Portfolio (cost $1,833)                   193        10.22           1,975
  Research Portfolio (cost $204,426)                   12,885        19.05         245,451
 Lord, Abbett & Company:
  Growth & Income Portfolio (cost $64,942)              3,086        20.64          63,724
  Total investments (cost $83,786,014)                                         $98,414,651
  Net assets                                                                   $98,414,651

Midland National Life Insurance Company
Separate Account A
Statement of Assets, Continued
as of December 31, 1998
          Value
          Per
NET ASSETS     Units     Unit
Net assets represented by:
 Variable Insurance Products Fund:
  Money Market Portfolio                           208,987      $13.07      $2,731,098
  High Income Portfolio                            164,127       19.28       3,163,974
  Equity-Income Portfolio                          623,207       25.24      15,731,177
  Growth Portfolio                                 752,627       37.87      28,503,893
  Overseas Portfolio                               244,770       20.00       4,895,040
 Variable Insurance Products Fund II:
  Asset Manager Portfolio                          292,241       24.94       7,287,457
  Investment Grade Bond Portfolio                   73,197       15.61       1,142,457
  Index 500 Portfolio                              630,981       19.37      12,222,424
  Contrafund Portfolio                             596,283       18.50      11,030,567
  Asset Manager Growth Portfolio                   170,821       16.14       2,756,403
 Variable Insurance Products Fund III:
  Balanced Portfolio                                51,474       13.01         669,509
  Growth & Income Portfolio                        118,401       15.31       1,813,193
  Growth Opportunities Portfolio                   243,892       14.57       3,552,709
 American Century Variable Portfolios, Inc.:
  Balanced Portfolio                                25,768       12.80         329,779
  Capital Appreciation Portfolio                    20,937       10.39         217,542
  International Portfolio                           95,377       12.34       1,177,307
  Value Portfolio                                   63,538       12.25         778,580
  Income & Growth Portfolio                          2,723       11.94          32,520
 Massachusetts Financial Services:
  Emerging Growth Portfolio                          4,492       12.58          56,516
  Growth & Income Portfolio                            982       11.56          11,356
  New Discovery Portfolio                              153       12.91           1,975
  Research Portfolio                                20,875       11.76         245,451
 Lord, Abbett & Company:
  Growth & Income Portfolio                          5,930       10.75          63,724
  Net assets                                                               $98,414,651




Midland National Life Insurance Company
Separate Account A
Statements of Operations and Changes in Net Assets for the years ended December 31, 1998, 1997 and 1996


                                                              Combined
                                                 1998            1997             1996
Investment income:

 Dividend income                               $980,408        $676,790         $353,783
 Capital gains distributions                  4,404,907       1,587,492          907,775
                                                385,315       2,264,282        1,261,558
 Expenses:
  Administrative expense                        112,287          84,730           52,416
  Mortality and expense risk                    660,451         427,879          237,175
  Net investment income                       4,612,577       1,751,673          971,967
Realized and unrealized gains (losses) on investments:
 Net realized gains on investments            2,782,785       2,741,725        1,387,105
 Net unrealized appreciation (depreciation) on
   investments                                7,854,876       3,254,492          735,339
  Net realized and unrealized gains (losses) on
   investments                               10,637,661       5,996,217        2,122,444
  Net increase (decrease) in net assets resulting
   from operations                          $15,250,238      $7,747,890       $3,094,411
Net assets at beginning of year             $54,189,603     $32,499,879      $19,649,521
Net increase (decrease) in net assets resulting from
  operations                                 15,250,238       7,747,890        3,094,411
Capital shares transactions
 Net premiums                                40,629,334      21,376,417       14,348,315
 Transfers of policy loans                   (1,812,692)     (1,016,654)        (633,495)
 Transfers of cost of insurance              (6,444,223)     (4,261,689)      (2,927,460)
 Transfers of surrenders                     (3,055,075)     (2,042,224)        (998,919)
 Transfers of death benefits                   (144,047)        (38,948)         (13,892)
 Transfers of other terminations               (198,487)        (75,068)         (18,602)
 Interfund transfers
  Net increase in net assets from capital share
   Transactions                              28,974,810      13,941,834        9,755,947
Total increase in net assets                 44,225,048      21,689,724       12,850,358
Net assets at end of year                   $98,414,651     $54,189,603      $32,499,879




                           Variable Insurance Products Fund
          Money Market Portfolio                     High Income Portfolio

     1998            1997          1996         1998         1997           1996
  $123,409        $94,654        $58,559      $178,129     $104,881       $65,229
                                               113,186       12,963        12,762

   123,409          94,654        58,559       291,315      117,844        77,991


     2,905          3,462          2,241         4,792        3,598         2,332
    20,969         16,588         10,139        26,040       18,244        10,553

    99,535         74,604         46,179       260,483       96,002        65,106


                                                44,450       42,799        49,881

                                              (460,189)     137,622        19,282


                                              (415,739)     180,421        69,163


   $99,535        $74,604        $46,179     $(155,256)    $276,423      $134,269

$1,393,023     $1,672,741       $589,269    $2,830,980   $1,421,414      $815,627


    99,535         74,604         46,179      (155,256)     276,423       134,269


 1,970,072      1,828,298        857,355     1,477,592      876,690       841,221
   (96,356)        18,183         (9,004)      (94,338)     (37,241)      (41,674)
  (148,349)      (119,358)       (94,185)     (251,359)    (207,138)     (159,359)
  (450,390)      (914,181)      (187,306)     (287,811)     (78,445)      (54,152)
      (130)          (336)        (1,051)
      (519)        (1,028)          (224)       (2,422)      (1,570)         (447)
   (35,918)    (1,166,106)       470,657      (353,076)     581,898      (114,071)


 1,238,540       (354,322)     1,037,293       488,250    1,133,143      471,518

 1,338,075       (279,718)     1,083,472       332,994    1,409,566      605,787

$2,731,098     $1,393,023     $1,672,741    $3,163,974   $2,830,980   $1,421,414


Midland National Life Insurance Company
Separate Account A
Statements of Operations and Changes in Net Assets, Continued for the years ended December 31, 1998, 1997 and 1996


                                              Variable Insurance Products Fund
                                                  Equity-Income Portfolio

                                             1998           1997            1996
Investment income:
 Dividend income                          $145,189        $107,918         $6,019
 Capital gains distributions               516,702         542,585        172,545
                                           661,891         650,503        178,564
 Expenses:
  Administrative expense                    20,642          16,434          9,932
  Mortality and expense risk               114,253          80,523         44,942
  Net investment income                    526,996         553,546        123,690
Realized and unrealized gains (losses) on investments:
 Net realized gains on investments         464,171         465,017        344,216
 Net unrealized appreciation (depreciation) on
   investments                             297,365         820,036        112,077
  Net realized and unrealized gains on
   investments                             761,536       1,285,053        456,293
  Net increase in net assets resulting
   from operations                      $1,288,532      $1,838,599       $579,983
Net assets at beginning of year        $10,118,500      $6,148,229     $3,721,811
Net increase in net assets resulting from
   operations                           $1,288,532      $1,838,599       $579,983
Capital shares transactions:
 Net premiums                            6,101,737       3,188,435      2,820,841
 Transfers of policy loans                (286,720)       (198,994)      (114,290)
 Transfers of cost of insurance         (1,071,429)       (757,555)      (533,174)
 Transfers of surrenders                  (380,774)       (171,987)       (93,138)
 Transfers of death benefits               (42,005)        (16,504)          (131)
 Transfers of other terminations           (43,973)        (17,833)        (4,334)
 Interfund transfers                        47,309         106,110       (229,339)
  Net increase in net assets from capital share
   transactions                          4,324,145       2,131,672      1,846,435
Total increase in net assets             5,612,677       3,970,271      2,426,418
Net assets at end of year              $15,731,177     $10,118,500     $6,148,229






                               Variable Insurance Products Fund
                Growth Portfolio                            Overseas Portfolio
     1998              1997            1996          1998           1997           1996
    $90,127          $80,524         $22,193        $74,765        $47,188        $20,685
  2,357,538          360,439         560,363        220,360        187,323         22,754

  2,447,665          440,963         582,556        295,125        234,511         43,439

     38,417           28,874          19,895          7,786          6,468          4,298
    197,513          152,938          90,025         39,797         17,378         19,450

  2,211,735          259,151         472,636        247,542        210,665         19,691

    998,269        1,336,185         700,698        101,507        154,287         58,004

  4,140,818        1,180,231             469         78,405        (83,491)       155,462

  5,139,087        2,516,416         701,167        179,912         70,796        213,466

 $7,350,822       $2,775,567      $1,173,803       $427,454       $281,461       $233,157

$17,132,404      $11,699,876      $7,817,338     $3,708,222     $2,587,815     $1,723,792

  7,350,822        2,775,567       1,173,803        427,454        281,461        233,157

  7,318,889        5,149,531       4,390,266      1,583,685      1,410,695      1,053,155
   (590,467)        (446,688)       (252,514)       (97,787)       (91,175)       (59,815)
 (1,601,618)      (1,357,432)     (1,059,362)      (366,371)      (324,642)      (263,297)
   (817,281)        (354,778)       (309,025)      (255,013)       (94,010)       (73,670)
    (23,796)         (14,755)        (10,342)        (4,169)        (3,223)           (83)
    (57,078)         (34,808)         (6,455)        (3,207)        (2,361)        (1,405)
   (207,982)        (284,109)        (43,833)       (97,774)       (56,338)       (24,019)

  4,020,667        2,656,961       2,708,735        759,364        838,946        630,866

 11,371,489        5,432,528       3,882,538      1,186,818      1,120,407        864,023

$28,503,893      $17,132,404     $11,699,876     $4,895,040     $3,708,222     $2,587,815


Midland National Life Insurance Company
Separate Account A
Statements of Operations and Changes in Net Assets, Continued for the years ended December 31, 1998, 1997 and 1996


                                                    Variable Insurance Products Fund II
                                                         Asset Manager Portfolio
                                                  1998             1997              1996
Investment income:
 Dividend income                               $187,684          $158,180          $133,666
 Capital gains distributions                    563,053           396,791           110,216
                                                750,737           554,971           243,882
 Expenses:
  Administrative expense                         12,260            10,361             8,072
  Mortality and expense risk                     58,657            54,683            36,522
  Net investment income                         679,820           489,927           199,288
Realized and unrealized gains (losses) on investments:
 Net realized gains on investments              155,701           198,545           122,556
 Net unrealized appreciation (depreciation) on
   investments                                   18,174           208,315           176,177
  Net realized and unrealized gains (losses) on
   investments                                  173,875           406,860           298,733
  Net increase in net assets resulting
   from operations                             $853,695          $896,787          $498,021
Net assets at beginning of year              $5,864,777        $4,483,785        $3,633,749
Net increase in net assets resulting from
  operations                                    853,695           896,787           498,021
Capital shares transactions:
 Net premiums                                 1,504,185         1,304,321         1,212,022
 Transfers of policy loans                     (174,116)         (100,858)          (67,771)
 Transfers of cost of insurance                (449,699)         (423,781)         (401,099)
 Transfers of surrenders                       (249,884)         (123,302)         (222,263)
 Transfers of death benefits                    (12,156)             (158)           (2,280)
 Transfers of other terminations                (15,437)           (3,731)           (5,303)
 Interfund transfers                            (33,908)         (168,286)         (161,291)
  Net increase in net assets from capital share
   transactions                                 568,985           484,205           352,015
Total increase in net assets                  1,422,680         1,380,992           850,036
Net assets at end of year                    $7,287,457        $5,864,777        $4,483,785






                      Variable Insurance Products Fund II
     Investment Grade Bond Portfolio                  Index 500 Portfolio

     1998         1997         1996           1998            1997           1996
   $39,734      $46,902      $35,859         $58,842        $17,532         $4,429
     4,714                                   136,288         35,574         11,389

    44,448       46,902       35,859         195,130         53,106         15,818
     1,721        1,572        1,469           9,557          5,431          1,561
     8,643        8,015        6,648          71,255         33,893          7,065

    34,084       37,315       27,742         114,318         13,782          7,192
    15,445       12,052        4,931         478,120        213,675         64,340

    20,815        9,013      (17,545)      1,380,373        455,684         83,067

    36,260       21,065      (12,614)      1,858,493        669,359        147,407

   $70,344      $58,380      $15,128      $1,972,811       $683,141       $154,599

  $823,750     $757,993     $710,276      $4,566,701     $1,340,570       $292,473
    70,344       58,380       15,128       1,972,811        683,141        154,599
   397,712      233,307      241,760       6,643,119      2,611,727      1,028,697
   (10,939)       2,346      (39,038)       (200,663)       (39,650)       (17,532)
   (88,089)     (83,015)     (80,239)       (886,807)      (393,476)      (141,911)
   (53,582)    (105,722)     (31,289)       (183,244)       (54,915)       (11,092)
    (3,204)        (618)      (1,056)        (16,201)        (1,332)
      (927)        (505)        (540)        (17,516)        (4,272)           (87)
     7,392      (38,416)     (57,009)        344,224        424,908         35,423

   248,363        7,377       32,589       5,682,912      2,542,990        893,498

   318,707       65,757       47,717       7,655,723      3,226,131      1,048,097

$1,142,457     $823,750     $757,993     $12,222,424     $4,566,701     $1,340,570


Midland National Life Insurance Company
Separate Account A
Statements of Operations and Changes in Net Assets, Continued for the years ended December 31, 1998, 1997 and 1996

                                          Variable Insurance Products Fund II
                                                  Contrafund Portfolio
                                           1998           1997          1996
Investment income:
 Dividend income                         $37,587        $17,687     $
 Capital gains distributions             276,533         46,743          3,899
                                         314,120         64,430          3,899
 Expenses:
  Administrative expense                  10,181          6,563          2,164
  Mortality and expense risk              68,560         33,820          9,790
  Net investment income (loss)           235,379         24,047         (8,055)
Realized and unrealized gains on investments:
 Net realized gains on investments       405,977        248,167         36,440
 Net unrealized appreciation on
   investments                         1,432,988        385,213        190,170
  Net realized and unrealized gains on
   investments                         1,838,965        633,380        226,610
  Net increase in net assets resulting
   from operations                    $2,074,344       $657,427       $218,555
Net assets at beginning of year       $5,101,986     $1,919,525       $291,610
Net increase in net assets resulting from
  operations                           2,074,344        657,427        218,555
Capital shares transactions:
 Net premiums                          5,148,927      2,852,974      1,487,812
 Transfers of policy loans              (203,142)       (93,023)       (19,479)
 Transfers of cost of insurance         (746,910)      (414,073)      (154,413)
 Transfers of surrenders                (248,949)      (103,126)       (16,096)
 Transfers of death benefits             (24,534)        (1,177)
 Transfers of other terminations         (34,555)        (8,960)           193
 Interfund transfers                     (36,600)       292,419        111,343
  Net increase in net assets from capital share
   transactions                        3,854,237      2,525,034      1,409,360
Total increase in net assets           5,928,581      3,182,461      1,627,915
Net assets at end of year            $11,030,567     $5,101,986     $1,919,525





      Variable Insurance Products II             Variable Insurance Products Fund III
                                                                           Growth & Income
      Asset Manager Growth Portfolio          Balanced Portfolio              Portfolio

     1998           1997          1996        1998           1997         1998         1997
   $28,628        $             $7,144       $3,696       $             $             $1,324
   133,880            772       13,847        5,647                       1,443        4,302

   162,508            772       20,991        9,343                       1,443        5,626

     2,638          1,700          452           62           25            218           26
    17,363          9,040        2,041        3,005          320          6,973          370

   142,507         (9,968)      18,498        6,276         (345)        (5,748)       5,230

    30,155         65,245        6,039        6,509          191         37,985          473

   148,003        117,585       16,180       48,417        2,140        199,570          786

   178,158        182,830       22,219       54,926        2,331        237,555        1,259

  $320,665       $172,862      $40,717      $61,202       $1,986       $231,807       $6,489

$1,304,663       $467,931      $53,576     $121,777     $              $214,268     $

   320,665        172,862       40,717       61,202        1,986        231,807        6,489

 1,392,497        787,790      415,186      539,114      102,622      1,372,004      182,863
   (10,349)       (29,528)     (12,378)      (5,099)                     (9,957)         (71)
  (221,079)      (122,121)     (40,421)     (45,367)      (3,050)      (110,453)      (8,429)
   (21,053)       (39,420)        (888)     (11,935)          (4)        (4,601)        (307)
       (91)
    (5,348)                                                                (433)
    (3,502)        67,149       12,139        9,817       20,223        120,558       33,723

 1,131,075        663,870      373,638      486,530      119,791      1,367,118      207,779

 1,451,740        836,732      414,355      547,732      121,777      1,598,925      214,268

$2,756,403     $1,304,663     $467,931     $669,509     $121,777     $1,813,193     $214,268


Midland National Life Insurance Company
Separate Account A
Statements of Operations and Changes in Net Assets, Continued for the years ended December 31, 1998, 1997 and 1996



                                                   Products Fund III
                                                  Growth Opportunities
                                                      Portfolio
                                                     1998          1997
Investment income:
 Dividend income                                     $8,299     $
 Capital gains distributions                         28,848      37,147
 Expenses:
  Administrative expense                                639         143
  Mortality and expense risk                         15,685       1,194
  Net investment income (loss)                       20,823      (1,337)
Realized and unrealized gains (losses) on investments:
 Net realized gains (losses) on investments          50,809       4,463
 Net unrealized appreciation (depreciation) on investments 394,294 23,265
  Net realized and unrealized gains (losses) on investments445,103 27,728
  Net increase (decrease) in net assets
   resulting from operations                        $465,926      $26,391
Net assets at beginning of year                     $544,175      $
Net increase (decrease) in net assets
   resulting from operations                         465,926       26,391
Capital shares transactions:
 Net premiums                                      2,646,226      424,520
 Transfers of policy loans                            (9,991)
 Transfers of cost of insurance                     (234,192)     (19,831)
 Transfers of surrenders                             (27,363)        (536)
 Transfers of death benefits
 Transfers of other terminations                      (6,801)
 Interfund transfers                                 174,729      113,631
  Net increase in net assets from capital
     share transactions                            2,542,608      517,784
Total increase in net assets                       3,008,534      544,175
Net assets at end of year                         $3,552,709     $544,175








                 American Century Variable Portfolios, Inc.
                           Capital Appreciation
     Balanced Portfolio           Portfolio          International Portfolio
     1998         1997        1998         1997         1998         1997
   $1,086      $          $             $              $1,827      $   6,735
    4,895                     18,759

    7,821                    4,895                     20,586


       20           5           41           10           239           38
    1,392         126        1,207          141         5,145          392

    6,409        (131)       3,647         (151)       15,202         (430)


   (1,944)        387      (14,210)        (425)       18,863          (34)
   18,540         559       14,374       (5,332)       54,979          652

   16,596         946          164       (5,757)       73,842          618

  $23,005        $815       $3,811      $(5,908)      $89,044         $188

  $52,097     $            $73,008      $            $199,713     $

   23,005         815        3,811       (5,908)       89,044          188


  288,299      57,959      183,887      71,171      1,002,411      176,976
   (5,411)                    (241)                    (5,436)          45
  (24,458)     (6,022)     (29,375)     (4,961)       (82,794)      (8,337)
   (5,978)       (110)     (13,744)       (126)       (12,709)      (1,208)

   (5,006)                                             (5,265)
    7,231        (545)         196      12,832         (7,657)      32,049

  254,677      51,282      140,723      78,916        888,550      199,525

  277,682      52,097      144,534      73,008        977,594      199,713

 $329,779     $52,097     $217,542     $73,008     $1,177,307     $199,713



Midland National Life Insurance Company
Separate Account A
Statements of Operations and Changes in Net Assets, Continued for the years ended December 31, 1998, 1997 and 1996


                                                      American Century Variable
                                                          Portfolios, Inc.
                                                                         Income &
                                                                          Growth
                                                  Value Portfolio       Portfolio
                                                 1998         1997        1998

Investment income:
 Dividend income                                $1,367     $                $39
 Capital gains distributions                    16,326
                                                17,693                       39
 Expenses:
  Administrative expense                           111           20
  Mortality and expense risk                     3,549          214          10
  Net investment income (loss)                  14,033         (234)         29
Realized and unrealized gains (losses) on investments:
 Net realized gains (losses) on investments    (10,206)         698          38
 Net unrealized appreciation (depreciation) on
   investments                                  19,163        2,214       1,125
  Net realized and unrealized gains (losses) on
   investments                                   8,957        2,912       1,163
  Net increase (decrease) in net assets resulting
   from operations                             $22,990       $2,678      $1,192
Net assets at beginning of year               $139,559     $           $
Net increase (decrease) in net assets resulting from
  operations                                    22,990        2,678       1,192
Capital shares transactions:
 Net premiums                                  699,611      116,538      30,706
 Transfers of policy loans                     (11,530)
 Transfers of cost of insurance                (82,653)      (8,468)       (128)
 Transfers of surrenders                       (24,446)         (47)
 Transfers of death benefits                   (17,555)
 Transfers of other terminations
 Interfund transfers                            52,604       28,858         750
  Net increase in net assets from capital share
   transactions                                616,031      136,881      31,328
Total increase in net assets                   639,021      139,559      32,520
Net assets at end of year                     $778,580     $139,559     $32,520







                                                   Lord, Abbett
     Massachusetts Financial Services               & Company
     Emerging   Growth &       New                   Growth &
      Growth     Income     Discovery   Research     Income
    Portfolio   Portfolio   Portfolio   Portfolio   Portfolio
      1998       1998         1998       1998        1998


   $         $            $         $            $





      4                                 54
     46           5          1         349           34

    (50)         (5)        (1)       (403)         (34)


    146           8         15         909           68

  7,127         585        142      41,025       (1,217)


  7,273         593        157      41,934       (1,149)


 $7,223        $588       $156     $41,531      $(1,183)

$           $           $          $            $


  7,223         588        156      41,531       (1,183)


 47,502      10,680      1,842      204,167      64,470
                                       (150)
   (315)       (120)       (23)      (2,238)       (397)
   (918)                             (5,394)         (6)


  3,024         208                   7,535         840


 49,293      10,768      1,819      203,920      64,907

 56,516      11,356      1,975      245,451      63,724

$56,516     $11,356     $1,975     $245,451     $63,724


1. Organization and Significant Accounting Policies:
Organization:
Midland National Life Separate Account A ("Separate Account"), a unit investment trust, was established as a segregated investment account of Midland National Life Insurance Company (the "Company") in accordance with the provisions of the South Dakota Insurance laws. The assets and liabilities of the Separate Account are clearly identified and distinguished from the other assets and liabilities of the Company. The Separate Account is used to fund variable universal life insurance policies of the Company.
The Separate Account invests in specified portfolios of Variable Insurance Products Fund ("VIPF"), Variable Insurance Products Fund II ("VIPF II"), Variable Insurance Products
Fund III ("VIPF III"), American Century Variable Portfolios, Inc. ("ACVP"), Massachusetts Financial Services ("MFS"), and Lord, Abbett & Company ("LAC") (collectively "the Funds"), each diversified open-end management companies registered under the Investment Company Act of 1940, as directed by participants. The VIPF III Balanced, Growth & Income and Growth Opportunities portfolios and the ACVP Balanced, Capital Appreciation, International and Value portfolios were introduced in 1997.
The ACVP Income & Growth portfolio, the MFS Emerging Growth, Growth & Income, New Discovery and Research portfolios as well as the LAC's Growth & Income portfolio were each introduced in 1998. All other portfolios have been in existence for more than three years. Investments in shares of the Funds are valued at the net asset values of the respective portfolios of the Funds corresponding to the investment portfolios of the Separate Account. Fair value of investments is also the net asset value. Walnut Street Securities serves as the underwriter of the Separate Account. Investment transactions are recorded on the trade date. Dividends are automatically reinvested in shares of the Funds. The first-in, first-out
(FIFO) method is used to determine realized gains and losses on investments.
Federal Income Taxes:
The operations of the Separate Account are included in the federal income tax return of the Company. Under the provisions of the policies, the Company has the right to charge the Separate Account for federal income tax attributable to the Separate Account. No charge is currently being made against the Separate Account for such tax since, under current law, the Company pays no tax on investment income and capital gains reflected in variable life insurance policy reserves. However, the Company retains the right to charge for any federal income tax incurred which is attributable to the Separate Account if the law is changed. Charges for state and local taxes, if any, attributable to the Separate Account may also be made


     1. Organization and Significant Accounting Policies, continued:
Estimates:
The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.
Merger:
Effective January 2, 1997, Investors Life Insurance Company of Nebraska ("Investors Life") was merged into the Company. Related to this merger all of the assets and liabilities of Investors Life were transferred to Midland including the assets of Investors Life's Separate Account B, which were merged into Midland's Separate Account A. The merger of the Separate Account B assets into Midland's Separate Account A was possible as the variable universal life insurance contracts were identical in all material respects to the contracts issued by Separate Account A. This merger of separate account assets was structured so that there was no change in the rights and benefits of persons owning contracts with either separate accounts and no change in the net asset values held by the respective participants of either of the separate accounts.
     2.     Expense Charges:
The Company is compensated for certain expenses as described below. The rates for each applicable charge is described in the Separate Account's prospectus.
 A contract administration fee is charged to cover the Company's recordkeeping and other administrative expenses incurred to operate the Separate Account.
 A mortality and expense risk fee is charged in return for the Company's assumption of risks associated with adverse mortality experience or excess administrative expenses in connection with policies issued.
 The Company assumes the responsibility for providing the insurance benefits included in the policy. The cost of insurance is determined each month based upon the applicable insurance rate and the current death benefit. The cost of insurance can vary from month to month since the determination of both the insurance rate and the current death benefit depends upon a number of variables as described in the Separate Account's prospectus


     2.     Expense Charges, continued:
 A transfer charge is imposed on each transfer between portfolios of the Separate Account in excess of a stipulated number of transfers in any one contract year.
 A surrender charge may be imposed in the event of a contract surrender or lapse within a stipulated number of years.

3. Purchases and Sales of Investment Securities:
The aggregate cost of purchases and proceeds from sales of investments for the years ended
December 31, 1998, 1997, and 1996 were as follows:


                             1998                         1997    1996
     Portfolio      Purchases       Sales        Purchases        Sales        Purchases        Sales

Variable Insurance
  Products Fund:
 Money Market      $3,703,516     $2,365,443     $2,398,056     $2,679,342     $2,034,275      $949,787
 High Income        2,203,912      1,455,179      1,762,564        534,720      1,130,421       593,263
 Equity-Income      8,012,948      3,161,806      4,606,039      1,926,533      3,626,635     1,654,290
 Growth            11,455,665      5,223,262      6,694,330      3,789,244      5,850,056     2,665,240
 Overseas           2,210,743      1,203,837      1,975,804        928,568      1,305,663       654,357

Variable Insurance
  Products
  Fund II:
 Asset Manager      2,586,539      1,337,735      2,167,982      1,198,071      1,858,024     1,305,947
 Investment Grade
   Bond               643,163        360,716        351,091        307,112        340,129       279,245
 Index 500          8,451,405      2,654,171      3,510,441        954,879      1,327,248       425,671
 Contrafund         6,631,801      2,542,183      3,786,750      1,239,389      1,876,198       473,421
 Asset Manager
   Growth           1,849,012        575,429      1,025,893       372,417         522,652       130,138

Variable Insurance
  Products
  Fund  III:
 Balanced             732,611        239,805        151,867        32,420
 Growth & Income    1,662,264        300,895        229,692        16,682
 Growth Oppor-
   tunities         3,263,185        699,754        583,991        67,546

American Century
  Variable
  Portfolios, Inc.:
 Balanced             335,438         74,354         69,085        17,933
 Capital Apprecia-
   tion               242,481         98,110         93,376        14,612
 International      1,186,094        282,341        224,848        25,753
                      911,411        281,349        153,593        16,945
 Income & Growth       32,015            657

Massachusetts
  Financial
  Services:
 Emerging Growth       50,012            769
 Growth & Income       10,927            164
 New Discovery          1,904             86
 Research             216,124         12,607

Lord, Abbett &
   Company:
 Growth & Income       65,826            952

                  $56,458,996    $22,871,604    $29,785,402    $14,122,166    $19,871,301    $9,131,859




4. Summary of Changes from Unit Transactions:
Transactions in units for the years ended December 31, 1998, 1997, and 1996 were as follows:

                                              1998                    1997                   1996
            Portfolio                 Purchases     Sales     Purchases    Sales     Purchases     Sales

Variable Insurance Products
Fund:

 Money Market                          295,836     184,053     160,457    175,104     132,191     61,393
 High Income                           121,025      66,129      71,855     20,908      45,898     25,239
 Equity-Income                         455,774     132,401     155,294     58,396     122,028     57,300
 Growth                                444,888     159,955     216,574    102,996     167,406     80,887
 Overseas                              122,745      60,018      89,759     39,237      67,962     33,856

Variable Insurance Products
  Fund II:
 Asset Manager                         102,475      54,816      77,125     50,498      84,315     66,066
 Investment Grade Bond                  44,592      23,051      20,534     19,490      20,996     18,784
 Index 500                             555,532     157,217     204,615     48,013      81,534     25,464
 Contrafund                            438,316     156,194     254,844     75,480     145,795     35,584
 Asset Manager Growth                  126,892      38,975      71,882     23,310      39,936     10,263

Variable Insurance Products
  Fund III
 Balanced                               60,349      19,734      13,593      2,733
 Growth & Income                       121,924      21,402      19,277      1,397
 Growth Opportunities                  251,295      52,957      51,166      5,612

American Century Variable
  Portfolios, Inc.:
 Balanced                               27,213       6,100       6,244      1,589
 Capital Appreciation                   23,494       9,333       8,033      1,258
 International                          98,873      22,399      21,308      2,405
 Value                                  74,591      22,784      13,166      1,434
 Income & Growth                         2,779          57

Massachusetts Financial Services:
 Emerging Growth                         4,556          63
 Growth & Income                           997          14
 New Discovery                             160           7
 Research                               22,120       1,245

Lord, Abbett & Company:
 Growth & Income                         6,014          84



5. Net Assets:
Net assets at December 31, 1998, consisted of the following:

                                              Accumulated
                                             Net Investment       Net
                                 Capital       Income an      Unrealized
                                  Share       Net Realized   Appreciation
      Portfolio                Transactions      Gains      of Investments     Total

Variable Insurance Products Fund:

 Money Market                   2,474,045        257,053                     2,731,098
 High Income                    2,735,943        660,085       (232,054)     3,163,974
 Equity-Income                 10,780,276      3,097,017      1,853,884     15,731,177
 Growth                        14,653,801      7,002,895      6,847,197     28,503,893
 Overseas                       3,720,814        908,652        265,574      4,895,040

Variable Insurance Products Fund II:
 Asset Manager                  4,514,398      2,008,761        764,298      7,287,457
 Investment Grade Bond            903,437        175,025         63,995      1,142,457
 Index 500                      9,368,052        901,318      1,953,054     12,222,424
 Contrafund                     8,072,838        948,155      2,009,574     11,030,567
 Asset Manager Growth           2,220,929        254,762        280,712      2,756,403

Variable Insurance Products Fund III:
 Balanced                         606,322         12,631         50,556        669,509
 Growth & Income                1,574,898         37,940        200,355      1,813,193
 Growth Opportunities           3,060,390         74,758        417,561      3,552,709

American Century Variable
  Portfolios, Inc.:
 Balanced                         305,960          4,721         19,098        329,779
 Capital Appreciation             219,638        (11,139)         9,043        217,542
 International                  1,088,075         33,601         55,631      1,177,307
 Value                            752,913          4,291         21,376        778,580
 Income & Growth                   31,328             67          1,125         32,520

Massachusetts Financial Services:
 Emerging Growth                   49,293             96          7,127         56,516
 Growth & Income                   10,768              3            585         11,356
 New Discovery                      1,819             14            142          1,975
 Research                         203,920            506         41,025        245,451

Lord, Abbett & Company:
 Growth & Income                   64,907             34         (1,217)        63,724

                               67,414,764     16,371,246     14,628,641     98,414,651





The accompanying notes are an integral part of the financial statements.

2 The accompanying notes are an integral part of the financial statements.

3 The accompanying notes are an integral part of the financial statements.

4 The accompanying notes are an integral part of the financial statements.

5 The accompanying notes are an integral part of the financial statements.

6 The accompanying notes are an integral part of the financial statements.

7 The accompanying notes are an integral part of the financial statements.

8 The accompanying notes are an integral part of the financial statements.

9 Midland National Life Insurance Company
Separate Account A
Notes to Financial Statements
18
Midland National Life Insurance Company
Separate Account A
Notes to Financial Statements, Continued


NEWSPA98

C O N T E N T S

                                                                Page(s)
Report of Independent Accountants                                  1
Balance Sheets                                                     2
Statements of Income                                               3
Statements of Stockholder's Equity                                 4
Statements of Cash Flows                                          5-6
Notes to Financial Statements                                     7-23






Report of Independent Accountants

The Board of Directors and Stockholder

Midland National Life Insurance Company:

In our opinion, the accompanying balance sheets and the related statements of income, stockholder's equity, and cash flows present fairly, in all material respects, the financial position of Midland National Life Insurance Company as of December 31, 1998 and 1997, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 1998, in conformity with generally accepted accounting principles. These financial statements are the responsibility of Midland National Life Insurance Company's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for the opinion expressed above.




March 10, 1999

Midland National Life Insurance Company
Balance Sheets
as of December 31, 1998 and 1997
(Amounts in thousands, except share and per share amounts)

ASSETS                                                1998       1997

Investments:
   Fixed maturities                                $2,281,730 $2,420,977
   Equity securities                                  327,309    145,156
   Policy loans                                       213,267    202,129
   Short-term investments                             280,943    636,280
   Other invested assets                               37,076     29,329

      Total investments                             3,140,325  3,433,871

Cash                                                      754      2,384
Accrued investment income                              38,555     37,980
Deferred policy acquisition costs                     417,164    416,767
Present value of future profits of
acquired businesses                                    31,162     40,397
Other receivables and other assets                     14,407     28,045
Separate accounts assets                              249,145    139,072

      Total assets                                 $3,891,512 $4,098,516

LIABILITIES AND STOCKHOLDER'S EQUITY

Liabilities:
   Policyholder account balances                   $2,307,893 $2,401,302
   Policy benefit reserves                            419,615    419,131
   Policy claims and benefits payable                  30,393     33,839
   Federal income taxes                                20,566     36,088
   Other liabilities                                  100,867     90,102
   Security lending liability                          50,500    308,125
   Separate account liabilities                       249,145    139,072

      Total liabilities                             3,178,979  3,427,659

Commitments and contingencies

Stockholder's equity:
   Common stock, $1 par value, 2,549,439 shares
   authorized, 2,548,878 shares outstanding             2,549      2,549
   Additional paid-in capital                          33,707     33,707
   Accumulated other comprehensive income              26,826     30,838
   Retained earnings                                  649,629    603,763
   Less treasury stock (561 shares), at cost             (178)

      Total stockholder's equity                      712,533    670,857

      Total liabilities and stockholder's equity   $3,891,512 $4,098,516


Midland National Life Insurance Company
Statements of Income
for the years ended December 31, 1998, 1997, and 1996
(Amounts in thousands)

                                             1998      1997       1996

Revenues:
   Premiums                                $94,495   $98,668    $101,423
   Interest sensitive life and
   investment product charges              159,115   157,423     150,839
   Net investment income                   224,939   188,650     173,583
   Net realized investment (losses)
   gains                                    (6,489)    3,561       6,839
   Net unrealized gains (losses) on
   trading securities                        2,847      (641)      6,200
   Other income                              3,157     2,565       4,362
      Total revenue                        478,064   450,226     443,246
Benefits and expenses:
   Benefits incurred                       137,313   146,227     151,208
   Interest credited to policyholder
   account balances                        133,529   111,333     103,618
      Total benefits                       270,842   257,560     254,826
Operating expenses (net of
commissions and other expenses
deferred)                                   47,549    44,130      43,243
Amortization of deferred policy
acquisition costs and present
      value of future profits of
      acquired businesses                   66,189    56,954      53,316
      Total benefits and expenses          384,580   358,644     351,385
Income before income taxes                  93,484    91,582      91,861
Income tax expense                          32,618    33,053      31,821
      Net income                           $60,866   $58,529     $60,040


Midland National Life Insurance Company
Statements of Stockholder's Equity
for the years ended December 31, 1998, 1997, and 1996
(Amounts in thousands)
                                                                Accumulated
                                       Additional                  Other                Less       Total
                                  Common Paid-in Comprehensive Comprehensive Retained Treasury Stockholder's
                                  Stock  Capital     Income        Income    Earnings   Stock     Equity

Balance at January 1, 1996        $2,549  $33,707                 $31,027  $510,194               $577,477
Comprehensive income:
   Net income                                         $60,040                60,040                 60,040
  Other comprehensive income:
     Net unrealized loss on available-for-sale
     investments                                      (12,202)  (12,202)                           (12,202)

Total comprehensive income                             $47,838

Balance at December 31, 1996        2,549   33,707                18,825     570,234                625,315

Comprehensive income:
  Net income                                            58,529                58,529                 58,529
  Other comprehensive income:
     Net appreciation on available-for-sale investments 12,013    12,013                             12,013

     Total comprehensive income                        $70,542

Dividends paid on common stock                                               (25,000)              (25,000)

Balance at December 31, 1997        2,549   33,707                30,838      603,763               670,857

Comprehensive income:
  Net income                                            60,866                 60,866                60,866
  Other comprehensive income:
     Net unrealized loss on available-for-sale
     investments                                        (4,012)   (4,012)                           (4,012)

     Total comprehensive income                         $56,854

Dividends paid on common stock                                                 (15,000)            (15,000)
Repurchase of minority interest shares                                                       (178)    (178)

Balance at December 31, 1998         $2,549   $33,707             $26,826      $649,629     $(178) $712,533




Midland National Life Insurance Company
Statements of Cash Flows
for the years ended December 31, 1998, 1997, and 1996
(Amounts in thousands)

                                                     1998       1997       1996
Cash flows from operating activities:
 Net income                                        $60,866    $58,529    $60,040
 Adjustments to reconcile net income to net cash
  provided by operating activities:
   Amortization of deferred policy acquisition costs
    and present value of future profits of acquired
    business                                       66,189     56,954     53,316
   Net amortization of premiums and discounts on
    investments                                     4,325      2,699      5,532
   Policy acquisition costs deferred              (54,611)   (50,363)   (65,285)
   Net realized investment (gains) losses           6,489     (3,561)    (6,839)
   Net unrealized (gains) losses on
    trading securities                            (2,847)       641     (6,200)
   Net proceeds from (cost of) trading
    securities                                   (37,769)    99,850      5,788
   Deferred income taxes                         (10,849)    (5,421)    12,177
   Net interest credited and product charges on
    charges on universal life and
    investment policies                          (25,586)   (46,090)   (47,221)
   Changes in other assets and liabilities:
     Net receivables and payables                 22,190    (13,946)    32,863
     Policy benefits                               8,397     15,826     26,185
     Other                                         1,173        122       (277)

   Net cash provided by operating
   activities                                     37,967    115,240     70,079

Cash flows from investing activities:
 Proceeds from investments sold, matured or repaid:
  Fixed maturities                             1,405,391  1,217,086  1,422,426
  Equity securities                              304,589    137,510    129,827
  Other invested assets                            2,601        941      2,055
 Cost of investments acquired:
  Fixed maturities                            1,281,839) (1,791,522)(1,569,779)
  Equity securities                            (451,181)  (144,862)  (145,096)
  Other invested assets                         (10,346)   (11,702)   (14,245)
 Net change in policy loans                     (11,138)    (9,995)   (11,295)
 Net change in short-term investments           355,337     93,875    (18,748)
 Net change in security lending                (257,625)   308,125
 Payment for purchase of insurance business, net of
  cash acquired                                 (1,026)    23,939

  Net cash provided by (used in)
  investing activities                          54,763   (176,605)  (204,855)

Midland National Life Insurance Company
Statements of Cash Flows, Continued
for the years ended December 31, 1998, 1997, and 1996
(Amounts in thousands)
                                                 1998      1997       1996
Cash flows from financing activities:
  Receipts from universal life
  and investment products                      317,398    280,164    285,569
  Benefits paid on universal life
  and investment products                     (396,580)  (194,993)  (156,514)
  Dividends paid on common stock               (15,000)   (25,000)
  Repurchase of minority interest shares          (178)

    Net cash provided by (used in)
    financing activities                       (94,360)    60,171    129,055

Increase (decrease) in cash                     (1,630)    (1,194)    (5,721)

Cash at beginning of year                        2,384      3,578      9,299

Cash at end of year                                754      2,384      3,578

Supplemental disclosures of cash flow information:
  Cash paid during the year for:
    Interest                                      $119       $143      $166
    Income taxes, paid to parent                45,980     42,749    16,772

  Noncash operating, investing and financing
    Policy loans, receivables and other assets
    received in assumption reinsurance
    agreements                                      70     38,044



1. Summary of Significant Accounting Policies:
Organization:
Midland National Life Insurance Company ("Midland" or the "Company") is a wholly-owned subsidiary of Sammons Enterprises, Inc. ("SEI"). Midland operates predominantly in the individual life and annuity business of the life insurance industry. The Company is licensed to operate in 49 states and the District of Columbia.
Basis of Presentation:
Effective May 31, 1996, Midland sold its wholly-owned subsidiary, North American Management, Inc. ("NAM"), to an unrelated party for a net consideration which approximated the net equity of NAM at May 31, 1996. The operations of the subsidiary, which were included through May 31, 1996, were not material to the financial statements.
On January 2, 1997, Investors Life Insurance Company of Nebraska was merged into Midland. Since this wholly-owned subsidiary was previously consolidated with Midland, this merger had no impact on the financial statements of Midland.
In preparing the financial statements, management is required to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the balance sheet and revenues and expenses for the period. Actual results could differ significantly from those estimates. The following are the more significant elements of the financial statements affected by the use of estimates and assumptions:
 - Investment values.
 - Deferred policy acquisition costs.
 - Present value of future profits of acquired business.
 - Policy benefit reserves and claims reserves.
- Fair value of financial instruments.
-
The Company is subject to the risk that interest rates will change and cause a decrease in the value of its investments. To the extent that fluctuations in interest rates cause the duration of assets and liabilities to differ, the Company may have to sell assets prior to their maturity and realize a loss.


1. Summary of Significant Accounting Policies, continued:
Investments:
The Company is required to classify its fixed maturity investments (bonds and redeemable preferred stocks) and equity securities (common and nonredeemable preferred stocks) into three categories: securities that the Company has the positive intent and the ability to hold to maturity are classified as "held to maturity"; securities that are held for current resale are classified as "trading securities"; and securities not classified as held to maturity or as trading securities are classified as "available for sale". Investments classified as trading or available-for-sale are required to be reported at fair value in the balance sheet. The Company has no securities classified as held-to-maturity.

Trading securities are held for resale in anticipation of short-term market movements. The Company's trading securities are stated at market value. Gains and losses on these securities, both realized and unrealized, are included in the determination of net income. Net cost of or proceeds from trading securities are included in operating activities in the statements of cash flows.

Available-for-sale securities are classified as such if not considered trading securities or if there is not the positive intent and ability to hold the securities to maturity. Such securities are carried at market value with the unrealized holding gains and losses included as other comprehensive income in stockholder's equity, net of related adjustments to deferred policy acquisition costs, deferred income taxes and the accumulated unrealized holding gains (losses) on securities sold which are released into income as realized investment gains.
Cash flows from available-for-sale security transactions are included in investing activities in the statements of cash flows. For CMO's and mortgage-backed securities, the Company recognizes income using a constant effective yield based on anticipated prepayments and the estimated economic life of the securities. When actual prepayments differ significantly from anticipated prepayments, the effective yield is recalculated to reflect actual payments to date and anticipated future payments. The net investment in the security is adjusted to the amount that would have existed had the new effective yield been applied since the acquisition of the security. This adjustment is included in net investment income.

Policy loans and other invested assets are carried at unpaid principal balances. Short-term investments are carried at amortized cost, which approximates fair value.

Investment income is recorded when earned. Realized gains and losses are determined on the basis of specific identification of the investments.


1. Summary of Significant Accounting Policies, continued:
Investments, continued:

When a decline in value of an investment is determined to be other than temporary, the specific investment is carried at estimated realizable value and its original book value is reduced to reflect this impairment. Such reductions in book value are recognized as realized investment losses in the period in which they were written down.

Recognition of Traditional Life, Health, and Annuity Premium Revenue and Policy Benefits:
Traditional life insurance products include those products with fixed and guaranteed premiums and benefits. Life insurance premiums, which comprise the majority of premium revenues, are recognized as premium income when due. Benefits and expenses are associated with earned premiums so as to result in recognition of profits over the life of the contracts. This association is accomplished by means of the provision for policy benefit reserves and the amortization of deferred policy acquisition costs.

Liabilities for future policy benefits for traditional policies generally are computed by the net level premium method based on estimated future investment yield, mortality, morbidity, and withdrawals which were appropriate at the time the policies were issued or acquired. Interest rate assumptions range from 6.5% to 11%.

Recognition of Revenue and Policy Benefits for Interest Sensitive Life Insurance Products and Investment Contracts (Interest Sensitive Policies):
Interest sensitive policies are issued on a periodic and single premium basis. Amounts collected are credited to policyholder account balances. Revenues from interest sensitive policies consist of charges assessed against policyholder account balances for the cost of insurance, policy administration, and surrender charges. Revenues also include investment income related to the investments which support the policyholder account balances. Policy benefits and claims that are charged to expense include benefits incurred in the period in excess of related policyholder account balances. Benefits also include interest credited to the account balances.

Policy reserves for universal life and other interest-sensitive life insurance and investment contracts are determined using the retrospective deposit method. Policy reserves consist of the policyholder deposits and credited interest less withdrawals and charges for mortality, administrative, and policy expenses. Interest crediting rates ranged primarily from 3% to 6.5% in 1998, 3.75% to 6.75% in 1997 and 3% to 7% in 1996. For certain contracts these crediting rates extend for periods in excess of one year.


1. Summary of Significant Accounting Pollicies, continued:
Deferred Policy Acquisition Costs:
Policy acquisition costs which vary with, and are primarily related to the production of new business, have been deferred to the extent that such costs are deemed recoverable from future profits. Such costs include commissions, policy issuance, underwriting, and certain variable agency expenses.
Deferred costs related to traditional life insurance are amortized over the estimated premium paying period of the related policies in proportion to the ratio of annual premium revenues to total anticipated premium revenues.

Deferred costs related to interest sensitive policies are being amortized over the lives of the policies (up to 25 years) in relation to the present value of actual and estimated gross profits subject to regular evaluation and retroactive revision to reflect actual emerging experience.

Policy acquisition costs deferred and amortized for years ended
December 31 are as follows:
                                          1998      1997       1996

Deferred policy acquisition costs,
 beginning of year                       416,767   427,218    410,051

Commissions deferred                      44,072    40,660     55,005
Underwriting and acquisition expenses
 deferred                                 10,539    9,703      10,280
Change in offset to unrealized gains
 and losses                                3,766    (8,710)        92
Amortization                             (57,980)  (52,104)   (48,210)

Deferred policy acquisition costs,
 end of year                             417,164   416,767    427,218

To the extent that unrealized gains and losses on available-for-sale securities would result in an adjustment to the amortization pattern of deferred policy acquisition costs or present value of future profits of acquired business had those gains or losses actually been realized, the adjustments are recorded directly to stockholder's equity through other comprehensive income as an offset to the unrealized gains or losses.

Present Value of Future Profits of Acquired Business:
The present value of future profits of acquired business ("PVFP") represents the portion of the purchase price of a block of business which is allocated to the future profits attributable to the insurance in force at the dates of acquisition. The PVFP is amortized in relationship to the actual and expected emergence of such future profits. The composition of the PVFP for the years ended December 31 is summarized below:


1. Summary of Significant Accounting Policies, continued:
Present Value of Future Profits of Acquired Business, continued:

                                         1998      1997       1996

Balance at beginning of year             40,397    21,308     26,414

Value of in-force acquired                         23,939
Adjustment to purchase price             (1,026)
Amortization                             (8,209)   (4,850)    (5,106)

Balance at end of year                   31,162    40,397     21,308

Based on current conditions and assumptions as to future events, the Company expects to amortize approximately 18 percent of the December 31, 1998 balance of PVFP in 1999, 15 percent in 2000, 12 percent in 2001, 10 percent in 2002, and 9 percent in 2003. The interest rates used to determine the amortization of the PVFP purchased ranged from 5.5 percent to 6.5 percent.

Policy Claims and Benefits Payable:
The liability for policy claims and benefits payable includes provisions for reported claims and estimates for claims incurred but not reported, based on the terms of the related policies and contracts and on prior experience. Claim liabilities are necessarily based on estimates and are subject to future changes in claim severity and frequency. Estimates are periodically reviewed and adjustments to such liabilities are reflected in current operations.

Federal Income Taxes:
The Company is a member of SEI's consolidated United States federal income tax group. The policy for intercompany allocation of federal income taxes provides that the Company compute the provision for federal income taxes on a separate return basis. The Company makes payment to, or receives payment from, SEI in the amount they would have paid to, or received from, the Internal Revenue Service had they not been members of the consolidated tax group. The separate Company provisions and payments are computed using the tax elections made by the Parent. Deferred tax liabilities and assets are recognized based upon the difference between the financial statement and tax bases of assets and liabilities using enacted tax rates in effect for the year in which the differences are expected to reverse.

Separate Account:
Separate account assets and liabilities represent funds held for the exclusive benefit of variable universal life and annuity contractholders. Fees are received for administrative expenses and for assuming certain mortality, distribution and expense risks. Operations of the separate accounts are not included in these financial statements.


1. Summary of Significant Accounting Policies, continued:
Comprehensive Income:
During 1998, the Company adopted Statement of Financial Accounting Standard No. 130, "Reporting Comprehensive Income." The standard requires the reporting of comprehensive income in addition to net income from operations. Comprehensive income is a more inclusive financial reporting methodology that includes disclosure of certain financial information that historically has not been recognized in the calculation of net income.

Comprehensive income for the Company includes net income and unrealized gains and losses (other comprehensive income) on available-for-sale securities. The adoption of this statement does not impact the overall financial position or stockholder's equity of the Company.

Security Lending:
The Company periodically enters into agreements to sell and repurchase securities. Securities out on loan are required to be 100% collateralized. Short-term investments of $50,500 and the related liability representing the collateral received is reflected on the balance sheets as of December 31, 1998.

Treasury Stock:
During the fourth quarter of 1998, the Company purchased its remaining outstanding minority shares from the lone minority shareholder for $178. The shares are retained as treasury stock as a reduction to stockholder's equity.

2. Fair Value of Financial Instruments:
The following methods and assumptions were used by the Company in estimating its fair value disclosures for financial instruments:
Cash, Short-Term Investments, Policy Loans and Other Invested
Assets:
The carrying amounts reported in the balance sheets for these instruments approximate their fair values.

Investment Securities:
Fair value for fixed maturity securities (including redeemable preferred stocks) are based on quoted market prices, where available. For fixed maturities not actively traded, fair values are estimated using values obtained from independent pricing services. In some cases, such as private placements and certain mortgage-backed securities, fair values are estimated by discounting expected future cash flows using a current market rate applicable to the yield, credit quality and maturity of the investments. The fair value of equity securities are based on quoted market prices.


2. Fair Value of Financial Instruments, continued:
Investment-Type Insurance Contracts:
Fair values for the Company's liabilities under investment-type insurance contracts are estimated using two methods. For those contracts without a defined maturity, the fair value is estimated as the amount payable on demand (cash surrender value). For those contracts with known maturities, fair value is estimated using discounted cash flow calculations using interest rates currently being offered for similar contracts with maturities consistent with the contracts being valued.

These fair value estimates are significantly affected by the assumptions used, including the discount rate and estimates of future cash flows. Although fair value estimates are calculated using assumptions that management believes are appropriate, changes in assumptions could cause these estimates to vary materially. In that regard, the derived fair value estimates cannot be substantiated by comparison to independent markets and, in some cases, could not be realized in the immediate settlement of the instruments. Certain financial liabilities (including non investment-type insurance contracts) and all nonfinancial instruments are excluded from the disclosure requirements. Accordingly, the aggregate fair value amounts presented do not represent the underlying value of the Company.

The carrying value and estimated fair value of the Company's financial instruments are as follows:

                             December 31, 1998     December 31, 1997
                            Carrying  Estimated   Carrying  Estimated
                             Value    Fair Value   Value    Fair Value
Financial assets:
 Fixed maturities,
  available-for-sale       $2,281,730 $2,281,730 $2,420,977 $2,420,977
 Equity securities,
  available-for-sale          221,325    221,325     78,950     78,950
 Equity securities,
  trading                     105,984    105,984     66,206     66,206
 Policy loans                 213,267    213,267    202,129    202,129
 Short-term investments       280,943    280,943    636,280    636,280
 Other investments             37,076     37,076     29,329     29,329

Financial liabilities:
 Investment-type insurance
 Contracts                    866,000    850,000  1,011,000    989,000

3. Investments and Investment Income:
Fixed Maturities and Equity Security Investments:
The amortized cost and estimated fair value of fixed maturities and equity securities classified as available for sale are as follows:
                                            December 31, 1998
                                           Gross      Gross
                                         Unrealized Unrealized Estimated
                               Amortized   Holding    Holding     Fair
                                 Cost       Gains      Losses    Value
Fixed maturities:
U.S. Treasury and other U.S.
Government corporations
and agencies                      $208,581  $14,285     $378    $222,488
Corporate securities             1,052,442   30,366   15,546   1,067,262
Mortgage-backed securities         955,785   22,225    1,093     976,917
Other debt securities               14,861      225       23      15,063

Total fixed maturities           2,231,669   67,101   17,040   2,281,730

Equity securities                  209,952   15,403    4,030     221,325

Total available for sale        $2,441,621  $82,504  $21,070  $2,503,055

                                           December 31, 1997

                                           Gross      Gross
                                         Unrealized Unrealized Estimated
                               Amortized   Holding    Holding     Fair
                                 Cost       Gains      Losses    Value
Fixed maturities:
U.S. Treasury and other U.S. Government corporations

and agencies                     $625,958    $9,232     $266    $634,924
Obligations of U.S. states and political
subdivisions                        3,201       147                3,348
Corporate securities              660,172    30,234      577     689,829
Mortgage-backed securities      1,055,140    22,159      109   1,077,190
Other debt securities              14,861       826        1      15,686

Total fixed maturities          2,359,332    62,598      953   2,420,977

Equity securities                  69,221    10,433      704      78,950

Total available for sale       $2,428,553   $73,031   $1,657  $2,499,927

The cost of the equity securities classified as trading securities are $103,798 and $66,867, respectively at December 31, 1998 and December 31, 1997.


3. Investments and Investment Income, continued:
Fixed Maturities and Investment Security Investments, continued:
The unrealized appreciation on the available-for-sale securities in 1998 and 1997 is reduced by deferred policy acquisition costs and deferred income taxes and is reflected as accumulated other comprehensive income in the statements of stockholder's equity:

                                                      1998       1997

Gross unrealized appreciation                       $61,434     $71,374
Deferred policy acquisition costs                   (20,164)    (23,930)
Deferred income taxes                               (14,444)    (16,606)

Accumulated other comprehensive income              $26,826     $30,838

The other comprehensive income in 1998 and 1997 is comprised of the change in unrealized gains (losses) on available-for-sale fixed maturities and equity security investments arising during the period less the realized gains (losses) included in income, deferred policy acquisition costs and deferred income taxes as follows:
                                           1998        1997        1996
Unrealized holding gains (losses) arising in the
current period:
Fixed maturities                        $(11,399)    $27,096    $(12,860)
Equity securities                         (5,025)      3,571         759
Less reclassification adjustment for (gains)
losses released into income                6,484      (3,476)     (6,851)
Less DAC impact                            3,766      (8,710)         92
Less deferred income tax effect            2,162      (6,468)      6,658

Net other comprehensive income           $(4,012)    $12,013    $(12,202)

The amortized cost and estimated fair value of available-for-sale fixed maturities at December 31, 1998, by contractual maturity, are as follows. Expected maturities will differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.


3. Investments and Investment Income, continued:
Fixed Maturities and Investment Security Investments, continued:
                                                            Estimated
                                        Amortized Cost      Fair Value

Due in one year or less                     $66,556           $67,164
Due after one year through five years        94,231            96,047
Due after five years through ten years      297,052           313,506
Due after ten years                         818,045           828,096
Securities not due at a single
maturity date (primarily mortgage-
backed securities)                          955,785           976,917

Total fixed maturities                   $2,231,669        $2,281,730

Investment Income and Investment Gains (Losses):
Major categories of investment income are summarized as follows:

                                         1998        1997        1996
Gross investment income:
Fixed maturities                       $173,475    $148,640    $126,733
Equity securities                        22,563      13,831      22,202
Policy loans                             15,331      11,891      10,327
Short-term investments                   24,308      20,594      16,946
Other invested assets                     2,730         824         553

Total gross investment income           238,407     195,780     176,761

Investment expenses                      13,468       7,130       3,178

Net investment income                  $224,939    $188,650    $173,583

The major categories of investment gains and losses reflected in the income statement are summarized as follows:

                                     1998            1997                   1996
                                        Unrealized -               Unrealized -                Unrealized -
                                          Trading                    Trading                      Trading
                            Realized     Securities    Realized     Securities      Realized     Securities

   Fixed maturities            $185                     $2,934         $195          $8,047          $(438)
   Equity securities         (6,669)         2,847         542         (836)         (1,196)         6,638
   Other                         (5)                        85                          (12)

      Net investment gains
      (losses)              $(6,489)        $2,847      $3,561        $(641)         $6,839         $6,200


	3.	Investments and Investment Income, continued:
Investment Income and Investment Gains (Losses), continued:
Proceeds from the sale of available-for-sale securities and the gross realized gains and losses on these sales (excluding maturities, calls and prepayments) during 1998, 1997, and 1996 were as follows:


                                               1998                 1997                    1996
                                         Fixed                 Fixed                  Fixed
                                      Maturities   Equity   Maturities   Equity    Maturities    Equity

   Proceeds from sales                 $744,300   $304,589   $801,246   $136,085   $1,020,090   $106,354
   Gross realized gains                   7,527        442      3,757      1,977       10,418        787
   Gross realized losses                  7,313      6,303      3,213        887        5,030      1,954

Other:
At December 31, 1998, and 1997, securities amounting to approximately $14,993 and $14,366, respectively, were on deposit with regulatory authorities as required by law.
At December 31, 1998, and 1997, the Company entered into repurchase agreements with brokerage firms totaling $50,500 and $308,125, respectively.
The Company generally strives to maintain a diversified invested assets portfolio. Other than investments in U.S. Government or U.S. Government Agency or Authority, the Company had no investments in one entity which exceeded 10% of stockholder's equity at December 31, 1998, except for the following investment with the following carrying value:

Residential Funding        $75,527

4. Income Taxes:
The significant components of the provision for Federal income taxes are as follows:
                                         1998        1997        1996

Current                                $43,467     $38,474     $19,644
Deferred                               (10,849)     (5,421)     12,177

Total federal income tax expense       $32,618     $33,053     $31,821



4. Income Taxes, continued:
Income tax expense differs from the amounts computed by applying the U.S. Federal income tax rate of 35% to income before income taxes as follows:
                                             1998      1997        1996

At statutory federal income tax rate       $32,720   $32,054     $32,151
Dividends received deductions                 (191)     (514)     (1,391)
Other, net                                      89      1,513      1,061

Total federal income tax expense           $32,618    $33,053    $31,821

The federal income tax liability as of December 31 is comprised of the following:
                                                      1998         1997

Net deferred income tax liability                   $21,470      $34,480
Income taxes currently (receivable) due                (904)       1,608

Federal income tax liability                        $20,566      $36,088

The tax effects of temporary differences that give rise to significant portions of the deferred income tax assets and deferred income tax liabilities at December 31 are as follows:

                                                       1998       1997

Deferred tax liabilities:
Present value of future profits of acquired business  $10,907    $14,139
Deferred policy acquisition costs                      99,192    100,989
Investments                                            22,154     27,245
Other                                                     906
Total deferred income tax liabilities                 132,253    143,279

Deferred tax assets:
Policy liabilities and reserves                       108,973    108,799
Other                                                   1,810
Total gross deferred income tax assets                110,783    108,799

Net deferred income tax liability                     $21,470    $34,480

Prior to 1984, certain special deductions were allowed life insurance companies for federal income tax purposes. These special deductions were accumulated in a memorandum tax account designated as "Policyholders' Surplus." Such amounts will usually become subject to tax at the then current rates only if the accumulated balance exceeds certain maximum limitations or certain cash distributions are deemed to be paid out of this account. It is management's opinion that such events are not likely to occur. Accordingly, no provision for income tax has been made on the approximately $66,000 balance in the policyholders' surplus account at December 31, 1998.


5. Reinsurance:
The Company is involved in both the cession and assumption of reinsurance with other companies.  Reinsurance premiums and
claims ceded and assumed for the years ended December 31 are as follows:
                               1998            1997             1996
                          Ceded  Assumed  Ceded  Assumed   Ceded  Assumed

Premiums                 $20,280  $6,106 $17,081  $7,971  $13,759  $7,116
Claims                    11,495   5,954   8,683   4,472   12,170   6,068

The Company generally reinsures the excess of each individual risk over $500 on ordinary life policies in order to spread its risk of loss. Certain other individual health contracts are reinsured on a policy-by-policy basis. The Company remains contingently liable for certain of the liabilities ceded in the event the reinsurers are unable to meet their obligations under the reinsurance agreement.

Effective in 1996, the Company assumed certain policy risks from its affiliate, North American Company for Life and Health Insurance, and its subsidiaries. The company fulfilled its obligation on this assumption contract and was released of this risk effective December 31, 1998. The Company has reflected risk and profit charges of $729 and $1,119 in other income in 1997 and 1996, respectively, under the terms of the reinsurance contract. Effective October 31, 1997, Midland acquired, via assumption reinsurance, a block of life and annuity business. Under the assumption agreement, the Company assumed approximately $574,310 of life and annuity reserves which is reflected in the liabilities for future policy benefits and received $550,371 of assets which was net of $23,939 of PVFP. The PVFP asset is being amortized principally over periods up to 25 years in relation to the present value of expected gross profits. The assets acquired included approximately $511,877 in cash and short term instruments, $38,044 in policy loans and $450 of other assets.
In accordance with the agreement, the final purchase price was determined in 1998 which reduced the PVFP asset to $22,913 and the life and annuity reserves assumed to $573,284.

6. Statutory Financial Data and Dividend Restrictions:
The Company is domiciled in South Dakota and its statutory-basis financial statements are prepared in accordance with accounting practices prescribed or permitted by the insurance department of the domiciliary state. "Prescribed" statutory accounting practices include state laws, regulations, and general administrative rules, as well as a variety of publications of the National Association of Insurance Commissioners (NAIC). "Permitted" statutory accounting practices encompass all accounting practices that are not prescribed. Such practices differ from state to state and company to company.


6. Statutory Financial Data and Dividend Restrictions, continued:
Generally, the net assets of the Company available for distribution to its shareholders are limited to the amounts by which the net assets, as determined in accordance with statutory accounting practices, exceed minimum regulatory statutory capital requirements. All payments of dividends or other distributions to stockholders are subject to approval by regulatory authorities. The maximum amount of dividends which can be paid by the Company during any 12-month period, without prior approval of the insurance commissioner, is limited according to statutory regulations and is a function of statutory equity and statutory net income (generally, the greater of statutory-basis net gain from operations or 10% of prior year-end statutory-basis surplus). The company paid a stockholder dividend of $15,000 and $25,000 in 1998 and 1997, respectively. The maximum amount of dividends payable in 1999 without prior approval of regulatory authorities is approximately $60,000.
The statutory net income of the Company for the years ended December 31, 1998 and 1997 is approximately $75,000 and $65,000, respectively, and capital and surplus at December 31, 1998 and 1997 is approximately $384,000 and $323,000, respectively, in accordance with statutory accounting principles.

7. Employee Benefits:
The Company participates in qualified pensions and other postretirement benefit plans sponsored by SEI. The Company also provides certain post-retirement health care and life insurance benefits for eligible active and retired employees through a defined benefit plan. The following table summarizes the benefit obligations, the fair value of plan assets and the funded status over the two-year period ended December 31, 1998. The amounts reflect an allocation of the Company's portion of the SEI plan:

                                 Pension Benefits       Other Benefits
                                 1998       1997       1998        1997

Benefit obligation at
December 31                     $6,420     $4,678     $1,718      $2,203
Fair value of plan assets at
December 31                      3,642      3,176

Funded status at December 31   $(2,778)   $(1,502)   $(1,718)    $(2,203)

Accrued benefit liability
recognized in financial
statements                        $616        $92     $1,650      $1,751


7. Employee Benefits, continued:
The Company's post-retirement benefit plan is not funded;
therefore, it has no plan assets.
The amounts of contributions made to and benefits paid from the plan are as follows:
                                    Pension Benefits     Other Benefits
                                    1998       1997      1998      1997

 Employer contributions             $          $         $227      $172
 Employee contributions                                    56        56
 Benefit payments                    197        444       283       228

The following table provides the net periodic benefit cost for the years ended 1998, 1997 and 1996:

                               Pension Benefits   Other Benefits
                               1998  1997  1996  1998  1997  1996

Net periodic benefit costs    $524  $360  $263  $126  $179  $164

The assumptions used in the measurement of the Company's benefit obligations are shown in the following table:

                                     Pension Benefits    Other Benefits
                                      1998       1997     1998     1997
Weighted-average assumptions
as of December 31:
Discount rate                        7.00%      7.25%    7.00%    7.25%
Expected return on plan
assets                               8.75%      8.75%      N/A      N/A
Rate of compensation
increase                             4.25%      4.25%      N/A      N/A

For measurement purposes, a 6.5% annual rate of increase in the per capita cost of covered health care benefits was assumed for 1998. The rate was assumed to decrease gradually each year to a rate of 4.5% for 2006 and remain at that level thereafter.
The Company also participates in a noncontributory Employee Stock Ownership Plan (ESOP) which is qualified as a stock bonus plan. All employees are eligible to participate in this plan upon satisfying eligibility requirements. The ESOP is sponsored by SEI. Each year the Company makes a contribution to the ESOP as determined by the Board of SEI. The expense for 1998, 1997, and 1996 was $1,725, $1,920, and $1,700, respectively. All contributions to the ESOP are held in trust.


8. Commitments and Contingencies:
Lease Commitments:
Midland's home office building has been conveyed to the City of Sioux Falls, South Dakota, and leased back in a transaction in which the City issued $4,250 of Industrial Revenue Bonds for face value. The bonds are collateralized by $2,571 of Midland's investments in government bonds. The lease includes a purchase option under which Midland may repurchase the building upon repayment of all bonds issued. The lease terms provide for 10 annual payments equivalent to principal of $425 beginning in 1993 and semiannual payments through 2002 in amounts equivalent to interest at 5.5% on the outstanding revenue bond principal. The building and land costs have been capitalized and are carried as part of other assets and the lease obligation as part of other liabilities.

The Company also leases certain equipment. Rental expense on operating leases amounted to $1,511, $1,208 and $1,048 for the years ended December 31, 1998, 1997, and 1996, respectively. The minimum future rentals on capital and operating leases at December 31, 1998, are as follows:

 Year Ending December 31          Capital       Operating       Total

         1999                     $513           $1,823        $2,336
         2000                     489            1,827         2,316
         2001                     466            1,448         1,914
         2002                     442            191           633
         2003                                    191           191
         Thereafter                              705           705

Total    1,910                    $6,185         $8,095

Less amount representing interest       210

Present value of amounts due
under capital leases                   $1,700

Other Contingencies:
The Company is a defendant in various lawsuits related to the normal conduct of its insurance business. Litigation is subject to many uncertainties and the outcome of individual litigated matters is not predictable with assurance; however, in the opinion of management, the ultimate resolution of such litigation will not materially impact the Company's financial position.


9. Other Related Party Transactions:
The Company pays fees to SEI under management contracts.  The
Company was charged $1,552, $1,530 and  $1,458 in 1998, 1997, and
1996, respectively, related to these contracts.

The Company pays investment management fees to an affiliate
(Midland Advisors Company). Net fees related to these services were $1,855, $1,425 and $1,339 in 1998, 1997 and 1996, respectively.

The Company provided certain insurance and non-insurance services to North American Company for Life and Health Insurance ("North American"), beginning in 1997. The Company was reimbursed $1,465 and $488 in 1998 and 1997, respectively, for the costs incurred to render such services.

The Company sold certain securities to North American at the current market value of $15,856, incurring a realized loss of $2,736 in 1998. In addition the Company acquired securities totaling $22,679 from North American

10. Subsequent Event:
Effective January 4, 1999, the Company received a contribution from SEI totaling $64,000. These funds were then applied to purchase substantially all of the assets of Parkway Mortgage Inc. ("Parkway"), a mortgage broker. In addition, the Company agreed to assume responsibility for the warehouse line-of-credit to fund loan originations.





The accompanying notes are an integral part of the financial statements.



The accompanying notes are an integral part of the financial statements.


The accompanying notes are an integral part of the financial statements.



Midland National Life Insurance Company
Notes to Financial Statements
(Amounts in thousands)

Midland National Life Insurance Company
Notes to Financial Statements, Continued
(Amounts in thousands)

NEWMGP98

PART II


                          UNDERTAKING TO FILE REPORTS


     Subject to the terms and conditions of Section 15(d) of the Securi-

ties Exchange Act of 1934, the undersigned registrant hereby undertakes to file with the Securities and Exchange Commission such supplementary and periodic information, documents, and reports as may be prescribed by any rule or regulation of the Commission heretofore, or hereafter duly adopted pursuant to authority conferred in that section.


                              RULE 484 UNDERTAKING


    Insofar as indemnification for liability arising under the Securities

Act of 1933 may be permitted to directors, officers and controlling per-

sons of the registrant pursuant to the foregoing provisions, or other-

wise, the registrant has been advised that in the opinion of the Securi-

ties and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnifi-

cation by it is against public policy as expressed in the Act and will be governed by the final jurisdiction of such issue.

UNDRTAKE.TXT

REPRESENTATIONS PURSUANT TO SECTION 26 (e) OF THE INVESTMENT COMPANY ACT

Midland National Life Insurance Company hereby represents that the fees and charges deducted under the Contract, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Midland National Life Insurance Company.

S6FORM.TXT
       CONTENTS OF REGISTRATION STATEMENT
                      ----------------------------------

This Registration Statement comprises the following Papers and Documents:

    The facing sheet.

    The prospectus consisting of 51 pages.

    The undertaking to file reports.

    Representations pursuant to Section 26(e) of the Investment
       Company Act.

    The signatures.

    Written consents of the following persons:

    (a)  Jack L. Briggs  1

    (b)  Sutherland Asbill & Brennan, L L P   4

    (c)  Russell A. Evenson, FSA.   4

    (d)  PricewaterhouseCoopers  L L P   4

    The following exhibits:

1.  The following exhibits correspond to those required by paragraph A of the instructions as to the exhibits in Form N-8B-2:

    (1)  Resolution of the Board of Directors of Midland National Life

         establishing the Separate Account A.   3

    (2)  Not applicable.

    (3)  (a)  Principal Underwriting Agreement.   1

         (b)  Selling Agreement.   1

         (c)  Commission schedule.   1
              --------------------

    (4)  Not applicable.

    (5)  Form of Contract.   1
-----------------------
1       Filed previously in Pre-Effective Amendment No. 1 on January 31, 1997.
2       Filed previously in Pre-Effective Amendment No. 2 on April 23, 1997.
3 Filed previously in Post Effective Amendment No. 1 for Registration No. 333-14061.
4       Filed herewith.
5 Incorporated by reference to the like-numbered exhibit filed in Post Effective Amendment No. 3 Midland National Life Separate
        Account A (File No. 333-14061).

    (6)  (a)  Articles of Incorporation of Midland National Life.    3

         (b)  By-Laws of Midland National Life.   3

    (7)  Not applicable.

    (8)  (a)  Participation Agreements for Fidelity Distributors

              Corporation/Variable Insurance Products Fund,

              and Variable Products Fund II.   2

    (8)  (b)  Amendments to Participation Agreements for Fidelity

              Distributors Corporation/Variable Insurance Products Fund,

              and Variable Products Fund II.   2

    (8)  (c)  Participation Agreement for Fidelity Distributors

              Corporation/Variable Insurance Products Fund III.   3

    (8)  (d)  Participation Agreement for American Century Investment

              Services, Inc.   2

    (8)  (e)  Participation Agreement for Massachusetts Financial Variable

              Insurance Trusts.    5

    (8)  (f)  Participation Agreement for Lord Abbett Series Funds, Inc.  5

    (9)  Not applicable.

   (10)  Application Form.   1

   (11)  Memorandum describing Midland National Life's insurance, transfer

         and redemption procedures for the Contract.   1

2.  See Exhibit 1(5).
    ---

3.  Opinion and Consent of Jack L. Briggs.   1

4.  No financial statements are omitted from the Prospectus pursuant to

    Instruction 1(b) or (c) or Part I.

5.  Not applicable.

6.  Opinion and Consent of Russell A. Evenson, Senior Vice President and Actuary

    of Midland National Life.   4

7.  Consent of Sutherland Asbill & Brennan L L P   4

8.  Consent of PricewaterhouseCoopers  L L P   4

-----------------------
1       Filed previously in Pre-Effective Amendment No. 1 on January 31, 1997.
2       Filed previously in Pre-Effective Amendment No. 2  on April 23, 1997.
3 Filed previously in Post Effective Amendment No. 1 for Registration No. 333-14061.
4       Filed herewith.
5 Incorporated by reference to the like-numbered exhibit filed in Post Effective Amendment No. 3 Midland National Life Separate
        Account A (File No. 333-14061).


CONVEUL.TXT

                             SIGNATURES
                             __________


    Pursuant to the requirements of the Securities Act of 1933, the registrant, Midland National Life Separate Account A, has duly caused this Registration Statement to be signed on its behalf by the undersigned thereunto duly authorized, and its seal to be hereunto affixed and attested, all in Sioux Falls, South Dakota, on the 5th day of April, 1999.

                                  Midland National Life Separate Account A

   (Seal)                      By:  Midland National Life Insurance Company



                                  By:_____________________________________
                                       President




    Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following Directors of Midland National Life Insurance Company in the capacities and on the dates indicated.

    Signature                             Title                     Date
    ---------                             -----                     ----

  _/s/ Michael M. Masterson       Director, Chairman of the      April 5, 1999
   Michael M. Masterson           Board, Chief Executive
                                  Officer and President

  _/s/ John J. Craig II___        Director, Executive Vice       April 5, 1999
   John J. Craig II               President

   _/s/ Russell A. Evenson        Director, Senior Vice          April 5, 1999
   Russell A. Evenson             President and Chief
                                  Actuary

    _/s/ Steven C. Palmitier      Director, Senior Vice          April 5, 1999
   Steven C. Palmitier            President and Chief
                                  Marketing Officer

   _/s/ Thomas M. Meyer___       Vice President and              April 5, 1999
   Thomas M. Meyer               Chief Financial
                                 Officer

_________________________      Director and Vice President       April 5, 1999
   Robert W. Korba




SECVEUL

                             SIGNATURE
                             __________


    Pursuant to the requirements of the Securities Act of 1933, the registrant, Midland National Life Separate Account A, certifies that it meets all of the requirements for effectiveness of this registration statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Registration Statement to be signed on its behalf by the undersigned thereunto duly authorized, and its seal to be hereunto affixed and attested, all in Sioux Falls, South Dakota, on the 5th day of April, 1999.

                                  Midland National Life Separate Account A

   (Seal)                      By:  Midland National Life Insurance Company



                                  By:/s/ John  J. Craig II___________________
                                     John J. Craig II
                                     Executive Vice President



SECSIG1

                                               Registration No. 333-14081
                                               POST EFFECTIVE AMENDMENT NO.2


________________________________________________________________________________
--------------------------------------------------------------------------------





                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549



                      ____________________________________


                                    EXHIBITS

                                       TO

                                    FORM S-6

                             REGISTRATION STATEMENT

                                     UNDER

                           THE SECURITIES ACT OF 1933

                                      FOR

                    MIDLAND NATIONAL LIFE SEPARATE ACCOUNT A

                                      AND

                    MIDLAND NATIONAL LIFE INSURANCE COMPANY


                      ____________________________________










________________________________________________________________________________
--------------------------------------------------------------------------------

EXHVEUL.TXT

EXHIBIT INDEX




    Exhibit
   _________


   6. Opinion and Consent of Russell A. Evenson, Senior Vice President and Actuary of Midland National Life

   7.                  Consent of Sutherland Asbill & Brennan, L L P

   8.                  Consent of PricewaterhouseCoopers, L L P




INDVEUL.TXT

April 5, 1999

Midland National Life Insurance Company
One Midland Plaza
Sioux Falls, SD 57193

Gentlemen:
    This opinion is furnished in connection with the filing of Post-Effective Amendment No. 2 to Registration Statement No. 333-14081 on
Form S-6 ("Registration Statement") which covers premiums expected to be received under the flexible premium Variable Executive Universal Life Insurance policy ("Policy") to be offered by Midland National Life Insurance Company. The Prospectus included in the Registration Statement describes policies which will be offered by Midland in each State where they have been approved by appropriate State insurance authorities. The policy form was prepared under my direction, and I am familiar with the Registration Statement and Exhibits thereto. In my opinion:

        The illustrations of death benefits, contract fund and accumulated premiums in Appendix A of the Prospectus included in the Registration Statement (the "Prospectus"), based on the assumptions stated in the illustrations, are consistent with the provisions of the Contract. The rate structure of the Contracts has not been designed so as to make the relationship between premiums and benefits, as shown in the illustrations, appear to be correspondingly more favorable to prospective purchasers of Contracts aged 25 or 40 in the underwriting classes illustrated than to prospective purchasers of Contracts at other ages or underwriting classes.

    I hereby consent to the filing of this opinion as an Exhibit to the Registration Statement and to use of my name under the heading "Experts" in the Prospectus.

                                   Sincerely,



                                   _// Russell A. Evenson______
                                   Russell A. Evenson, FSA, CLU, ChFC
                                   Senior Vice President and Actuary
RAEVEUL.TXT

April 26, 1999

Midland National Life Insurance Company
One Midland Plaza
Sioux Falls, SD 57193


      RE: Variable Executive Universal Life
          Form S-6, File No. 333-14081


Gentlemen:

We hereby consent to the reference to our name under the caption "Legal Matters" in the Prospectus filed as part of the Post-Effective Amendment No. 2 to the Registration Statement on Form S-6 filed by Midland National Life Insurance Company Separate Account A for certain variable life insurance contracts (File No. 333-14081). In giving this consent, we do not admit that we are in the category of persons whose consent is required under Section 7 of the Securities Act of 1933.

Very truly yours,



SUTHERLAND, ASBILL & BRENNAN L L P



by: __/s/Frederick_R._Bellamy__
      Frederick R. Bellamy

         CONSENT OF IDEPENDENT ACCOUNTANTS



We consent to the inclusion in Post effective Amendment No. 2 to this Registration Statement of Midland National Life Separate Account A on Form S-6 (File No. 333-14081) of our reports dated March 26, 1999 and March 17, 1999, on our audits of the financial statements of Midland National Life Separate Account A, and the financial statements of Midland National Life Insurance Company, respectively. We also consent to the reference of our firm under the caption "Financial and Actuarial".



PRICEWATERHOUSECOOPERS L L P


MINNEAPOLIS, MINNESOTA
April 23, 1999

CNSNTVEL.TXT